Exhibit 10.30


MASTER AGREEMENT dated as of July 31, 2000 (the AGREEMENT) among LIBERTY ELECTRIC PA, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the BORROWER), LIBERTY ELECTRIC POWER, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the PROJECT COMPANY and, collectively with the Borrower, the OBLIGORS), each of the lenders that is a signatory hereto identified under the caption "Bank Lenders" on the signature pages hereto or which, pursuant to
Section 12.4 hereof shall become a Bank Lender hereunder (individually, a BANK LENDER and, collectively, the BANK LENDERS), each of the lenders that is a signatory hereto identified under the caption "Institutional Lenders" on the signature pages hereto or which, pursuant to Section 12.4 hereof, shall become an Institutional Lender hereunder (individually, an INSTITUTIONAL LENDER and, collectively, the INSTITUTIONAL LENDERS and, collectively with the Bank Lenders, the LENDERS), and THE CHASE MANHATTAN BANK, as Administrative Agent (the ADMINISTRATIVE AGENT).

The Borrower has requested that the Lenders make loans and/or provide letters of credit to it as described more specifically below. The Lenders are prepared to make such loans and/or provide such letters of credit upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:

ARTICLE I.  DEFINITIONS

1.1 DEFINED TERMS

Unless otherwise specified herein, capitalized terms used in the Master Agreement shall have the meanings assigned to such terms in Appendix A hereto, which Appendix A shall be incorporated by reference herein. References in Appendix A to "this Agreement" or "this Master Agreement" (including, without limitation, indirect references such as "hereof", "herein" and "hereto") shall be deemed to be references to this Agreement.

ARTICLE II.  PRELIMINARY MATTERS

2.1 THE OBLIGORS

The Borrower owns 100% of the Project Company, which was formed in July 1998 to develop, construct, own, operate and maintain the Project.

2.2 PROJECT

The project is an approximately 568 megawatt (MW) combined cycle gas-fueled electric generating plant located in the Borough of Eddystone, Delaware County, Pennsylvania (as defined further in Appendix A, the PROJECT).

2.3 TOLLING AGREEMENT

The Project Company and PG&E Energy Trading - Power, L.P., a Delaware limited partnership (PGET), entered into a tolling agreement dated April 14, 2000, (the TOLLING AGREEMENT). The Tolling Agreement provides for the Project Company to design, construct and operate the Project in order to provide certain tolling operations to PGET and for PGET to utilize the Project for the processing of natural gas supplied by PGET into electric power.

2.4 EPC CONTRACT

The Project Company and Duke/Fluor Daniel, a North Carolina general partnership (the CONTRACTOR) entered into a turnkey contract dated as of January 1, 2000 (the EPC CONTRACT). The EPC Contract is a lump-sum fixed-price turnkey contract, pursuant to which the Contractor will provide all necessary design engineering, procurement and construction services. The obligations of the Contractor under the EPC Contract are guaranteed, jointly and severally, by Duke Capital Corporation and Fluor Corporation.

2.5 O&M AGREEMENT; MANAGEMENT SERVICES AGREEMENT

The Project Company and Conectiv Operating Services Company, a Delaware Corporation (the OPERATOR) have entered into an Operations and Maintenance Agreement, dated May 25, 2000 (the O&M AGREEMENT) pursuant to which the Operator will operate and maintain the Project on the terms and conditions set forth therein.

The Project Company and the Borrower have entered into a Management Services Agreement, dated as of July 12, 2000 (the MANAGEMENT SERVICES AGREEMENT). The Borrower has agreed, pursuant to the Management Services Agreement, to provide certain management, financial and administrative services on behalf of the Project Company.

2.6 PJM INTERCONNECTION SERVICE AGREEMENT; PECO AND CONECTIV INTERCONNECTION AGREEMENTS

Pursuant to the PJM Open Access Transmission Tariff (the PJM TARIFF), the Project Company and PJM Interconnection L.L.C. (the TRANSMISSION PROVIDER) shall enter into an Interconnection Service Agreement (the PJM INTERCONNECTION SERVICE AGREEMENT). Pursuant to the PJM Interconnection Service Agreement, the Transmission Provider agrees to provide for the interconnection of the Project to the Transmission System in the PJM Control Area.

PECO Energy Company (PECO), as the transmission owner to whose transmission system the project will interconnect, and the Project Company have entered into an interconnection agreement regarding the parallel operation of the parties' systems, and other matters generally included in interconnection agreements (the PECO INTERCONNECTION AGREEMENT). In addition, PECO and the Project Company have entered into a construction agreement regarding the construction of facilities and upgrades (the PECO INTERCONNECTION CONSTRUCTION AGREEMENT).

The Project Company will also enter into an interconnection facilities upgrade agreement with Conectiv (CONECTIV) regarding the construction and upgrade of certain sections of the Conectiv transmission system (the CONECTIV INTERCONNECTION CONSTRUCTION AGREEMENT) unless the terms governing such construction are incorporated into the terms of the PJM Interconnection Service Agreement.

2.7 PRECEDENT AGREEMENT; GAS TRANSPORTATION AGREEMENT

The Project Company, PGET and Texas Eastern Transmission Corporation, a Delaware corporation (TETCO) have entered into a Precedent Agreement, dated as of May 16, 2000 (the PRECEDENT AGREEMENT).

The Project Company, PGET and TETCO entered into two Fuel Transportation Service Agreements dated as of May 16, 2000 and related Negotiated Rate Agreements (collectively, the GAS TRANSPORTATION AGREEMENTS).

2.8 WATER SUPPLY AGREEMENT

The Project Company and Philadelphia Suburban Water Company (PSW) have entered into a Water Supply Agreement dated as of July 6, 2000 (the WATER SUPPLY AGREEMENT). Pursuant to the Water Supply Agreement, the Project Company will purchase water from PSW.

2.9 MERRILL CREEK RESERVOIR CAPACITY ASSIGNMENT

The Project Company and Delmarva Power & Light Company, a Delaware and Virginia corporation (DP&L) have entered into an Assignment of Entitlement, dated June 20, 2000 (the MERRILL CREEK ASSIGNMENT). The Merrill Creek Assignment provides for the assignment by DP&L to the Project Company of a portion of DP&L's Merrill Creek Reservoir storage capacity.

2.10 BANK FACILITY

The Bank Lenders have agreed, subject to the terms and conditions herein and in the Credit Agreement to (i) make Tranche A Loans from time to time during construction of the Project and prior to the Conversion Date in an aggregate principal amount of up to $105,000,000, (ii) make Equity Bridge Loans (which may be repaid and reborrowed) from time to time and during construction of the Project in an aggregate principal amount of up to $41,000,000, (iii) participate in a Debt Service Reserve Letter of Credit to be issued in an amount of up to $17,500,000 on the Conversion Date and to make Debt Service Reserve Loans to reimburse the Issuing Bank if and to the extent any amounts are drawn under the Debt Service Reserve Letter of Credit, (iv) make Working Capital Loans and/or provide Working Capital Letters of Credit from time to time beginning on the date which is six months prior to the Scheduled Conversion Date in an aggregate principal amount of up to $5,000,000.

2.11 INSTITUTIONAL FACILITY

The Institutional Lenders have agreed, subject to the terms and conditions herein and the Note Purchase Agreement, to make Tranche B Loans to the Borrower by purchasing Notes in an aggregate principal amount of up to $165,000,000.

2.12 INTERCREDITOR AGREEMENT

The Lenders, the Administrative Agent, the Collateral Agent, the Depositary Bank, the Borrower and the Project Company have entered into the Intercreditor and Collateral Agency Agreement dated as of the date hereof (the INTERCREDITOR AGREEMENT) providing for, among other things, certain sharing of payments and proceeds of the Collateral on the terms and conditions set forth therein.

2.13 DISBURSEMENT AGREEMENT

The Borrower, the Administrative Agent, the Depository Bank and the Collateral Agent have entered into a Disbursement Agreement, dated as of the date hereof (the DISBURSEMENT AGREEMENT), which provides for the establishment of certain collateral accounts and the disbursement of funds therefrom.

2.14 SECURITY

The Loans and all other obligations of the Obligors to the Lenders and the Administrative Agent under the Financing Documents will be secured pursuant to the Security Documents.

2.15 INTENT OF ARTICLE 2

The information set forth in Article 2 is for background purposes only and shall not be deemed to be a representation or covenant of either Obligor.

ARTICLE III.  LOANS; COMMITMENTS

3.1 LOANS

(a) Each Bank Lender severally agrees, on the terms and conditions of this Agreement and the Credit Agreement, to make loans to the Borrower from time to time during the Construction Stage Availability Period in an aggregate principal amount up to such Bank Lender's Tranche A Loan Commitment (the TRANCHE A LOANS). Amounts repaid in respect of Tranche A Loans may not be reborrowed.

(b) Each Institutional Lender severally agrees, on the terms and conditions of this Agreement and the Note Purchase Agreement, to make loans to the Borrower from time to time during the Construction Stage Availability Period in an aggregate principal amount up to such Institutional Lender's Tranche B Loan Commitment (the TRANCHE B LOANS). Amounts repaid in respect of Tranche B Loans may not be reborrowed.

(c) Each Bank Lender severally agrees, on the terms and conditions of this Agreement and the Credit Agreement, to make loans to the Borrower from time to time during the Construction Stage Availability Period in an aggregate principal amount up to such Bank Lender's Equity Bridge Loan Commitment (the EQUITY BRIDGE LOANS). Subject to the terms and conditions of this Agreement and the Credit Agreement, during the Construction Stage Availability Period, the Borrower may borrow, repay and reborrow the amounts of the Equity Bridge Loan Commitments.

(d) The Issuing Bank agrees, on the terms and conditions of this Agreement and the Credit Agreement, to issue a Letter of Credit on the Conversion Date in an amount up to the Debt Service Reserve Commitment (the DEBT SERVICE RESERVE LETTER OF CREDIT). The Issuing Bank shall not be obligated to issue the Debt Service Reserve Letter of Credit until the conditions set forth in
     Section 5.3 hereof have been satisfied in the manner prescribed in such Section. In addition, each Bank Lender severally agrees, on the terms and conditions of this Agreement and the Credit Agreement, to make loans to the Borrower to reimburse the Issuing Bank if and to the extent any amounts are drawn under the Debt Service Reserve Letter of Credit in an aggregate principal amount that will not result in such Bank Lender's Debt Service Reserve Exposure exceeding such Bank Lender's Debt Service Reserve Commitment (the DEBT SERVICE RESERVE LOANS).

(e) Each Bank Lender severally agrees, on the terms and conditions of this Agreement and the Credit Agreement, to make loans to the Borrower from time to time on and after October 1, 2001 and until the Working Capital Maturity Date in an aggregate principal amount that will not result in such Bank Lender's Working Capital Exposure exceeding such Bank Lender's Working Capital Commitment (the WORKING CAPITAL LOANS). Subject to the terms and conditions of this Agreement and the Credit Agreement, during the Working Capital Availability Period, the Borrower may borrow, repay and reborrow the amounts of the Working Capital Commitments.

3.2 OPTIONAL REDUCTIONS AND CANCELLATIONS OF COMMITMENTS

The Borrower may, at any time, upon not less than six (6) Business Days' prior written notice to the Administrative Agent and satisfaction of the applicable provisions of each Loan Agreement, reduce all or a portion of the unutilized Commitments under the Loan Agreements; PROVIDED that:

(a) prior to any such cancellation or reduction of the Construction Stage Commitments, each Lender shall have received a certificate from a Financial Officer of the Obligors to the effect that after taking into account the proposed reduction or cancellation, the sum (without duplication) of (i) the unutilized Construction Stage Commitments (less the Construction Contingency Amount), (ii) the funds in the Accounts available to the Project Company in accordance with the Disbursement Agreement, (iii) the proceeds of insurance received by the Collateral Agent and available to the Project Company in accordance with the terms of the Disbursement Agreement and (iv) the amount of Project Revenues that the Project Company reasonably expects to receive and to have available after the date of such cancellation or reduction but prior to the Conversion Date as reflected in the Construction Budget is not less than the sum of all Project Costs identified in the most recent certificate of the Independent Engineer delivered under Section 3.4(b) hereof and in the then current Construction Budget;

(b) the aggregate amount cancelled is a minimum of U.S.$1,000,000 (and in any integral multiple of U.S.$500,000 in excess thereof) or if the remaining balance of the Construction Stage Commitments is less than U.S.$1,000,000, such lesser amount;

(c) the Borrower may not (i) reduce or cancel any Tranche B Loan Commitments without reducing or canceling a Pro Rata Share of the Tranche A Loan Commitments or (ii) reduce or cancel the Tranche A Loan Commitments, unless it has made an offer, not less than 10 Business Days prior to the date of such reduction or cancellation, to the Institutional Lenders to reduce or cancel a Pro Rata Share of Tranche B Loan Commitments without payment of the Commitment Termination Fee; PROVIDED that the failure of any Institutional Lender to respond to such offer at least 3 Business Days prior to the date of such reduction or cancellation specified in such offer shall be deemed to be a rejection of such offer); and PROVIDED, FURTHER, that each Institutional Lender may accept or reject such offer in its sole discretion and upon any rejection by an Institutional Lender of such offer, the Borrower shall have the option to either (1) increase the size of the reduction of each Bank Lender's Tranche A Loan Commitments pro rata in an aggregate amount equal to such reduction, or (2) reduce a pro rata portion of such Institutional Lender's Tranche B Loan Commitment and pay the applicable Commitment Termination Fee for such reduction (provided that such Commitment Termination Fee shall be payable on all Tranche B Loan Commitments being concurrently reduced); and

(d) upon such cancellation or reduction, the Borrower shall pay all Commitment Termination Fees then due and all costs and expenses and other amounts then due under Section 12.3 hereof (if any) with respect to such cancellation or reduction under the Financing Documents.

Once reduced or cancelled, a Commitment may not be increased or reinstated.

3.3 MANDATORY REDUCTION OF COMMITMENTS

Any unutilized Commitments on the last day of the applicable Availability Period shall be cancelled, after giving effect, with respect to any Construction Stage Commitments, to any Loan made under the applicable Facility on such date. In addition, the Commitments shall be subject to automatic reduction to the extent set forth in Section 4.2. Upon any such mandatory cancellation or reduction, the Borrower shall pay all costs and expenses and other amounts then due under
Section 12.3 hereof (if any) with respect to such cancellation or reduction under the Financing Documents.

3.4 PROCEDURES FOR BORROWING

(a) Subject to Article 5 of this Agreement, the Borrower may request Loans by delivering a Notice of Borrowing with respect to such Loans, appropriately completed, to the Administrative Agent with a copy to the Collateral Agent in the manner described in the relevant Loan Agreement.

(b) Each Notice of Borrowing shall include as attachments (i) all certificates and documentation required under Article 5 of this Agreement and (ii) with respect to the Tranche A Facility, the Tranche B Facility and the Equity Bridge Loan Facility, a certificate of the Independent Engineer, in substantially the form attached hereto as Exhibit D; PROVIDED, HOWEVER, that no certificate of the Independent Engineer shall be required in connection with any Notice of Borrowing requesting Loans if the proceeds thereof are applied only to pay accrued interest on Loans.

ARTICLE IV.  PAYMENTS; PREPAYMENTS

4.1 PLACE AND MANNER OF PAYMENTS

All payments due under any Financing Document shall be made by the Borrower on the date due in the currency specified in, and pursuant to the terms of, the respective Financing Document and the Disbursement Agreement.

4.2 MANDATORY PREPAYMENTS

The Borrower shall prepay Loans (and the Commitments (including any Debt Service Reserve Commitment) are subject to automatic reduction) in accordance with this
Section 4.2. Loans so prepaid may not be reborrowed.

(a) EVENTS OF LOSS. Not later than the date specified for prepayment in Section 7.9(j) with respect to Loss Proceeds required to be applied to prepayment of the Loans under Section 7.9(j) (or upon such earlier date as the Obligors shall have determined not to restore the Affected Property), the Borrower shall prepay (without payment of any Make Whole Amount, penalty or premium) the Loans and/or the Commitments shall be subject to automatic reduction in the manner required under Section 4.4 in an amount equal to 100% of the Net Available Proceeds of such Loss Proceeds.

(b) PROJECT DOCUMENT CLAIMS. (i) Not later than the date specified for prepayment in Section 7.9(j) with respect to the proceeds of any Project Document Claims required to be applied to prepayment of the Loans under
     Section 7.9(j) (or, in the case of any Buy Down Amounts, upon such earlier date as the Obligors shall have determined not to apply such Buy Down Amounts to Restoration Work in the manner described in Section 7.9(j)), the Borrower shall prepay (without payment of any Make Whole Amount, penalty or premium) the Loans and/or the Commitments shall be subject to automatic reduction in accordance with Section 4.4 in an amount equal to 100% of the Net Available Proceeds of such Project Document Claim.

(c) EQUITY CONTRIBUTIONS. Not later than two (2) Business Days following the receipt by the Borrower of the proceeds of an Equity Contribution, the Borrower shall repay or prepay, as the case may be, Loans (and the Commitments shall be subject to automatic reduction) and/or shall reserve for unpaid Project Costs in accordance with Section 4.4(c).

(d) DEBT SERVICE RESERVE LOANS. On each Repayment Date, the Borrower shall prepay any outstanding Debt Service Reserve Loans to the extent funds are available therefore as provided in Sections 4.3 and 4.6 of the Disbursement Agreement.

(e) ANNUAL CLEAN UP OF WORKING CAPITAL FACILITY. The Borrower shall from time to time prior to the Working Capital Maturity Date prepay the Working Capital Loans in such amounts as shall be necessary so that, for a period of at least 10 consecutive days (which period shall include a Repayment
     Date) in each fiscal year of the Borrower, the aggregate outstanding principal amount of the Working Capital Loans shall be zero.

(f) CLEAN UP OF EQUITY BRIDGE LOAN FACILITY. The Borrower shall on each date when a Tranche B Loan is made, prepay in full all outstanding Equity Bridge Loans from the proceeds of any Tranche B Loan or Tranche A Loan made on such date to the extent the proceeds of such Loans are not otherwise (i) necessary to pay outstanding Project Costs, or (ii) in the case of the Tranche B Loans, deposited in the Tranche B Escrow Account.

(g) TRANCHE B ESCROW ACCOUNT. On or after the Date Certain, if instructed by the Required Lenders under the Tranche B Facility, the Borrower shall apply any amounts credited to the Tranche B Escrow Account to the prepayment of Tranche B Loans in the manner prescribed in Section 4.1(b) of the Note Purchase Agreement.

4.3 VOLUNTARY PREPAYMENTS

(a) Subject to Section 4.3(b) below, the Borrower may, on not less than six (6) Business Days' prior written notice to the Lenders and the Administrative Agent, voluntarily prepay Loans in accordance with this Section 4.3 and each of the applicable provisions of the Loan Agreements PROVIDED that, the Borrower may not (i) prepay any Tranche B Loans without prepaying a Pro Rata Share of the Tranche A Loans or (ii) prepay any Tranche A Loans unless it has made an offer, not less than 10 Business Days prior to the date of such prepayment, to the Institutional Lenders to prepay a Pro Rata Share of Tranche B Loans (at par plus accrued interest but without payment of any Make Whole Amount, penalty or premium); PROVIDED that the failure of any Institutional Lender to respond to such offer at least 3 Business Days prior to the date of such prepayment specified in such offer shall be deemed to be a rejection of such offer; and PROVIDED, FURTHER, that each Institutional Lender may accept or reject such offer in its sole discretion. Upon such refusal by an Institutional Lender, the Borrower shall have the option of either (1) paying the refused amount pro rata to the Bank Lenders or (2) prepaying such Pro Rata Share of the Tranche B Loans to the Institutional Lenders together with accrued interest thereon and the Make Whole Amount. The aggregate amount prepaid shall be a minimum of U.S.$1,000,000 (and in any integral multiple of U.S.$100,000 in excess thereof) or if the remaining balance of the Loan is less than U.S.$1,000,000, such lesser amount.

(b) No voluntary prepayments may be made under the Tranche A Facility or the Tranche B Facility prior to the Conversion Date unless prior to such prepayment: (i) all Commitments under the Tranche A Facility and the Tranche B Facility have been fully utilized or cancelled, and, in the case of any prepayment other than a prepayment in full of all Tranche A Loans and Tranche B Loans, (ii) each Lender shall have received a certificate from a Financial Officer of the Obligors to the effect that after taking into account the proposed prepayment, the sum (without duplication) of (A) the funds in the Accounts available to the Project Company in accordance with the Disbursement Agreement, (B) the proceeds of insurance received by the Collateral Agent and available to the Project Company in accordance with the terms of the Disbursement Agreement and (C) the amount of Project Revenues that the Project Company reasonably expects to receive and to have available after the date of such prepayment but prior to the Conversion Date as reflected in the Construction Budget is not less than the sum of all Project Costs identified in the most recent certificate of the Independent Engineer delivered under Section 3.4(b) hereof and in the then current Construction Budget.

4.4 ALLOCATION

The Borrower shall apply required prepayments under Section 4.2 in the following manner.

(a) EVENTS OF LOSS OR PROJECT DOCUMENT CLAIMS PRIOR TO CONVERSION DATE. If any prepayment under Section 4.2(a) or Section 4.2(b) is required prior to the Conversion Date, such prepayment shall be applied first, to irrevocably and permanently reduce pro rata the available undrawn amounts of Tranche A Loan Commitments and the Tranche B Loan Commitments (and, to the extent of such reduction, such prepayment shall be deposited into the Construction Account to be applied in accordance with the Disbursement Agreement), SECOND, to prepay (without Make Whole Amount, penalty or premium) pro rata outstanding Tranche A Loans and Tranche B Loans (in the manner described in Section
     2.08 of the Credit Agreement or Section 4.1(b) of the Note Purchase Agreement, as applicable), THIRD, to reduce pro rata the Equity Bridge Loan Commitments (and, to the extent of such reduction, such prepayment shall be deposited into the Construction Account to be applied in accordance with the Disbursement Agreement) and FOURTH, to prepay pro rata outstanding Equity Bridge Loans.

(b) EVENTS OF LOSS OR PROJECT DOCUMENT CLAIMS AFTER THE CONVERSION DATE. If any prepayment under Section 4.2(a) or Section 4.2(b) is required after the Conversion Date, such prepayment shall be applied FIRST, pro rata to the prepayment of the Tranche A Loans, the Tranche B Loans and the Debt Service Reserve Loans (in the manner described in Section 2.08 of the Credit Agreement or Section 4.1(b) of the Note Purchase Agreement, as applicable), and SECOND, pro rata to the reduction of the Working Capital Commitments and the Debt Service Reserve Commitments (and, to the extent that after such reduction, the Loans under the Working Capital Facility would exceed the Commitments under such Facility , to the prepayment of such Loans).

(c) EQUITY CONTRIBUTION APPLICATION. The proceeds of any Equity Contribution shall be applied as follows:

    (i) the proceeds of any Equity Contribution made on the Conversion Date shall be applied FIRST, to prepay or repay, as applicable, all outstanding Equity Bridge Loans (and the remaining Equity Bridge Loan Commitments shall be cancelled), SECOND, to reserve for unpaid punch list items, and THIRD, to prepay (without Make Whole Amount, penalty or premium) pro rata outstanding Tranche A Loans and Tranche B Loans (in the manner described in Section 2.08 of the Credit Agreement or Section 4.1(b) of the Note Purchase Agreement, as applicable).

    (ii) the proceeds of any Equity Contribution made voluntarily or made pursuant to the Equity Guarantee prior to the Conversion Date, shall be applied FIRST, to prepay all outstanding Equity Bridge Loans (and the Equity Bridge Loan Commitments shall be subject to automatic reduction to the extent of such Equity Contribution), SECOND, for deposit in the Construction Account for application in accordance with
          Section 4.2 of the Disbursement Agreement to the extent that undisbursed moneys in the Construction Account and the Tranche B Escrow Account, proceeds of insurance received by the Collateral Agent and available to the Project Company in accordance with the terms of the Disbursement Agreement and amounts then available to be drawn under the Financing Documents (after the reduction in Equity Bridge Loan Commitments referred to above) are in aggregate less than the amount necessary to pay all remaining Project Costs which have been or are reasonably likely to be incurred in connection with the Project; THIRD for deposit in the Construction Account for payment to the Members on the Conversion Date in the manner and in the amount set forth in Section 8.7(b) and FOURTH for deposit in the Construction Account to prepay on the Conversion Date (without Make Whole Amount, penalty or premium) pro rata outstanding Tranche A Loans and Tranche B Loans (in the manner described in Section 2.08 of the Credit Agreement or Section 4.1(b) of the Note Purchase Agreement, as applicable).

    (iii) the proceeds of any Equity Contribution made prior to the Conversion Date upon an Event of Default shall be applied FIRST to prepay all outstanding Equity Bridge Loans (and the remaining Equity Bridge Loan Commitments shall be cancelled) and SECOND for deposit in the Construction Account and applied in accordance with Section 4.10 of the Disbursement Agreement PROVIDED that if the Event of Default is cured prior to application of amounts deposited in the Construction Account, such amounts shall be applied in accordance with Section 4.4(c)(ii) above.

ARTICLE V.  CONDITIONS

5.1 CONDITIONS PRECEDENT TO INITIAL LOANS

The obligations of each Lender to make the initial Loans shall not become effective until the date on which each of the conditions precedent set forth in this Section 5.1 shall have been satisfied or waived; PROVIDED that if such conditions precedent are not so satisfied (or so waived) on or prior to 3:00 p.m., New York time, on September, 30, 2000, the Commitments shall terminate as of such time. The conditions precedent so satisfied or waived shall only be required to be satisfied once and when so satisfied or waived shall not be subject to further review and the Lenders shall not be able to require that such conditions precedent be satisfied or waived at any other time.

(a) DOCUMENTS. The Administrative Agent shall have received each of the documents set forth below by the Closing Date or, if required earlier, by the date otherwise specified below (each of which shall be satisfactory in form and substance to the Lenders as of the Closing Date (except as otherwise provided below) and to the extent that any such documents contain an Officer's Certificate, such Officer's Certificate shall be true and correct as of the Closing Date).

   (i) CORPORATE AUTHORITY AND INCUMBENCY OF MAJOR PROJECT PARTIES. Certified copies of:

          (A) the Charter Documents and all corporate authority for each Obligor, CEG and PECO (including, without limitation, board of director resolutions approving such Person's participation in the Project and, to the extent applicable, the financing therefor and the granting of Liens in connection therewith, and evidence of the incumbency, including specimen signatures, of officers for such Person) with respect to the execution, delivery and performance of the Transaction Documents to which such Person is or is intended to be a party; and

          (B) good standing certificates (to the extent available in such Person's jurisdiction of formation), each dated as of a recent date, as to the good standing of, and authority to transact business of, each Major Project Party.

   (ii) PLEDGED CERTIFICATES AND INSTRUMENTS. All certificates or other similar written evidence representing all of the Pledged Membership Interests together with all instruments evidencing any pledged Indebtedness, duly endorsed in blank or accompanied by undated instruments of transfer therefor duly executed in blank.

   (iii)  CONSULTANT REPORTS. Prior to the Closing Date,

          (A) the Independent Engineer's Report (reasonably satisfactory in form and substance to the Lenders as of the Closing Date);

          (B) the Insurance Consultant Report;

          (C) the Fuel Consultant's Report (reasonably satisfactory in form and substance to the Lenders as of the Closing Date); and

          (D) the PJM Market Consultant's Report.

   (iv) BASE CASE PROJECTIONS. With a copy to the Independent Engineer, at least ten (10) Business Days prior to the Closing Date, a hard copy of, and a computer disk containing, the base case projections for the Project, together with the underlying models and assumptions (in form and substance reasonably satisfactory to the Administrative Agent as of the Closing Date) (the BASE CASE PROJECTIONS), containing projections of revenues and expenses, results of operations and cash flows with respect to the Project over not shorter than the period beginning on the Conversion Date and ending on the Tranche B Final Maturity Date and providing an average Debt Service Coverage Ratio during the initial Tolling Period of not less than 1.45 and a minimum Debt Service Coverage Ratio for each fiscal year during the initial Tolling Period of not less than 1.40 and an average Debt Service Coverage Ratio thereafter of not less than 3.6 and a minimum Debt Service Coverage Ratio for each fiscal year thereafter of not less than 2.7.

   (v) CONSTRUCTION SCHEDULE. At least ten (10) Business Days prior to the Closing Date, a Construction Schedule for the Project, the Interconnection Upgrades and the Gas Interconnection Facilities through to the Scheduled Conversion Date, based on assumptions reasonably acceptable to the Administrative Agent and the Independent Engineer, demonstrating compliance with the requirements of the Financing Documents.

   (vi) CONSTRUCTION BUDGET. With a copy to the Independent Engineer, at least ten (10) Business Days prior to the Closing Date, a copy of the Construction Budget (which may be included in the Base Case Projections), which shall reflect the scope of work and the contract price for the Project, including the price under the EPC Contract, as of the Closing Date, and set forth the amount of all projected payments under the Construction Budget, certified as the reasonable estimate of the information set forth therein on the Closing Date by the chief financial officer of the Borrower, and on or before the Closing Date the Administrative Agent shall have received a certificate from the Independent Engineer to the effect that the Independent Engineer has reviewed and analyzed the Construction Budget, and that, in the opinion of the Independent Engineer, the Construction Budget, including the scope of work reflected thereby, including the price under the EPC Contract, represents a reasonable estimate of the information set forth therein.

   (vii) PROJECT PARTY FINANCIAL STATEMENTS. The Administrative Agent shall have received a copy of the most recent audited annual and unaudited quarterly financial statements with respect to each Major Project Party (other than the Obligors) PROVIDED such financial statements are prepared by such party and are made available to the Borrower and shall have received unaudited financial statements of each Obligor.

   (viii) FULL RELEASE. The Borrower shall have delivered to the Administrative Agent a copy of the Full Release delivered by the Project Company to the Contractor.

   (ix) CONTRACTOR'S CERTIFICATE. The Contractor shall have delivered to the Administrative Agent a certificate not more than (5) five Business Days prior to the Closing Date stating that as of such date (a) the Project Company is not in default under the EPC Contract, (b) no change orders are required as of such date under the EPC Contract other than change orders which have been delivered to the Administrative Agent and reviewed and approved by the Independent Engineer, (c) to the best of its knowledge, after due inquiry, no Force Majeure Event (as defined in the EPC Contract) has occurred and is continuing under the EPC Contract and (d) the Contractor has received and accepted the Full Release from the Project Company.

   (x) OPINIONS OF COUNSEL TO THE LENDERS. Opinions, each dated the Closing Date and addressed to the Administrative Agent and the Lenders, from Freshfields LLP, special New York counsel to the Lenders, in substantially the form of Exhibit C-4 hereto and from Reed Smith Shaw & McClay Pennsylvania counsel to the Lenders, in substantially the form of Exhibit C-5 hereto.

   (xi) OPINIONS OF NEW YORK COUNSEL TO THE OBLIGORS. Opinions, each dated the Closing Date and addressed to the Administrative Agent and the Lenders, from LeBoeuf, Lamb, Greene & MacRae, New York counsel to the Obligors, in substantially the form of Exhibit C-1 hereto, and from Blank, Rome, Comisky & McCauley, Pennsylvania counsel to the Obligors in substantially the form of Exhibit C-2 hereto and in each case covering such other matters incident to the transactions contemplated hereby as the Lenders may reasonably request.

   (xii) LEGAL OPINIONS. A legal opinion from counsel to each of the Major Project Parties under the laws of the respective jurisdiction of formation of such Person and under the laws of the jurisdiction(s) governing the Transaction Documents to which such Person is a party, in each case substantially in the form of the respective opinion attached as Exhibit C-3 hereto.

   (xiii) AGENTS FOR SERVICE OF PROCESS. Evidence that each Obligor, each
          Member and CEG shall have appointed an agent for service of process in each jurisdiction where such party is required to do so under any Transaction Document.

   (xiv) LIEN, JUDGMENT AND TAX SEARCHES. Copies of financing statements under the Uniform Commercial Code (and copies of Uniform Commercial Code search reports and tax lien, judgment and litigation search reports where available) with respect to the each Obligor and each Member pledging collateral to secure the obligations of the Borrower under the Financing Documents in each jurisdiction in which financing statements or similar documentation is necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created under the Security Documents, and all other instruments to be recorded or filed or delivered in connection with the Security Documents and all other lien searches undertaken in connection therewith.

   (xv) TITLE INSURANCE; SURVEYS. The following documents, which shall be executed (and, where appropriate, acknowledged) by Persons satisfactory to the Administrative Agent:

          (A) one or more mortgagee policies of title insurance on forms of and issued by one or more title companies satisfactory to the Administrative Agent (the TITLE COMPANIES), insuring the validity and priority of the Liens created under the Mortgage for and in amounts satisfactory to the Administrative Agent, subject only to such exceptions as are satisfactory to the Administrative Agent and, to the extent necessary under applicable law, for filing in the appropriate county land office(s), Uniform Commercial Code financing statements covering fixtures, in each case appropriately completed and duly executed; and

          (B) surveys of recent date of each of the facilities and real property to be covered by the Mortgage, showing such matters as may be required by the Administrative Agent, which surveys shall be in form and content acceptable to the Administrative Agent, and certified to the Administrative Agent and the Title Company, and shall have been prepared by a registered surveyor acceptable to the Administrative Agent.

   In addition, the Obligors shall have paid to the Title Company (or shall pay from the proceeds of the Loans hereunder) all expenses and premiums of the Title Company then due and payable in connection with the issuance of such policies and in addition shall have paid to the Title Company an amount equal to the recording and stamp taxes payable in connection with recording the Mortgage in the appropriate county land office(s).

   (xvi) INSURANCE. The Administrative Agent shall have received certificates of all policies of insurance required to be obtained under this Agreement and shall have received written confirmation from the insurance broker/agent stating that all such insurance policies as required by the Master Agreement are in full force and effect and that all insurance premiums then due have been paid.

   (xvii) FINANCING DOCUMENTS. Each of the Financing Documents shall have been executed and delivered by each of the parties thereto and shall be in full force and effect, all representations and warranties contained therein shall be true and correct in all material respects and no Default or Event of Default shall have occurred.

  (xviii) MAJOR PROJECT DOCUMENTS. Each of the Major Project Documents (other than the PJM Interconnection Service Agreement and the Conectiv Interconnection Construction Agreement) shall be reasonably satisfactory in form and substance to the Lenders as of the Closing Date, shall have been executed and delivered by each of the parties thereto and shall be in full force and effect, and all conditions precedent under such Major Project Documents required to have been satisfied by the date hereof shall have been satisfied or waived in writing by the relevant parties thereto.

   (xix) SOURCE AND USE OF FUNDS. The Obligors shall have delivered a sources and uses of funds statement identifying all sources and uses of the initial Loans.

   (xx) OTHER. Such other documents, information, reports, or surveys as the Administrative Agent may reasonably request.

(b) SECURITY INTERESTS. All security interests in the Collateral shall have been created and, where appropriate, all registrations and filings necessary to create and perfect the security interest of the Lenders therein shall have been filed or registered, and all other necessary actions shall have been taken to create and perfect a first priority security interest and charge over the Collateral in favor of the Lenders (or their agent, as appropriate), and all fees and duties shall have been paid in connection with any such action (or arrangements satisfactory to the Lenders shall have been made for the payment of such fees or duties from the proceeds of the initial extension of credit), and all such security interests shall be valid and enforceable.

(c) NO MATERIAL ADVERSE EFFECT. No event shall have occurred since June 8, 2000 (being the date when commitment letters were executed by the Borrower and certain of the Lenders in relation to the financing described herein) which could reasonably be expected to result in a Material Adverse Effect.

(d) FEES. The Borrower shall have paid to each Lender and the Administrative Agent and their technical and legal advisors the fees and expenses to be paid in connection herewith, including, without limitation, the fees and expenses set forth in Section 12.3 (to the extent that statements for such fees and expenses have been delivered to the Borrower).

(e) ACCOUNTS. Each of the Accounts shall have been established in accordance with the Disbursement Agreement.

5.2 CONDITIONS PRECEDENT TO EACH LOAN (INCLUDING THE INITIAL LOANS) PRIOR TO THE CONVERSION DATE.

The obligations of each Lender to make any Loans (including the initial Loans) prior to the Conversion Date are subject to the satisfaction of the following conditions precedent or the waiver of such conditions by the Lenders in accordance with Section 12.2.

(a) DOCUMENTS. The Administrative Agent shall have received each of the documents set forth below (each of which shall be satisfactory in form and substance to the Administrative Agent as of the date received, and to the extent that any such documents contain a certificate, such certificate shall be true and correct as of the date thereof).

       (i) CONSTRUCTION PROGRESS REPORT; CERTIFICATE OF INDEPENDENT ENGINEER.
           (A) The most recent Construction Progress Report delivered pursuant to Section 7.2(a) of the Master Agreement, confirmed by the Independent Engineer as provided therein, which shall indicate that:

          (x) construction of the Project, the Interconnection Upgrades and the Gas Interconnection Facilities is proceeding substantially in accordance with or ahead of the Construction Schedule, and

          (y) undisbursed moneys in the Construction Account and the Tranche B Escrow Account, proceeds of insurance received by the Collateral Agent and available to the Project Company in accordance with the terms of the Disbursement Agreement and amounts then available to be drawn under the Financing Documents equal or exceed the amount necessary to pay all remaining Project Costs which have been or are reasonably likely to be incurred in connection with the Project, the Interconnection Upgrades and the Gas Interconnection Facilities, on or prior to the Conversion Date, including all interest, fees and other amounts to be paid on the Loans on or prior to the Conversion Date, as certified by the Independent Engineer.

      (B) The Administrative Agent shall have received from the Independent Engineer (attached to the Notice of Borrowing referred to in (ii) below) a certificate in the form of Exhibit D to this Agreement stating that, to the best of the Independent Engineer's knowledge, after due inquiry:

          (x) the information material to the construction of the Project, the Interconnection Upgrades and the Gas Interconnection Facilities contained in each Construction Progress Report delivered pursuant to Section 7.2(a) of this Agreement is true, complete and correct in all material respects, and

          (y) the Independent Engineer has obtained no knowledge of the existence of any Default or Event of Default which has not been waived or cured.

      (ii) NOTICE OF BORROWING. A Notice of Borrowing, together with all documentation required in connection therewith including items required for disbursements as set forth in the Disbursement Agreement.

     (iii) OFFICER'S CERTIFICATE. An Officer's Certificate dated as of the date of such Notice of Borrowing stating that (A) all representations and warranties made by each Obligor in Article VI, and in any certificate furnished by the Project Company or the Borrower pursuant hereto or thereto are accurate in all material respects on and as of the date of such Loan unless such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct on and as of such specific date, (B) at the time of and immediately after giving effect to such Loan, no Default or Event of Default by either Obligor shall have occurred and be continuing hereunder and no default shall have occurred and be continuing under any Transaction Document, (C) the Obligors have complied with all other conditions precedent set forth in the Transaction Documents required to have been complied with on or prior to the date of such Loans.

      (iv) CONTRACTOR'S CERTIFICATE. The Project Company shall have delivered to the Administrative Agent a certificate from the Contractor stating that the Contractor has paid its direct subcontractors all amounts (other than those amounts being contested in good faith) then owing to such subcontractors.

      (v) PRIVATE PLACEMENT NUMBER. Evidence that a private placement number with respect to each Note shall have been obtained by the Administrative Agent, or a representative thereof, from S&P's CUSIP Service Bureau.

(b)     PRO RATA BORROWINGS.

      (i) Notwithstanding anything to the contrary in this Master Agreement or either of the Loan Agreements but subject to Section 5.2(b)(ii) below:

               (A) no Institutional Lender shall be required to make Tranche B Loans other than any such Loans the proceeds of which are deposited in the Tranche B Escrow Account (and no amounts shall be released out of the Tranche B Escrow Account) if after giving effect thereto, the aggregate outstanding principal amount under the Tranche B Loans (excluding amounts then held in the Tranche B Escrow Account) would exceed 65% of the aggregate outstanding principal amount of the Tranche A Loans and the Tranche B Loans (excluding amounts then held in the Tranche B Escrow Account), and

               (B) no such Bank Lender shall be required to make Tranche A Loans if, after giving effect thereto, the aggregate outstanding principal amount of Tranche A Loans would exceed 45% of the aggregate outstanding principal amount of the Tranche A Loans and Tranche B Loans (excluding amounts then held in the Tranche B Escrow Account).

      (ii) If any non pro rata Commitment reduction has been made with respect to the Tranche A Facility and the Tranche B Facility in accordance with Section 3.2(c) hereof, the percentage amounts set forth in
           Section 5.2(b)(i) above shall be adjusted as follows:

               (A) the percentage in Section 5.2(b)(i)(A) shall equal the sum of
          (x) the quotient, expressed as a percentage, equal to the aggregate principal amount outstanding under the Tranche B Loans together with the aggregate unutilized Commitments under the Tranche B Facility, divided by the aggregate principal amount outstanding under the Tranche A Loans and the Tranche B Loans together with the aggregate unutilized Commitments under each such Facility), plus (y) 4%; and

               (B) the percentage in Section 5.2(b)(i)(B) shall equal the sum of
          (x) the quotient, expressed as a percentage, equal to the aggregate principal amount outstanding under the Tranche A Loans together with the aggregate unutilized Commitments under the Tranche A Facility, divided by the aggregate principal amount outstanding under the Tranche A Loans and the Tranche B Loans together with the aggregate unutilized Commitments under each such Facility, plus (y) 4%.

(c) NO MATERIAL ADVERSE EFFECT. No event shall have occurred since the Closing Date that has resulted in or could reasonably be expected to result in a Material Adverse Effect.

(d) NO DEFAULT OR BREACH OF REPRESENTATION BY A MAJOR PROJECT PARTY. All material representations and warranties made by each Major Project Party (other than the Obligors) in each Transaction Document to which such Major Project Party is a party are true and correct in all material respects as of the date of such Loan, unless such representation or warranty is expressly stated to have been made as of a specific date in which case such representation or warranty is true and correct in all material respects as of such specific date except in each case when (i) the commercial or legal consequences of the failure to be so true and correct would not materially adversely effect such party's ability to perform its obligations under the relevant Major Project Document(s) or
       (ii) the specific breach of such representation or warranty was waived without reservation in connection with a prior Loan. No default by any Major Project Party (other than the Obligors) shall have occurred and be continuing under any material provision of any Transaction Document.

(e) TITLE POLICY ENDORSEMENTS. The Administrative Agent shall have received a continuation report of, or endorsement to, the title policy delivered under Section 5.1(a)(xv) hereto, setting forth no additional exceptions (including survey exceptions) except for Permitted Liens. In addition, the Obligors shall have paid to the Title Company (or shall pay from the proceeds of the Loans hereunder) all expenses and premiums of the Title Company then due and payable in connection with the issuance of such policies.

(f) LEGALITY. There shall have been no change since the date hereof (other than any change relating solely to the status of the applicable Institutional Lender) that could reasonably be expected to have the effect of making the Notes to be purchased by each Institutional Lender an illegal investment for such Institutional Lender under the laws of each jurisdiction to which such Institutional Lender may be subject (without resort to any so-called basket provision of said laws, such as Section 1405(a)(8) of the New York Insurance Law).

5.3  CONDITIONS PRECEDENT TO CONVERSION.

The Conversion Date shall occur upon the satisfaction of the following conditions on or before the Date Certain:

(i) CONVERSION DATE CERTIFICATE. The Administrative Agent shall have received the Conversion Date Certificate (the statements contained in which shall be true and correct).

(ii) AS-BUILT SURVEY. The Administrative Agent shall have received an as-built survey of the Project Site certified to the Administrative Agent and the Lenders and the Title Company, showing the Project and the Project Site and updated with respect to all relevant requirements; PROVIDED that with respect to structures, such survey need only show such improvements (such as all principal structures, including buildings but not pipes, manholes, valves, meters, etc.) as the Title Company shall require for purposes of deleting the standard survey exception and issuing a comprehensive endorsement and such other endorsements which require a survey to be issued.

(iii) TITLE POLICY ENDORSEMENTS. The Administrative Agent shall have received a continuation report of, or endorsement to, the title policy delivered under Section 5.1(a)(xv) hereto, setting forth no additional exceptions (including survey exceptions) except for Permitted Liens. In addition, the Obligors shall have paid to the Title Company all expenses and premiums of the Title Company in connection with the issuance of such policies.

(iv) OPERATING BUDGET. The Administrative Agent shall have received the first Operating Budget.

(v) CAPITAL CONTRIBUTION. The Members shall have made the capital contributions to the Borrower required pursuant to the Equity Contribution Agreement.

5.4    CONDITIONS PRECEDENT TO EACH BORROWING AFTER THE CONVERSION DATE.

The obligations of the Bank Lenders to make any Working Capital Loans or Debt Service Reserve Loans after the Conversion Date or the obligations of the Issuing Bank to issue any Letter of Credit under the Debt Service Reserve Facility or the Working Capital Facility after the Conversion Date are subject to (i) the Administrative Agent receiving each of the documents set forth in Sections 5.2(a)(ii) and 5.2 (a)(iii)(A) and (B) hereof (each of which shall be satisfactory in form and substance to the Administrative Agent, and to the extent such documents contain a certificate, such certificate shall be true and correct as of the date thereof) and (ii) the satisfaction of the conditions described in Section 5.2(d) hereof.

ARTICLE VI.  REPRESENTATIONS AND WARRANTIES

The Borrower (as to itself and the Project Company) and the Project Company (as to itself) represents and warrants to the Lenders that:

6.1    ORGANIZATION; POWERS

Each Obligor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

6.2  AUTHORIZATION; ENFORCEABILITY

Each Obligor has full power, authority and legal right to execute and deliver the Transaction Documents to which it is or is purported by this Agreement to be a party (as of the date such representation is made) and to perform its obligations thereunder, and each Obligor has full power, authority and legal right to own the property and assets owned by it and lease the property leased by it. The execution, delivery and performance by either Obligor of the Transaction Documents to which it is or is contemplated by this Agreement to be a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary action on the part of such Obligor. Each of the Transaction Documents to which either Obligor is a party have been duly executed and delivered by such Obligor and constitutes the legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

6.3  CAPITALIZATION

Schedule 6.3 sets forth the capitalization of each Obligor as of the date hereof, including (a) the authorized capital, (b) the membership interests outstanding, and (c) the Members and the membership interest held by each such Member. All outstanding membership interests are duly and validly issued and non-assessable. Neither Obligor has outstanding (i) any securities convertible into or exchangeable for its membership interests or (ii) any rights to subscribe for or to purchase, or any option for the purchase of, or any agreement, arrangement or understanding providing for the issuance (contingent or otherwise) of, or any call, commitment or claims of any character relating to, its membership interest.

6.4  SUBSIDIARIES AND BENEFICIAL INTEREST

The Project Company has no Subsidiaries and does not beneficially own the whole or any part of the issued share capital or other ownership interest of any other Person. The Project Company is the sole Subsidiary of the Borrower, and the Borrower has no other Subsidiaries and does not otherwise beneficially own the whole or any part of the issued share capital or other ownership interests in any other Person.

6.5  GOVERNMENTAL APPROVALS

(a) All material Governmental Approvals necessary to be obtained by or on behalf of either Obligor in connection with the Project are set forth in
     Schedule 6.5. The information set forth in each application and all other written material submitted by either Obligor or any Affiliate thereof to the applicable Governmental Authority in connection with each such Governmental Approval does not contain any misstatements that could reasonably be expected to render (either individually or taken as a whole) any such Governmental Approval void or invalid.

(b) All material Governmental Approvals required to be obtained by or on behalf of either Obligor for the current stage of Development of the Project as identified in Schedule 6.5 have been duly obtained, are in full force and effect, not subject to appeal, are held in the name of such Obligor, and are free from conditions or requirements the compliance with which could reasonably be expected to have a Material Adverse Effect or which the applicable Obligor does not expect to be able to satisfy on or prior to the date required (as contemplated by the Construction Schedule).

(c) Neither Obligor has any reason to believe that any material Governmental Approvals which have not been obtained by or on behalf of it as of the Closing Date, but which will be required to be obtained by it in the future, will not be obtained in due course on or prior to the date required (as contemplated by the Construction Schedule) and will not contain any condition or requirements, the compliance with which could reasonably be expected to result in a Material Adverse Effect. The Project, if constructed in accordance with the Plans and Specifications and otherwise developed as contemplated by the Major Project Documents, will conform to and comply with the terms of the Governmental Approvals applicable thereto.

(d) Neither Obligor, to the best of their knowledge, after due inquiry, is in violation of any Governmental Approval applicable to it, the violation of which could reasonably be expected to result in a Material Adverse Effect.

6.6 FINANCING DOCUMENTS; MAJOR PROJECT DOCUMENTS; NON-MATERIAL PROJECT DOCUMENTS; LICENSES

(a) The Financing Documents, the Major Project Documents and the Non-Material Project Documents constitute and include all contracts and agreements to which the Project Company, the Borrower or any Affiliate thereof is, or will be, a party relating to the Development of the Project and the construction of the Interconnection Upgrades and the Gas Interconnection Facilities, and the Obligors are not party to any contract or agreement that is not a Financing Document, a Major Project Document or a Non-Material Project Document. There are no services to be performed, materials to be supplied or rights (other than Governmental Approvals), required for the current stage of the Development of the Project other than those granted by, or to be provided to the Project Company pursuant to, the Major Project Documents and the Non-Material Project Documents and other than those services, materials and inputs that each Obligor reasonably believes can be obtained by the Project Company in the ordinary course of business on terms substantially consistent with the Base Case Projection. The Administrative Agent has received a certified copy of each Major Project Document and each Non-Material Project Document (in the case of Non-Material Project Documents, only those under which the Project Company has obligations (or a right to receive revenues) in excess of $1,000,000 per year), in each case as in effect on the date of delivery and each amendment, modification or supplement thereto. Except as permitted pursuant to Section 8.11, no Major Project Documents have been amended, modified or supplemented or have been Impaired and all of such Major Project Documents are in full force and effect. All conditions precedent to the obligations of the respective parties under such Major Project Documents have been satisfied or waived except for such conditions precedent which need not and cannot be satisfied until a later stage of Development of the Project, and the Project Company has no reason to believe that any such condition precedent cannot be satisfied on or prior to the commencement of the appropriate stage of Development of the Project. All representations, warranties and other factual statements made by the Obligors in such Major Project Documents are correct in all material respects (or, if stated to have been made solely as of an earlier date, were correct as of such date). The Obligors are not in default in the performance of any covenant or obligation set forth in any such Major Project Document and no event of force majeure (as defined in the applicable Transaction Document) has occurred and is continuing with respect to such Obligor under any Transaction Document.

(b) To the best knowledge of each Obligor, no breach, default or event of force majeure (each as defined in the applicable Transaction Document) has occurred and is continuing with respect to any Major Project Party under any Transaction Document.

(c) The Obligors own or have the right to use all permits, licenses, trademarks, patents, franchises and similar rights with respect to the usage of technology or other property (other than those constituting Governmental Approvals) that are necessary for the Development of the Project except where any such failure to obtain could not reasonably be expected to result in a Material Adverse Effect.

6.7  USE OF PROCEEDS

(a) The Borrower will use the proceeds of the Loans only (i) to make loans to the Project Company, (ii) to pay administrative, finance and tax related Project Costs as specified in the Financing Documents, (iii) to prepay Equity Bridge Loans, (iv) in the case of the Tranche A Loans, the Tranche B Loans and the Equity Bridge Loans, to procure the payment of Project Costs by the Project Company as set forth in the Construction Budget and if applicable to make payments to the Members in accordance with Section 8.7(b) hereto, and (v) in the case of Working Capital Loans, to procure the payment of Operation and Maintenance Expenses by the Project Company as set forth in the Operating Budget and the Construction Budget.

(b) Neither Obligor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

6.8  NO BREACH

The execution, delivery, and performance by each Obligor of each of the Transaction Documents to which it is or is contemplated by this Agreement to be a party and the consummation of the transactions contemplated thereby do not and will not: (a) contravene or violate any provisions of any Applicable Law to which either Obligor or any of their assets are subject or require any consent or approval (other than Governmental Approvals) of any Person that has not been obtained and each such consent and approval that has been obtained is in full force and effect, (b) conflict with, result in a breach of or constitute a default under any other Transaction Document or any other material agreement, lease or instrument to which such Obligor is a party or, to the best knowledge, after due inquiry, of such Obligor, to which any Affiliate of such Obligor is a party or by which such Person's property may be bound or affected, (c) result in, or create any Lien (other than a Permitted Lien) upon or with respect to any of the properties now owned or hereafter acquired by either Obligor, (d) conflict with, result in a breach of or constitute a default under the Charter Documents of either Obligor, or to the knowledge, after due inquiry, of such Obligor, the Charter Documents of any Affiliate of such Obligor except, in the cases of each of clauses (a), (b) and (c), where such contravention, violation, conflict, inconsistency, breach, default, creation or imposition with respect to the Major Project Documents would not result in a Material Adverse Effect.

6.9  TITLE; SECURITY DOCUMENTS

(a) Each Obligor owns and has good, legal and marketable title to the Collateral purported to be covered by the Security Documents to which it is a party, free and clear of all Liens other than Permitted Liens. The Project Company has unencumbered title and possession of all Properties (subject only to Permitted Liens) that are necessary for the current stage of Development of the Project. As at the Closing Date, no letters of credit have been issued in support of any obligations of either Obligor or under which either Obligor has any reimbursement obligation or liability.

(b) The provisions of the Security Documents are effective to create, in favor of the Collateral Agent for the benefit of the Secured Parties, a legal, valid and enforceable Lien on, and security interest in, all of the Collateral purported to be covered thereby, and all necessary and appropriate recordings and filings have been made in all necessary and appropriate public offices (including, without limitation, in the jurisdictions set forth in Annex 2 to the Pledge Agreement), and all other necessary and appropriate action (including, without limitation, payment of all filing, recording or other fees required in connection with the creation or perfection of such Lien) has been taken, so that each such Security Document creates a perfected Lien on, and security interest in, all right, title, estate and interest of the Obligors and the relevant Related Party in the Collateral purported to be covered thereby, prior and superior to all other Liens other than Permitted Liens.

6.10 ACTIONS, SUITS AND PROCEEDINGS

There is no action, suit or proceeding at law or in equity or by, or before, any Governmental Authority or arbitral tribunal now pending or, to the best of each Obligor's knowledge, after due inquiry, threatened against or affecting either Obligor or any of its Property which could reasonably be expected to result in a Material Adverse Effect.

6.11 ENVIRONMENTAL MATTERS

(a) To the best of each Obligor's knowledge, after due inquiry, such Obligor is not in violation of any Environmental Law except where such violation could not reasonably be expected to result in a Material Adverse Effect.

(b) To the best of each Obligor's knowledge, after due inquiry, no Hazardous Material has been Used or Released by the Project Company or by any other Person, at, on, under, or from any part of the Project other than in compliance with all applicable Environmental Laws except where such non compliance could not reasonably be expected to result in a Material Adverse Effect.

(c) There are no material Environmental Claims pending or threatened except where such Environmental Claim could not reasonably be expected to result in a Material Adverse Effect.

(d) All environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of either Obligor in relation to facts, circumstances, or conditions at or affecting the Project have been provided to the Lenders.

(e) No Liens have arisen under or pursuant to any Environmental Laws on any part of the Project, and to the best of each Obligor's knowledge, no government action has been taken or is in process that could subject such portion of the Project to such Liens, and neither Obligor will be required to place any notice or restriction relating to the presence of Hazardous Materials at the Project in any deed to the real property on which the Project is located other than a notice in the form set forth in the Special Warranty Deed.

6.12 COMPLIANCE WITH APPLICABLE LAWS

Each Obligor is, to the best of its knowledge, after due inquiry, in compliance with all Applicable Laws except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

6.13 INVESTMENT COMPANY ACT

Neither Obligor is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment advisor" within the meaning of the Investment Company Act of 1940, as amended.

6.14 PUHCA

(a) Neither Obligor is or will be, solely as a result of the participation by such Person, separately or as a group, in the transactions contemplated hereby or by any other Transaction Document, or as a result of the ownership, use or operation of the Project, subject to regulation by any Governmental Authority of the United States as a "holding company" or a "public utility company" as defined in PUHCA.

(b) The Project Company is an Exempt Wholesale Generator exempt from regulation under PUHCA.

6.15 TAXES

Each Obligor has timely filed or caused to be filed all tax returns, information statements and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which each Obligor has set aside or accrued for on its books adequate reserves in accordance with GAAP.

6.16 ERISA

(a) Except as set forth in Schedule 6.16, neither Obligor maintains any Plans, or contributes to any Multi-employer Plans. Each Plan, and, to the best knowledge of each Obligor, each Multi-employer Plan, is in substantial compliance in all material respects with, and has been substantially administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or state law, and no event or condition has occurred and is continuing as to which an Obligor would be under an obligation to furnish written notice to the Lenders under
     Section 7.4(c).

(b) No ERISA Event or any other event has occurred with respect to any Plan that has resulted in or could reasonably be expected to result in an Obligor or an ERISA Affiliate incurring liability which could reasonably be expected to result in a Material Adverse Effect.

(c)  Assuming the accuracy of the Institutional Lenders representations in
     Section 5 of the Note Purchase Agreement, the execution and delivery of the Financing Documents and the issuance and sale of the Notes under the Note Purchase Agreement will not constitute a non-exempt "prohibited transaction" under Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(a) of the Code by reason of a transaction described in Section 4975(c)(1)(A) through (D) of the Code.

6.17 NATURE OF BUSINESS

Neither Obligor has engaged in any business other than the Development of the Project.

6.18 UTILITY SERVICES

All utility services necessary for the Development of the Project, including, as necessary, but not limited to, water supply, storm and sanitary sewer, electric and telephone services, and facilities, are, or will be when needed, available to the Project Company on commercially reasonable terms consistent with those reflected in the Base Case Projections, subject to no unreasonable conditions, in the ordinary course of business.

6.19 DISCLOSURE

A copy of a confidential syndication information memorandum dated June 26, 2000 (the MEMORANDUM), relating to the transactions contemplated hereby has been made available to each Lender. The Memorandum (other than with respect to the information set forth under each sub-heading "Mitigants" in Section IX thereof and in each Appendix thereto as to which no representations are made) including any updates or supplements thereof, is correct in all material respects when taken as a whole, and does not, when taken as a whole, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading under the circumstances in which they were made at the time such statements were made.

The projected financial information contained in the Base Case Projections was prepared in good faith based upon assumptions believed to be reasonable at the time and represents reasonable projections on the Closing Date of the future performance of the Project Company, the Borrower and the Project.

6.20 PRIVATE OFFERINGS

Neither the Borrower nor Chase Securities, Inc. (the only Person authorized to act on behalf of the Borrower) has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Institutional Lenders and not more than 11 other institutional investors. Neither the Borrower nor anyone authorized to act on behalf of the Borrower has taken, or will take, any action which would subject the issuance or sale of the Notes to Section 5 of the United States Securities Act of 1933, as amended, or otherwise require the registration, filing or qualification of the Notes under any applicable laws of the United States of America.

6.21 FEES

Neither Obligor has any obligation to any Person in respect of any finder's, broker's, investment banking, legal or accounting or other similar fee (including, without limitation, any fee payable to engineers, environmental consultants, fuel consultants or similar experts) generated in connection with any of the transactions contemplated by the Major Project Documents except as otherwise set forth in the Base Case Projections and the Construction Budget.

6.22 BUDGETS

The Construction Budget (as amended or modified in accordance with this Agreement) represents the Obligor's reasonable estimates of all costs and expenses anticipated by the Obligors to be incurred by the Obligors prior to the Date Certain in order to construct and finance the construction of the Project, the Interconnection Upgrades and the Gas Interconnection Facilities in the manner contemplated by the Transaction Documents.

ARTICLE VII.  AFFIRMATIVE COVENANTS

Until the Commitments and all Letters of Credit have expired or terminated and all Secured Obligations payable to the Lenders have been paid in full, the Borrower (for itself and for the Project Company) and the Project Company (for itself) covenant and agree with the Lenders that:

7.1  FINANCIAL STATEMENTS AND RELATED INFORMATION

Each Obligor will furnish to the Administrative Agent (with one hard copy and, if reasonably available, a copy in electronic format):

(a) annual financial statements (audited with respect to all annual financial statements prepared after the Closing Date), within 90 days after the end of each fiscal year of such Obligor and setting forth in each case in comparative form (commencing with the fiscal year ending December 31, 2001), the corresponding figures for the preceding fiscal year, either (i) accompanied by an opinion thereon of the Auditor (without a "going concern" or like qualification or exception as to the scope of such audit) to the effect that said financial statements present fairly in all material respects the financial position and results of operations of such Obligor as at the end of, and for, such fiscal year in accordance with GAAP consistently applied or (ii) for those statements not required to be audited, accompanied by a certificate of a Financial Officer of the relevant Obligor, which certificate shall state that said financial statements present fairly in all material respects the financial position and results of operations of such Obligor, in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period;

(b) quarterly financial statements within 45 days after the end of each of the first three fiscal quarters of such Obligor, for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related balance sheet as at the end of such period, setting forth in each case in comparative form (where available), the corresponding figures for the corresponding period of (or in the case of the balance sheet, as of the end of) the preceding fiscal year, accompanied by a certificate of a Financial Officer of the relevant Obligor, which certificate shall state that said financial statements present fairly in all material respects the financial position and results of operations of such Obligor, in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

(c)  concurrently with any delivery of financial statements under clause (a) or
     (b) of this Section 7.1, a certificate of a Financial Officer of such Obligor (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (ii) only in connection with financial statements delivered under clause (a) above, stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 5.1(a)(vii) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(d) concurrently with the delivery of the financial statements under clause (a) of this Section 7.1, a discussion and analysis by the management of the Project Company of the business and operations through the end of the fiscal year covered by such financial statements, including a discussion and analysis with respect to (i) the progress of construction during such period on the Project , the Interconnection Upgrades and the Gas Interconnection Facilities (in the case of any report delivered on or prior to the first fiscal quarter ended after the Conversion Date), (ii) compliance with Environmental Laws, (iii) a statement of all financial transactions in such period between each Obligor and any of their Affiliates (other than pursuant to any Transaction Document or between Borrower and the Project Company), including a certification by a Financial Officer of each Obligor that such transactions were on ordinary commercial terms negotiated on an arm's length basis, and (iv) a comparison of the results of operations of the Project Company for the relevant period to the Operating Budget for the same period (in the case of any report delivered on or after the Conversion Date), together with an explanation of any material variation therefrom; and

7.2  CONSTRUCTION REPORTS; OPERATING REPORTS; ETC.

As soon as available and in any event by the dates set forth below, the Project Company will furnish to the Administrative Agent (with one hard copy and, if reasonably available, a copy in electronic format):

(a) not later than five (5), nor earlier than ten (10), Business Days prior to the beginning of each month, in the case of each month commencing prior to the Conversion Date, a Construction Progress Report confirmed by the Independent Engineer and in the case of each quarter commencing on or after the Operational Acceptance, an Operating Report;

(b) not later than forty-five (45) days after the end of each fiscal quarter following the Closing Date and before the Conversion Date, a revised Construction Budget reflecting actual experience and future expectations for the next twelve (12) months (or, in the event the Conversion Date is expected to occur within such twelve (12) month period, for the period up to the Conversion Date), together with an explanation of material deviations from the then existing Construction Budget; and

(c) promptly, but in any event within five (5) Business Days after the Project Company's receipt thereof, a copy of each report with respect to the Performance Tests and the status of the Work delivered by the Contractor under Article 32 of the EPC Contract and Section 10 and Schedule H of the Project Technical Requirements (as defined in the EPC Contract).

7.3  OPERATING BUDGET

As soon as available, but in any event not later than thirty (30) days prior to the Conversion Date and not later than sixty (60) days before the end of each fiscal year of the Project Company beginning thereafter, the Project Company will furnish to the Administrative Agent (with one hard copy and, if reasonably available, a copy in electronic format):

(a) an Operating Budget for the following fiscal year (or, in the case of the initial Operating Budget, for the period from the Conversion Date until the end of the then current fiscal year) of the Project Company complying with the requirements set forth in Section 7.16 (and not less than sixty (60)) days prior to the due date for each such Operating Budget, a draft of such Operating Budget); and

(b) a certificate of a Financial Officer of the Project Company, certifying that such Operating Budget is the good faith estimate for each line item and for each period included therein and represents a complete, fair and accurate projection in all material respects as of the date such Operating Budget is submitted, based on all facts and circumstances then existing and known (based on due inquiry of officers of the Project Company), and represents the good faith estimate of the future results of the Project Company.

7.4  NOTICES OF MATERIAL EVENTS; ENVIRONMENTAL MATTERS

The Obligors will furnish written notice of each of the following events, occurrences, and conditions to the Administrative Agent and each Lender:

(a) as promptly as possible and in any event within three (3) Business Days after a Financial Officer of an Obligor has actual knowledge thereof, the occurrence of any Default;

(b) as promptly as possible and in any event within ten (10) Business Days after a Financial Officer of an Obligor has actual knowledge thereof (i) the filing or commencement of any action, suit or proceeding or the assertion of any Environmental Claim relevant in any material respect to the Development of the Project or the construction of the Interconnection Upgrades or the Gas Interconnection Facilities by or before any arbitrator or other Governmental Authority against or affecting an Obligor or any other Major Project Party or Merchant Stage Project Party or (ii) any other circumstance, act, or condition with respect to the adoption, material amendment, interpretation, or repeal of any Applicable Law relevant in any material respect to the Development of the Project or the construction of the Interconnection Upgrades or the Gas Interconnection Facilities or the Impairment of any Governmental Approval or notice (whether formal or informal, written or oral) of the failure of a Major Project Party or Merchant Stage Project Party to comply with the terms and conditions of any Governmental Approval related to the Development of the Project or the construction of the Interconnection Upgrades or the Gas Interconnection Facilities in any material respect;

(c) as promptly as possible and in any event within ten (10) Business Days after a Financial Officer of an Obligor has actual knowledge thereof, the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of such Obligor in an aggregate amount exceeding $20,000,000;

(d) within ten (10) Business Days after a Financial Officer of the Borrower has actual knowledge thereof, the assertion of any Environmental Claim by any Person against, or with respect to the activities of, the Project Company and any alleged violation of, or non-compliance with, any Environmental Laws or any permits, licenses or authorizations by the Project Company; and

(e) as promptly as possible and in any event within three (3) Business Days after a Financial Officer of an Obligor has actual knowledge of any development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 7.4 shall be accompanied by a statement of a Financial Officer of such Obligor setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. In addition, such Obligor shall, promptly upon request therefor, furnish such other environmental reports as any Lender may reasonably request.

7.5  MISCELLANEOUS NOTICES

Each Obligor will furnish to the Administrative Agent:

(a) promptly, notice of any change in the Financial Officers of such Obligor, including certified specimen signatures of any new officer so appointed and, if requested by the Administrative Agent, satisfactory evidence of the authority of such new officer;

(b) promptly after such Obligor's receipt thereof, a copy of any management letter received by such Obligor from the Auditor in relation to its financial, accounting and other systems, management or accounts or the Project;

(c) promptly upon their becoming available, copies of all material notices and material documents received or given by either Obligor pursuant to any Major Project Document (including any notice or other document relating to a failure by the Project Company or other Major Project Party to perform any of its covenants or obligations under such Major Project Document); and

(d) promptly following any request therefor, such other information regarding the material operations, business affairs and financial condition of either Obligor, or compliance with the terms of the Financing Documents, as the Administrative Agent may reasonably request.

7.6  EXISTENCE; CONDUCT OF BUSINESS

Each Obligor shall preserve and maintain (a) its legal existence as a limited liability company in good standing under the laws of the jurisdiction of its organization; (b) its qualification to do business in each other jurisdiction where such qualification is required; and (c) all of its licenses, rights, privileges and franchises necessary for the Development of the Project and the maintenance of its existence and its qualification to do business.

7.7  PAYMENT OF OBLIGATIONS AND TAX FILINGS

Each Obligor shall file all tax returns that are required to be filed and pay all of its obligations, including liabilities for Taxes, except where (a)(i) the validity or amount of such payment is being contested in good faith by appropriate proceedings and (ii) such Obligor has accrued for or set aside on its books adequate reserves with respect to such payment in accordance with GAAP and (b) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

7.8  PROJECT CONSTRUCTION; MAINTENANCE OF PROPERTIES

(a) The Project Company shall cause the Project to be constructed and completed in all material respects in accordance with (i) all Governmental Approvals and Applicable Laws (including Environmental Laws), (ii) generally accepted engineering practice and generally accepted construction procedures, (iii) the terms of the EPC Contract (including, without limitation, the Plans and Specifications) and the other relevant Major Project Documents, and (iv) the Construction Budget and Construction Schedule.

(b) The Project Company shall cause the Project to be operated and maintained in accordance with all Governmental Approvals, Applicable Laws (including Environmental Laws), the Major Project Documents and any Merchant Stage Agreements and shall maintain and operate the Project and all of its other Properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear and casualty excepted, and in the case of the Project, in accordance with Prudent Utility Practices.

(c) Except as otherwise provided in Section 7.9, the Project Company shall repair or restore any of its material Property now or hereafter the subject of a Event of Loss (whether or not insured against or insurable) except any of its Property that the Project Company determines in good faith with the approval of the Administrative Agent (after consultation) not to be necessary to the conduct of its business.

7.9  INSURANCE; EVENT OF LOSS; PROJECT DOCUMENT CLAIMS

(a) MAINTENANCE OF INSURANCE. The Project Company shall, (i) maintain and keep in full force and effect insurance of the types and in the amounts sufficient to satisfy the Major Project Documents and the Merchant Stage Agreements but in no event less than the limits and coverage provisions set forth in Appendix B and (ii) maintain or cause to be maintained all such workers' compensation or similar insurance as may be required under Applicable Laws.

(b) RATING. All insurance required to be maintained by the Project Company under this Section 7.9 will be effected under a valid and enforceable policy or policies issued by insurers of recognized responsibility, with an A.M. Best Insurance Reports rating of "A-" or better and a financial size category of "VIII" or higher (or if not rated by A.M. Best Insurance Reports, with a claims paying ability rating from S&P of "A" or higher).

(c) CERTAIN INSURANCE POLICY PROVISIONS. All policies of insurance required to be maintained by the Project Company pursuant to this Section 7.9 covering loss or damage to any Property shall provide that (i) there shall be no recourse against any Secured Party for payment of premiums or other amounts with respect thereto, (ii) the insurer is required to provide the Project Company, the Administrative Agent and all named insureds with at least sixty (60) days (or ten (10) days in the case of nonpayment of premiums) prior notice of reduction in coverage or amount (other than a reduction in coverage or amount resulting from a payment thereunder), cancellation or non-renewal of, or material change in coverages of or limits under, any policy, and (iii) the proceeds of all policies (other than in respect of professional liability, pollution legal liability, comprehensive general liability, workers' compensation and comprehensive automobile liability insurance) shall be payable to the Collateral Agent, named as first loss payee pursuant to a standard first mortgagee endorsement, without contribution, naming the Collateral Agent as first loss payee. All policies (other than in respect of professional liability, pollution legal liability, comprehensive general liability, comprehensive automobile liability and workers' compensation insurance) shall insure the interests of the Secured Parties regardless of any breach or violation by the Operator, the Contractor or the Project Company of warranties, declarations or conditions contained in such policies, any action or inaction of the Operator, the Contractor or the Project Company or others, or any foreclosure relating to the Project or any change in ownership of all or any portion of the Project.

(d)  COPIES OF INSURANCE CERTIFICATES.

     (i) On or prior to the Closing Date and not less than ten (10) days prior to the expiration of any policy required hereunder with respect to the Project Company, the Project Company shall deliver written evidence to the Administrative Agent (in substance satisfactory to the Insurance Consultant) that the insurance required to be in force by the provisions of this Section 7.9 will be in place prior to or simultaneously with the expiration of any existing policies. As soon as practicable after the certificates relating to such insurance are available, such certificates will be executed by each insurer or, if it is not practical for such insurer to execute such certificates, then by an authorized representative of such insurer or an insurance broker acceptable to the Administrative Agent. Such certificates will identify the underwriters, the type of insurance, the insurance limits, and the policy term and will specifically list the special provisions enumerated for such insurance required by this Section 7.9. As soon as practicable after a request by the Administrative Agent, the Project Company will promptly furnish the Administrative Agent with copies of all insurance policies, binders and cover notes or other evidence of such insurance relating to the insurance required to be maintained by the Project Company hereunder.

     (ii) Concurrently with the delivery of the certificates referred to in the foregoing clause (d)(i), the Project Company will deliver to the Administrative Agent a certificate of a Financial Officer of the Project Company (i) confirming that all insurance policies in respect of the Project required pursuant to this Section 7.9 are in full force and effect on the date thereof, (ii) confirming the amounts and expiration date or dates of such policies and the names of the insurers issuing such policies, (iii) including certificates evidencing payment of any premiums then due, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders and (iv) stating that such policies comply with the requirements of this Section 7.9.

(e) MODIFICATIONS TO INSURANCE COVERAGE. The Required Lenders may at any time amend the requirements of Section 7.9(a), (b) and (c) upon (i) new information becoming known to the Lenders that was not known by the Lenders on the Closing Date or (ii) a material change in circumstances arising after the Closing Date that, in either case, in the reasonable judgment of the Required Lenders renders the coverage provided for therein materially inadequate; PROVIDED that (i) if the Obligors dispute that such amendments are required, the parties shall consult with an independent insurance consultant selected by the Obligors and the Administrative Agent (or, if no agreement can be reached on such selection, shall consult with the Insurance Consultant, acting independently) and such insurance consultant shall determine whether such amendments are reasonably required. Notwithstanding the foregoing, the Obligors shall not be required to obtain any insurance otherwise required as a result of an amendment to the requirements of Section 7.9(a), (b) or (c), if such insurance is not available on commercially reasonable terms.

(f) RIGHT TO PROCURE INSURANCE. If the Project Company fails to procure or maintain the insurance coverage required by it under this Section 7.9, the Lenders (or their agents), upon thirty (30) days prior notice (unless such insurance coverage would lapse within such period, in which event notice should be given as soon as reasonably possible) to the Project Company of any such failure, may (but shall not be obligated to) take out the required policies of insurance and pay the premiums on the same. All amounts so advanced therefor by the Lenders or such agents shall become an additional obligation of the Obligors to such Lenders (or agent), and the Obligors shall forthwith pay such amounts to such Lenders (or agents), together with interest thereon at the applicable Default Rate from the date so advanced.

(g) COMPROMISE, ADJUSTMENT OR SETTLEMENT. The Administrative Agent shall be entitled at its option to participate in any compromise, adjustment or settlement in connection with any Event of Loss under any policy or policies of insurance or otherwise in excess of $5,000,000 and either the Borrower or the Project Company shall within five (5) Business Days after request therefor reimburse the Administrative Agent for all reasonable out-of-pocket expenses (including reasonable attorneys' and experts' fees) incurred by the Administrative Agent in connection with such participation. Neither Obligor shall make any compromise, adjustment or settlement in connection with any such claim with a value in excess of $5,000,000 without the approval of the Required Lenders.

(h) NOTICE OF EVENT OF LOSS OR CHANGE IN INSURANCE COVERAGE. The Project Company shall promptly notify the Administrative Agent of any actual or, upon obtaining actual knowledge thereof, potential Event of Loss that is reasonably likely to result in damage in excess of $5,000,000. The Administrative Agent shall promptly notify each Lender of each written notice received by it with respect to the cancellation of, adverse change in, or default under, any insurance policy required to be maintained in accordance with this Section 7.9.

(i) LOSS PROCEEDS AND PROJECT DOCUMENT CLAIMS. In the event that the Borrower, the Project Company or the Administrative Agent receives Loss Proceeds in respect of any Event of Loss in an aggregate amount greater than or equal to $5,000,000, the Net Available Amount of such Loss Proceeds shall be deposited in the Loss Proceeds Account and shall be made available by the Collateral Agent to the Project Company to complete Restoration Work in accordance with Section 7.9(j).

     In the event that the Borrower, the Project Company or the Administrative Agent receives any Loss Proceeds or proceeds of any Project Document Claims (other than Buy Down Amounts) in an aggregate amount less than $5,000,000, such amounts shall be deposited in the Revenue Account or Construction Account, as applicable.

     In the event that the Borrower or the Project Company receives any proceeds from any other Project Document Claims, the Net Available Amount of such Project Document Claims shall be deposited in the Loss Proceeds Account and
     (A) in the case of any Buy Down Amounts, shall be made available by the Collateral Agent to the Project Company to complete Restoration Work in accordance with Section 7.9(j), and (B) in the case of a Project Document Claim that is not a Buy Down Amount, shall be released to the Construction Account or Revenue Account, as applicable, PROVIDED no Default has occurred and is continuing and the average and minimum Debt Service Coverage Ratios for each fiscal year during the then current Tolling Period (if applicable) shall be not less than 1.45 to 1 and 1.40 to 1 respectively, and average and minimum Debt Service Coverage Ratios for each fiscal year thereafter or otherwise until the Tranche B Final Maturity Date shall be not less than
     3.6 and 2.7, respectively. If a Default has occurred and is continuing or the Debt Service Coverage Ratio tests referred to in the preceding sentence cannot be met, the Net Available Proceeds of such Project Document Claim described in clause (B) of this paragraph, shall be applied to the prepayment of the Loans as set forth in Section 4.2 within ten (10) Business Days of such amount being deposited in the Loss Proceeds Account.

(j) RESTORATION. Amounts to be made available to the Project Company from the Loss Proceeds Account to be applied, as applicable, (A) to the repair or restoration (including, but not limited to, designing, engineering, constructing and completing such repair or restoration) of Affected Property following any Event of Loss or (B) to undertake further construction to enable the Project to operate at the Performance Guarantee Levels following a failure by the Contractor to satisfy the applicable Performance Tests (RESTORATION WORK) shall be remitted to the Project Company by the Collateral Agent, subject to the satisfaction of the following conditions:

          (i) The Independent Engineer shall have delivered to the Administrative Agent a certificate to the effect that the amount of Net Available Proceeds in the Loss Proceeds Account with respect to such Loss Proceeds or Buy Down Amounts, as applicable, is sufficient (together with all Project Revenues and other amounts reasonably expected to be available to the Project Company) (A) in the case of an Event of Loss, to restore the Affected Property, or (B) in the case of any Buy Down Amounts, to enable the Project to be constructed to operate at the Performance Guarantee Levels, and (C) in each case, to pay all Project Costs, Operation and Maintenance Expenses, Major Maintenance Expenditures, and Debt Service during the period of time that, in the opinion of the Independent Engineer, is required to undertake such Restoration Work (the RECONSTRUCTION PERIOD).

          (ii) Before the Project Company commences any Restoration Work (other than temporary Restoration Work to protect Property, to prevent interference with business or to comply with Applicable Laws), the Administrative Agent (after consultation with the Independent Engineer) shall have determined that the plans and specifications for such Restoration Work provide that, upon completion thereof, the Project shall be (i) in the case of an Event of Loss, at least equal in value and general utility as the Project was prior to the Event of Loss and (ii) in the case of a failure to satisfy the applicable Performance Tests, able to operate at the Performance Guarantee Levels.

          (iii) No Major Project Document or Governmental Approval required to be in effect under this Agreement shall have been Impaired, or be subject to Impairment, due to such Event of Loss or a failure to meet the applicable Performance Tests, except for such Governmental Approvals as are reasonably likely to be reinstated or fully replaced upon the completion of the Restoration Work.

          (iv) The Property of the Project Company constituting the Restoration Work shall be subject to the Lien of the Security Documents (whether by amendment to the Security Documents or otherwise).

          (v) Each request for payment of Restoration Work shall be made on five (5) days (or such additional time as the Administrative Agent reasonably believes is necessary, but in no event more than ten (10) days) prior notice to the Administrative Agent and shall be accompanied by (A) a certificate of a Financial Officer of the Project Company and the Independent Engineer certifying that (1) all of the Restoration Work completed as of the date of the certificate is in substantial compliance with the plans and specifications under Section 7.9(j)(i) and (ii), (2) the sum requested is required to pay, or to reimburse the Project Company for, costs incurred in connection with such Restoration Work and providing a brief description of the services and materials provided in connection with such Restoration Work, and (3) the amount of the relevant Loss Proceeds or Buy Down Amounts, as applicable, remaining in the Loss Proceeds Account, together with other amounts available (in the opinion of the Administrative Agent) to the Project Company, will be sufficient to complete the Restoration Work (giving in such reasonable detail as the Administrative Agent may require, an estimate of the cost of such completion), (B) a certificate of a Financial Officer of each such Obligor certifying that: (1) the representations and warranties of such Obligor contained in Article VI are true and correct on and as of such date in all material respects as if made on and as of such date (or, if stated to have been made solely as of an earlier date, were true and correct as of such date) and (2) no Default has occurred and is continuing on such date and (C) if requested by the Administrative Agent: (1) partial lien waivers executed by each contractor involved in such Restoration Work which shall cover all labor, materials (including, without limitation, equipment and fixtures of all kinds), supplies or services done, performed or furnished at, for or to the Project in connection with such Restoration Work to the date of such payment, (2) a continuation report of or endorsement to the title insurance policy delivered under Section 5.1(a)(xv) to the date of such payment, in the form approved by the Administrative Agent, setting forth no additional exceptions (including, without limitation, survey exceptions) except those approved by the Administrative Agent, (3) a survey of the Project Site certified to the Project Company and the Administrative Agent, updated, with respect to all relevant requirements and information required in Section 5.1(a)(xv), and (4) such other certificates, documents or other information as the Administrative Agent shall reasonably request.

If the Project Company shall not have commenced the Restoration Work in accordance with this Section 7.9(j) within ninety (90) days after it has received notice of the receipt by the Collateral Agent of the Net Available Proceeds referred to above, or at any time after such ninety-day period one or more of the foregoing conditions shall not be satisfied, then such Net Available Proceeds shall be applied to the prepayment of the Loans as set forth in Section
4.2. Anything to the contrary in this Section 7.9 notwithstanding, if an Event of Default shall have occurred and be continuing, the Collateral Agent may apply any amount of such Net Available Proceeds in accordance with the Disbursement Agreement.

Any amount remaining in the Loss Proceeds Account after the relevant Restoration Work has been completed (which may, in the case of Buy Down Amounts, be completed by the Contractor) shall be deposited in the Construction Account or the Revenue Account as applicable; PROVIDED the Administrative Agent (after consultation with the Independent Engineer) is satisfied that the Project (i) in the case of any Loss Proceeds, is substantially equivalent in general utility as the Project was prior to the Event of Loss or (ii) in the case of any Buy Down Amounts, is able to operate at the Performance Guarantee Levels.

7.10 BOOKS AND RECORDS; INSPECTION RIGHTS; ACCOUNTING AND ACCOUNTING MATTERS

(a) Each Obligor will keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Obligor will permit the Administrative Agent, the Collateral Agent, any Lender, or any representative thereof, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, PROVIDED that in the case of any visit by the Lenders other than when an Event of Default has occurred and is continuing, the Lenders shall be required to provide not less than five (5) Business Days notice of their intent to inspect, shall be limited to two group inspections per year with respect to all Lenders and such inspections shall occur during normal business hours. The Independent Engineer shall have the right to inspect, upon reasonable prior notice to the Project Company, the Project from time to time, to witness and verify the Performance Tests and to discuss the affairs with its principal officers and engineers, all at such times reasonable for the Project Company. In addition, the Project Company shall use all reasonable efforts to obtain the consent of PECO, Conectiv or TETCO, as applicable, to permit the Independent Engineer to inspect the Interconnection Upgrades and the Gas Interconnection Facilities from time to time, upon reasonable prior notice to the Project Company. The Project Company shall at all times maintain and preserve a complete set of the Plans and Specifications (and any plans and specifications relating to Restoration Work) at the Project Site and available for inspection by the Independent Engineer, the Administrative Agent and any Lender.

(b) Each Obligor shall authorize the Auditor (whose fees and expenses shall be for the accounts of the Project Company) to communicate with the officers and designated representatives of the Administrative Agent, the Lenders and the Collateral Agent from time to time upon reasonable prior notice to the Project Company.

7.11 COMPLIANCE WITH LAWS

Each Obligor shall comply with all Applicable Laws, including without limitation Environmental Laws, and shall from time to time obtain and renew, and shall comply with, all Governmental Approvals as shall now or hereafter be necessary for such Obligor to comply with such Applicable Laws, except any such Applicable Laws or Governmental Approvals, the failure to obtain, renew or comply with, could not reasonably be expected to result in a Material Adverse Effect.

7.12 MAINTENANCE OF LIEN

Each Obligor shall take, or cause to be taken, all action required or desirable to maintain and preserve the Liens created by the Security Documents and the priority thereof. Each Obligor shall from time to time execute or cause to be executed further instruments (including financing statements, continuation statements and similar statements with respect to any Security Document) reasonably requested by the Administrative Agent for such purposes. Each Obligor shall promptly discharge at such Obligor's cost and expense, any Lien (other than Permitted Liens) on the Collateral.

7.13 INDEPENDENT ENGINEER; INSURANCE CONSULTANT

Each Obligor and the Project Company (a) shall permit the Independent Engineer and the Insurance Consultant to carry out the roles described in the Independent Engineer Agreement and the Insurance Consultancy Agreement, respectively, and will cooperate in all reasonable respects with the Independent Engineer and the Insurance Consultant carrying out their respective role, and (b) shall ensure that each of the Independent Engineer and the Insurance Consultant will be provided with all information requested and reasonably required by such Person and will exercise due care to ensure that any information with respect to each Obligor, the Project, the Interconnection Upgrades and the Gas Interconnection Facilities which it may supply to the Independent Engineer or the Insurance Consultant is materially accurate.

7.14 SECURITY INTEREST IN NEWLY ACQUIRED PROPERTY; ADDITIONAL MAJOR PROJECT DOCUMENTS AND MERCHANT STAGE AGREEMENTS

If an Obligor shall at any time acquire any interest in Property not covered by the existing Security Documents or enter into any Additional Major Project Document or Merchant Stage Agreement, promptly upon such acquisition or execution, such Obligor shall (a) execute, deliver and record or register, as applicable, an appropriate pledge, mortgage or other instrument, or a supplement to the then existing Security Documents, satisfactory in form and substance to the Administrative Agent, subjecting such interests to the lien and security interests created by the Security Documents, (b) ensure that the security interest in such interest in property will be a valid and effective interest pursuant to the terms of the Security Documents, and (c) in the case of Additional Major Project Documents and Merchant Stage Agreements under which an Obligor shall have obligations (or a right to receive revenues) in any fiscal year in excess of $5,000,000, deliver to the Collateral Agent, on behalf of the Lenders, a Consent and Agreement to assignment for each such Additional Major Project Document or Merchant Stage Agreement, substantially in the form of Exhibit B (unless, in the case of Merchant Stage Agreements, such Consent and Agreement is not required under the energy management procedures previously agreed under Section 7.19 hereof).

7.15 OPERATING BUDGET

(a) The Project Company shall ensure that the draft Operating Budget and the final version thereof delivered pursuant to Section 7.3 shall each contain complete, fair and accurate estimates (by principal components) of revenues, Operating and Maintenance Expenses and projected Debt Service, based on the Project Company's good faith reasonable projections at such time, which shall be based on all facts and circumstances then existing and known to the Project Company and shall reflect the Project Company's good faith estimate of the future results of the Project Company. Operating Budgets shall be prepared on a consistent basis, and in sufficient detail to permit a meaningful comparison from year to year. The Administrative Agent and the Independent Engineer shall review the draft Operating Budget and shall either approve such Operating Budget (acting reasonably) or advise the Project Company that it has not been approved and specify which items therein that are disapproved and the reason for such disapproval. If any items are disapproved, the Administrative Agent (upon consultation with the Independent Engineer) and the Project Company will promptly work together to reach an agreement on such items. Until resolution of such dispute, the Project Company shall adhere to all approved aspects of such Operating Budget and shall be granted an allowance of up to ten percent (10%) over the amount approved in the previous Operating Budget for each item which was disapproved until such time as the Operating Budget has been approved in its entirety. Amounts in relation to fuel costs, to the extent disputed, shall not be limited in the manner described above. Approval of the Operating Budget (including resolution of any disputed items) shall not be unreasonably withheld or delayed. The Project Company may transfer amounts to different line items in the Operating Budget as long as the aggregate amounts set forth in such Operating Budget are not increased or decreased.

(b) The Project Company will use good faith reasonable efforts to operate and maintain the Project, or cause the Project to be operated and maintained, within the Operating Budget.

(c) Concurrently with the preparation of each Operating Budget, the Project Company shall re-assess the scheduling and probable cost of each item of major maintenance and include a timetable and budget therefor in such Operating Budget.

7.16 MAJOR PROJECT DOCUMENTS; ETC.

(a) Each Obligor shall: (i) perform and observe all of its material covenants and obligations contained in each of the Major Project Documents and Merchant Stage Agreement to which it is a party, (ii) take all reasonable and necessary action to prevent the termination or cancellation of any such Major Project Document prior to its scheduled termination date, (iii) enforce against the relevant Major Project Party each material covenant or obligation of such Major Project Document in accordance with its terms,
     (iv) use its commercially reasonable efforts to enter into the PJM Interconnection Service Agreement and the Conectiv Interconnection Construction Agreement as soon as practicable after the Closing Date and
     (v) enter into the PJM Interconnection Service Agreement and the Conectiv Interconnection Construction Agreement no later than January 15, 2001, in the case of the PJM Interconnection Service Agreement, and April 1, 2001, in the case of the Conectiv Interconnection Construction Agreement. Notwithstanding the above, the Project Company shall not be required to enter into the Conectiv Interconnection Construction Agreement if the terms governing the construction and upgrades of the Conectiv transmission system and incorporated into the PJM Interconnection Service Agreement are in form and substance satisfactory to the Administrative Agent (acting on the instructions of the Majority Lenders).

(b) Promptly after the Project Company receives copies of the filing by any Major Project Party, any Merchant Stage Project Party or any other Person with any Governmental Authority of any material tariff or rate schedule of specific or general applicability relating to any Major Project Document or Merchant Stage Agreement, the Project Company shall furnish copies thereof to the Administrative Agent and the Lenders, together with a detailed description of the effect that such tariff or rate schedule has or will have upon the Project and a description of the actions that the Project Company proposes to take with respect thereto.

(c) Prior to the Conversion Date, the Project Company shall (a) promptly upon receipt thereof furnish a copy of each invoice delivered under Section 28 of the EPC Contract, (b) promptly provide the Independent Engineer such information as the Independent Engineer shall reasonably request as a basis for issuing its certification in connection with any disbursement from the Revenue Account to cover such costs, and (c) afford the Independent Engineer an opportunity to review and discuss the Project Company's assessment of the completion of the Work and the related costs incurred with respect thereto. If requested by the Independent Engineer, the Project Company shall allow the Independent Engineer to visit the Project Site to review the Work and the costs associated therewith.

7.17 RATING OF THE LOANS

The Borrower shall apply and pay for a rating of the Loans by S&P or Moody's or another nationally recognized rating agency if requested by the Majority Lenders after the Closing and at any time up to Conversion and within one year thereafter and if deemed necessary to obtain an NAIC rating; PROVIDED that the results of such rating shall in no way affect the Lenders' obligations under this Agreement or result in an Event of Default. The Borrower shall only be required to apply and pay for one such rating.

7.18 POWER PRICE FORECAST

The Project Company shall deliver a power price forecast refreshment within twelve (12) months of the end of the initial Tolling Period and in addition, at the request of the Required Lenders, upon the occurrence of an event that has a material adverse effect on the PJM Power Market from the perspective of a power generator selling into such market. Such power price forecast refreshment shall be used for informational purposes only and results of such refreshment shall not in any way affect the Lenders' or Obligors' obligations under this Agreement, result in an Event of Default, require cash sweeps of Project Revenues or prohibit Restricted Payments.

7.19 ENERGY MANAGEMENT PROCEDURES

Within twelve (12) months of the end of the initial Tolling Period but not later than six (6) months before the end of the initial Tolling Period, the Project Company shall deliver to the Administrative Agent for approval (such approval not to be unreasonably withheld or delayed), its proposed energy management procedures and general contract terms for agreements for the sale of electric power and the purchase of natural gas during any period when a Tolling Period is not in effect.

ARTICLE VIII.  NEGATIVE COVENANTS

Until the Commitments and all Letters of Credit have expired or terminated and all Secured Obligations payable to the Lenders have been paid in full, the Borrower (for itself and for the Project Company) and the Project Company (as to itself) covenant and agree with the Lenders that:

8.1  INDEBTEDNESS

Each Obligor will not at any time directly or indirectly create, incur, assume or otherwise be or become liable for any Indebtedness, except Permitted Indebtedness.

8.2  LIENS

Each Obligor will not create, assume, incur or suffer to exist any Lien upon or with respect to any Property now owned or hereafter acquired by it (including, without limitation, the Collateral), or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except for Permitted Liens.

8.3  MERGER, AND CONSOLIDATION; DISPOSITION OF ASSETS

(a) Neither Obligor shall be a party to any merger or consolidation or, except in the ordinary course of business, transfer, sell, assign (except as contemplated by the Security Documents), convey, lease or otherwise dispose of any of its Property (whether now owned or hereafter acquired) except that the Project Company may (i) dispose of any obsolete or worn-out Property no longer required in connection with the operation of the Project, (ii) dispose of Property that is replaced by other Property of like utility in the Project Company's business in an aggregate amount not at any time exceeding $2,000,000 for the Project Company in any one fiscal year and (iii) convey the Producer Built Facilities to PECO as contemplated by Section 12.11 hereto.

(b) Neither Obligor shall purchase or acquire any assets other than (i) assets required in the ordinary course of business to operate and maintain the Project in accordance with the Major Project Documents and the Non-Material Project Documents, (ii) assets reasonably required in connection with the restoration of the Project in accordance with Section 7.9(j), and (iii) Permitted Investments.

(c) The Project Company shall not create or cause to be created any Subsidiary. The Borrower shall not create or cause to be created any Subsidiary other than the Project Company.

8.4  ORGANIZATIONAL DOCUMENTS; FISCAL YEAR; LEGAL FORM

Neither Obligor will amend or modify its Charter Documents, except for any amendment or modification (a) necessary to cure an ambiguity, inconsistency, formal defect or omission therein, or for the purposes of increasing its capital, and (b) which does not adversely affect the Lenders, as so certified by such Obligor but as determined by the Administrative Agent, such determination not to be unreasonably withheld or delayed. Neither Obligor will change its legal form or change its fiscal year.

8.5  NO OTHER BUSINESS

Neither Obligor will carry on any business other than the Development of the Project and the execution and performance of the Transaction Documents and the Non-Material Project Documents and the transactions contemplated thereby and will take no action, whether by acquisition or otherwise, which would constitute or result in any material alteration to the nature of that business or the nature or scope of the Project.

8.6  INVESTMENTS

Neither Obligor will make, or permit to remain outstanding, any Investments except Permitted Investments and Permitted Interest Rate Protection Agreements.

8.7  RESTRICTED PAYMENTS

(a) The Borrower shall not, directly or indirectly, declare or make any Restricted Payment unless each of the following conditions is satisfied on the date of payment of such Restricted Payment:

     (i)  the Conversion Date and Plant Completion shall have occurred;

    (ii) no Default shall have occurred and shall be continuing or would result from the making of such Restricted Payment;

    (iii) the Debt Service Coverage Ratio for the immediately previous four full fiscal quarters (or, during the 12-month period following the Conversion Date, for each full fiscal quarter since the Conversion
          Date) and the projected Debt Service Coverage Ratio for the immediately succeeding four full fiscal quarters shall be at least 1.2 to 1, PROVIDED that when a Tolling Period is not in effect, the Debt Service Coverage Ratio for the previous four full fiscal quarters and following eight full fiscal quarters must be at least 1.7 to 1; PROVIDED that, if in any such period of four preceding fiscal quarters, a Tolling Period existed, but not for the entire such period, the applicable Debt Service Coverage Ratio shall be proportionately adjusted (in other words, if a Tolling Period existed for one-half of such period the required Debt Service Coverage Ratio shall be 1.45 to 1 and if a Tolling Period existed for one-quarter of such period, the required Debt Service Coverage Ration shall be 1.325 to 1;

     (iv) the Debt Service Reserve Account Balance is not less than the Required Debt Service Reserve Amount and no Debt Service Reserve Loans are outstanding;

     (v) the balance in the Major Maintenance Account is not less than the Required Major Maintenance Amount;

     (vi) the Administrative Agent shall have received a certificate, dated the date of such Restricted Payment from a Financial Officer of the Borrower to the effect set forth in clauses (a) through (e) above (which certificate shall include calculations demonstrating compliance with clause (c) above);

    (vii) the amount of Restricted Payment shall not exceed the collected balance of the Distribution Account and shall be paid only from funds in the Distribution Account; and

   (viii) such Restricted Payment is made on a Repayment Date (as defined in the Disbursement Agreement) or, if on the immediately preceding Repayment Date, the Restricted Payment could not be made because of the existence of a Default, upon the cure or cessation of such Default.

     Any amounts blocked in the Distribution Account as a result of the inability of the Obligors to satisfy one or more of the conditions set out above may be utilized at the option of the Borrower to prepay Loans in accordance with the provision of Section 4.3 hereof and in accordance with each of the applicable provisions of the Loan Agreements (including without limitation the payment of any applicable Make Whole Amount).

(b) Notwithstanding the above, the Borrower may make a Restricted Payment from amounts in the Construction Account on the Conversion Date in accordance with Section 4.4(c)(ii) hereto in an amount equal to the amount by which the aggregate Equity Contributions made prior to the Conversion Date (not exceeding $41,000,000) exceed the amount of Equity Contributions that would have been required to be made if such Equity Contributions had been made on the Conversion Date pursuant to the terms of the Equity Contribution Agreement.

8.8  TRANSACTIONS WITH AFFILIATES AND NON ARMS'-LENGTH DEALING

Neither Obligor shall enter into any transaction or series of related transactions (including without limitation the purchase, lease, sale or exchange of Property or the rendering of any services) with any Person (including any Affiliate of either Obligor) except pursuant to the reasonable requirements of such Obligor's business and on an arm's length basis; except for transactions approved by the Administrative Agent (acting on the instructions of the Majority Lenders).

8.9  MAINTENANCE OF PROPERTIES

Except as otherwise provided in Section 7.9(j), neither Obligor shall permit all or any portion of the Project to be removed (except in the ordinary course of business with respect to maintenance of components of the Project that is required to be conducted off of the Project Site), demolished or materially altered if such removal, demolition or alteration may adversely affect the ongoing Development of the Project (including preventing the Project from operating at the Performance Guarantee Levels).

8.10 COMPLETION; PERFORMANCE TESTS

(a) Neither Obligor shall, without the prior consent of the Administrative Agent and the Independent Engineer: (a) accept or confirm that the Project (or any portion thereof) has achieved Operational Acceptance, Actual Plant Acceptance or Plant Completion, (b) accept the completion of the Punch List Items or (c) accept or confirm that the Project has satisfied any of the Performance Tests or met any of the Performance Guarantee Levels. If the Administrative Agent or the Independent Engineer, as the case may be, fails to respond to any action of an Obligor requiring approval by the Administrative Agent under this Section 8.10, within the number of days specified in the request for such approval from such Obligor (but in no event less than five (5) Business Days), then such action shall be deemed approved unless the action in question could reasonably be expected to result in a Material Adverse Effect.

(b) The Project Company shall not, without the prior written consent of the Administrative Agent (acting on the instruction of the Majority Lenders) enter into any change orders under the EPC Contract other than change orders which do not exceed $2,000,000 individually or $8,000,000 in the aggregate; PROVIDED that, after giving effect to such change orders, (i) the Project when completed will have the installed capacity and net capacity of at least 96% of the Performance Guarantee Levels and the Project Company shall continue to be entitled to Buy Down Amounts to the extent set forth in the EPC Contract as of the date hereof if the Project fails to reach installed capacity or net capacity of at least 100% of the Performance Guarantee Levels, (ii) the Project is expected to achieve Operational Acceptance on or before the Date Certain and (iii) total Project Costs will not exceed the amount available for drawing under the Tranche A Facility, the Tranche B Facility and the Equity Bridge Loan Facility.

(c) The Project Company shall not materially change the Construction Budget (although it may transfer amounts to different line items in the Construction Budget PROVIDED that development costs may not be increased) or the Construction Schedule, except (a) material changes approved in writing by the Administrative Agent (acting on the instruction of the Majority Lenders), (b) material changes in the Construction Schedule which have been reviewed and approved by the Independent Engineer and which do not impair the ability of the Project to achieve Operational Acceptance, or the ability of the Contractor to achieve Actual Plant Acceptance, on or prior to the Date Certain, and (c) material changes in the Construction Budget which have been reviewed and approved by the Independent Engineer and which do not cause the total projected Project Costs to exceed the amount available for drawing under the Tranche A Facility, the Tranche B Facility and the Equity Bridge Loan Facility.

8.11 MAJOR PROJECT DOCUMENTS; ETC.

(a) Neither Obligor shall without the prior written consent of the Administrative Agent (acting on the instruction of the Majority Lenders (who shall make such determination in accordance with Section 12.2(d) hereof)) (i) cancel or terminate any Major Project Document or Merchant Stage Agreement to which it is a party or consent to or accept any cancellation or termination thereof prior to the scheduled expiration thereof, (ii) sell, assign (other than pursuant to the Security Documents) or otherwise dispose of (by operation of law or otherwise) any part of its interest in any Major Project Document or Merchant Stage Agreement, (iii) waive any default under or breach of any material provision of any Major Project Document or Merchant Stage Agreement or waive, fail to enforce, forgive, compromise, settle, adjust or release any material right, interest or entitlement, howsoever arising, under, or in respect of any Major Project Document or Merchant Stage Agreement, or (iv) amend, supplement, modify or in any way vary or agree to any variation of any material provision of any Major Project Document or Merchant Stage Agreement or of the performance of any material covenant or obligation by any other Person under any Major Project Document or Merchant Stage Agreement (in each case as in effect on the Closing Date and as thereafter amended, supplemented or modified in accordance with this clause (a)). Notwithstanding the above, the Obligors may carry out any of the actions described in sub clauses (i) through (iv) above with respect to a Merchant Stage Agreement, if such action is consistent with the energy management procedures and general contract terms for Merchant Stage Agreements previously agreed between the Administrative Agent and the Obligors.

(b) Neither Obligor shall enter into any Additional Major Project Document (including the PJM Interconnection Service Agreement and the Conectiv Interconnection Construction Agreement) without the prior approval of the Administrative Agent (acting on the instructions of the Majority Lenders).

(c) Neither Obligor shall enter into any contract or agreement (other than the Major Project Documents and the Financing Documents) which restricts the ability of such Obligor to: (i) enter into amendments, modifications, supplements or waivers of the Major Project Documents, any Merchant Stage Agreements or the Financing Documents, (ii) sell, transfer or otherwise dispose of its Property, (iii) create, incur, assume or suffer to exist any Lien upon any of its Property other than Permitted Liens, or (iv) create, incur, assume, suffer to exist or otherwise become liable with respect to any Indebtedness other than Permitted Indebtedness.

8.12 PUBLIC UTILITY HOLDING COMPANY ACT

The Project Company shall not lose its status as an "Exempt Wholesale Generator" under Section 32 of PUHCA. The Project Company will not take any action which could result in the Project Company being subject to regulation by any Governmental Authority of the United States of America as a "public utility company" under PUHCA or state law.

ARTICLE IX.  EVENTS OF DEFAULT

9.1  EVENTS OF DEFAULT

If any of the following events (EVENTS OF DEFAULT) shall occur and so long as any such event shall be continuing:

(a) the Borrower shall default in the payment when due of any principal under any Loan Agreement whether at stated maturity, at a date fixed for payment, or otherwise, or in the payment when due of any Make Whole Amount; or

(b) the Borrower shall default in the payment when due of interest under any Loan Agreement or any fee, or any other amount payable by it hereunder or under any other Financing Document and such default shall continue unremedied for a period of five (5) or more Business Days after the occurrence of such default; or

(c) any representation or warranty made or deemed made by an Obligor in any Transaction Document to which it is a party or any representation, warranty or statement made by an Obligor in any certificate, financial statement or other document furnished to the Administrative Agent by such Obligor under any Transaction Document proves to have been incorrect in any material respect as of the time made or deemed made and the act, omission or event resulting in such misrepresentation or breach, if susceptible to cure, continues unremedied for a period of thirty (30) or more days PROVIDED that if such act, omission or event cannot be cured in such 30-day period but is susceptible to cure within a longer period, the Obligors may have an additional 90 days to cure such act, omission or event if the Obligors are diligently pursuing such cure;

(d) an Obligor shall default in the performance of any of its obligations under any of Sections 7.6(a) or (b), 7.9, 8.1, 8.2, 8.5, 8.7, 8.8, 8.10(b) and
     (c) or 8.11 in the Master Agreement; or

(e) an Obligor shall fail to observe or perform any of its other obligations contained in this Agreement or under any other Financing Document or Security Document (other than those specified in clauses (a), (b), (c) or (d) of this Section 9.1) and such failure shall continue unremedied for a period of thirty (30) or more days from the date that a Financial Officer of such Obligor has actual knowledge thereof; PROVIDED that if such failure cannot reasonably be cured in such 30 day period but is susceptible to cure within a longer period, such Obligor may have an additional 90 days to cure such failure if such Obligor is diligently pursuing such cure and no Material Adverse Effect has resulted from such failure or would be reasonably likely to result from such failure in such 90-day period; or

(f) any Major Project Party (other than an Obligor) shall fail to observe or perform any of its obligations contained in any Financing Document to which it is a party (or shall renounce in writing its obligations with respect thereto) and such failure shall continue uncured after the expiration of the applicable grace period set forth therein; or

(g) any event or condition occurs that results in any Material Indebtedness of an Obligor becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; PROVIDED that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the Property securing such Indebtedness; or

(h) a proceeding or case shall be commenced, without the application or consent of an Obligor, PG&E, any Alternative Power Party or, prior to the Conversion Date, Duke Capital Corporation, Fluor Corporation or an Equity Guarantor, in any court of competent jurisdiction seeking (i) liquidation, reorganization, dissolution, winding up, or composition or readjustment or other relief in respect of such party or its respective debts, or of a substantial part of their respective Property, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor, PG&E, any Alternative Power Party or, prior to the Conversion Date, Duke Capital Corporation or Fluor Corporation or an Equity Guarantor or for a substantial part of their respective Property, and, in any such case, such proceeding or petition shall continue undismissed for a period of ninety
     (90) or more days or an order or decree approving or ordering any of the foregoing shall be entered, and other than with respect to an Obligor (y) such event, taking into account actions undertaken by the Obligor, could reasonably be expected to result in a Material Adverse Effect or (z) such party has not been replaced with another party whose Index Debt has an Investment Grade Rating (not on ratings watch for downgrade below Investment Grade Rating) and on terms acceptable to the Administrative Agent (acting on the instructions of the Majority Lenders) within ninety
     (90) days of the occurrence of such event; or

(i) an Obligor, PG&E, any Alternative Power Party or, prior to the Conversion Date, Duke Capital Corporation, Fluor Corporation or an Equity Guarantor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization, dissolution, winding up, or composition or readjustment or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section 9.1, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such party or for a substantial part of their respective Property, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing, and other than with respect to an Obligor (y) such event, taking into account actions undertaken by the Obligors, could reasonably be expected to result in a Material Adverse Effect or (z) such party has not been replaced with another party whose Index Debt has an Investment Grade Rating (not on ratings watch for downgrade below Investment Grade Rating) and on terms acceptable to the Administrative Agent (acting on the instructions of the Majority Lenders) within ninety
     (90) days; or

(j) an Obligor, PG&E, any Alternative Power Party or, prior to the Conversion Date, Duke Capital Corporation, Fluor Corporation or an Equity Guarantor shall become unable and admit in writing their inability or fail generally to pay their respective debts as they become due, and other than with respect to an Obligor (y) such event, taking into account actions undertaken by the Obligors, could reasonably be expected to result in a Material Adverse Effect or (z) such party has not been replaced with another party whose Index Debt has an Investment Grade Rating (not on ratings watch for downgrade below Investment Grade Rating) and on terms acceptable to the Administrative Agent (acting on the instructions of the Majority Lenders) within ninety (90) days; or

(k) one or more final judgments for the payment of money in an aggregate amount in excess of $5,000,000 (or the equivalent thereof, as of any date of determination, in any other currency) shall be rendered against an Obligor by one or more Governmental Authority, arbitral tribunals or other bodies having jurisdiction against and the same shall remain undischarged for a period of sixty (60) consecutive days during which execution shall not be effectively vacated, discharged, stayed or bonded; or

(l) any Major Project Party shall fail to perform any obligation or shall assign any of its rights and obligations, or its obligations shall otherwise become unenforceable under a Major Project Document other than in accordance with the Transaction Documents, and such failure, assignment or unenforceability could reasonably be expected to result in a Material Adverse Effect and, in the case of a failure to perform by a Major Project Party other than an Obligor, the resumption of performance by such Major Project Party or the replacement of such Major Project Party with another party on terms acceptable to the Administrative Agent (acting on the instruction of the Majority Lenders) has not occurred within 90 days; or

(m) any Governmental Approvals shall cease to be in full force and effect and such failure to be in full force and effect shall be uncured for 30 days or more and such failure could reasonably be expected to result in a Material Adverse Effect PROVIDED such failure shall not constitute an Event of Default if the Project Company can continue to build or operate the Project, as applicable, without material penalty, and is diligently pursuing a cure; or

(n) any material provision of the Tolling Agreement or any Alternative Power Agreement shall at any time for any reason cease to be valid and binding or in full force and effect except upon scheduled termination thereof and the relevant Major Project Party shall not have been replaced with a party and on terms acceptable to the Administrative Agent (acting on the instruction of the Majority Lenders) within 120 days of such occurrence; or

(o) the Project Company and/or the Project cease to be in compliance with the energy management procedures and general contract terms for Merchant Stage Agreements previously agreed between the Administrative Agent and such non compliance (unless previously waived (on a permanent basis) by the Required Lenders) continues in effect for 120 days; or

(p) any Financing Document is declared unenforceable in whole or in part, or the Liens created by the Security Documents shall at any time not constitute valid and perfected Liens on the Collateral intended to be covered thereby in favor of the Administrative Agent, free and clear of all other Liens (other than Permitted Liens), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Obligor; or

(q) an Obligor shall incur liability under any Plan that could reasonably be expected to result in a Material Adverse Effect; or

(r) (i) an Event of Abandonment shall have occurred or (ii) a Total Loss shall have occurred, or a portion of the Project, necessary for the operation of the Project, shall be condemned or seized or title thereto shall be requisitioned or taken by any Governmental Authority under power of eminent domain or otherwise and an agreed plan for the restoration or replacement of such Affected Property shall not be agreed within 90 days of such event occurring; or

(s) Prior to the Conversion Date, CEC shall cease to own and maintain either directly, or through wholly owned Subsidiaries, at least 50% of the Membership Interests in the Borrower or, on or after the Conversion Date, CEC shall sell, assign or transfer a Membership Interest in the Borrower such that it then owns and maintains less than 50% of the Membership Interests in the Borrower; PROVIDED that an Event of Default shall not occur, in relation to a transfer after the Conversion Date, if the Person or Persons Controlling the Borrower after such transfer are experienced in the ownership and management of power facilities in the United States and the Project Company has obtained the prior written consent of the Majority Lenders to such transfer (such consent not to be unreasonably withheld or delayed); or

(t) an Obligor shall become subject to regulation as (i) an "investment company" or a company "controlled by" an investment company under the Investment Company Act or (ii) a "holding company" or a "public utility company" under PUHCA; or

(u) at any time after Operational Acceptance, the Project Company loses its status as an Exempt Wholesale Generator and the Project Company shall not otherwise be exempt from regulation as an "electric utility company" or an "electric utility holding company" under PUHCA or state law and such event could reasonably be expected to have a Material Adverse Effect; or

(v)  the Conversion Date shall not have occurred on or before the Date Certain;

then, and in every such event (other than an event with respect to an Obligor described in clause (h) or (i) of this Section 9.1), and at any time thereafter during the continuance of such event, (i) the Administrative Agent may, and (A) at the request of the Required Lenders shall, by notice to the Borrower terminate the Commitments, and thereupon such Commitments shall terminate immediately and all fees and other obligations of the Obligors accrued hereunder shall become due and payable immediately, together with, with respect to the Tranche B Facility and to the extent permitted by law, an amount equal to the Additional Amount (as hereinafter defined), in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Obligors, and/or (at the same or different times); and (B) at the request of the Required Lenders, shall, by notice to the Borrower declare the Loans then outstanding to be due and payable in whole, and thereupon the principal of the Loans so declared shall be due and payable immediately, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder and, with respect to the Tranche B Facility and to the extent permitted by law, an amount equal to the Additional Amount (as hereinafter defined), in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Obligors and (ii) in case of any event with respect to an Obligor described in clause (h) or (i) of this Section 9.1, the Commitments shall automatically terminate and the principal of the Loans then outstanding shall automatically become due and payable, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder and, with respect to the Tranche B Facility and to the extent permitted by law, an amount equal to the Additional Amount (as hereinafter defined), in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Obligors.

For purposes of this Section, the term ADDITIONAL AMOUNT means, with respect to any Note or Commitment under the Tranche B Facility, an amount equal to the Make-Whole Amount or Commitment Termination Fee that would have been payable with respect to such Note or Commitment if the Borrower had elected to prepay such Note and/or cancel such Commitment in full pursuant to Section 3.2 or
Section 4.3 hereof, as applicable, on the date of such acceleration or termination. The Additional Amount shall not be payable under this Section to the extent the Event of Default that resulted in such acceleration or termination was not solely or in a material part attributable to the actions or omissions of one of more of the Obligors, the Members, CEC, CEG or any Affiliate thereof.

In addition, upon an Event of Default, and at any time thereafter during the continuance of such Event of Default, the Secured Parties may exercise any and all rights and remedies available to them under the Security Documents.

ARTICLE X.  GUARANTEE

10.1 THE GUARANTEE

The Project Company hereby guarantees to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Secured Obligations under the Financing Documents strictly in accordance with the terms hereof and thereof (such obligations being herein collectively called the GUARANTEED OBLIGATIONS); PROVIDED that the obligations of the Project Company under this Article X shall be reduced dollar for dollar, by any repayment of principal of any Indebtedness referred to in clause (h) of the definition of Permitted Indebtedness. The Project Company hereby further agrees that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Project Company will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

10.2 OBLIGATIONS UNCONDITIONAL

The obligations of the Project Company under Section 10.1 are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Project Company hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Project Company hereunder, which shall remain absolute and unconditional as described above:

    (i) at any time or from time to time, without notice to the Project Company, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

    (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

    (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

    (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected or shall be released.

The Project Company hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

10.3 REINSTATEMENT

The obligations of the Project Company under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Project Company agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

10.4 SUBROGATION

The Project Company hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including any such right arising under the Bankruptcy Code) or otherwise by reason of any payment by it pursuant to the provisions of this Article until payment in full of all Secured Obligations.

10.5 REMEDIES

The Project Company agrees that, as between the Project Company and the Lenders, the obligations of the Borrower under this Agreement may be declared to be forthwith due and payable as provided in Article IX (and shall be deemed to have become automatically due and payable in the circumstances provided in Article
IX) for purposes of Section 10.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Project Company for purposes of Section 10.1.

10.6 INSTRUMENT FOR THE PAYMENT OF MONEY

The Project Company hereby acknowledges that the guarantee in this Article constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by the Project Company in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

10.7 CONTINUING GUARANTEE

The guarantee in this Article is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

ARTICLE XI.  THE AGENT

(a) Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Financing Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

(b) Any Lender that is also acting in the capacity of the Administrative Agent shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with either Obligor or other Affiliate of such Obligor as if it were not the Administrative Agent hereunder.

(c) The Administrative Agent shall have no duties or obligations except those expressly set forth herein and in the other Financing Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Financing Documents that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein and in the other Financing Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower that is communicated to or obtained by the bank serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall not be deemed to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by an Obligor or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Financing Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Financing Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

(d) The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Obligors), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(e) Subject to the appointment and acceptance of a successor Administrative Agent, as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor which shall be a Lender. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a bank with an office in New York City or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Obligors to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Obligors and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 12.3 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

(f) Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Financing Document or any related agreement or any document furnished hereunder or thereunder.

(g) Except as otherwise provided in Section 12.2(b) with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Financing Documents.

ARTICLE XII.  MISCELLANEOUS

12.1 NOTICES

Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered (a) by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy (if, in the case of notice by telecopier, the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service) as follows:

(i)      if to an Obligor, to:

         Liberty Electric Power, LLC
          and/or Liberty Electric PA, LLC, as applicable
         222 Delaware Avenue
         Suite 1452
         Wilmington, DE 19801
         Attention: Member Manager;

         with a copy to:

         Columbia Electric Corporation
         13880 Dulles Corner Lane
         Herndon, VA 20171-4600
         Attention:  General Counsel

(ii)     if to the Administrative Agent, to:

         Chase Manhattan Bank
         Loan and Agency Services
         One Chase Plaza
         8th Floor
         New York, N.Y
         Attention: Liberty Project Account Manager;

(iii) if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire or otherwise, in the case of an Institutional Lender, to it at its address as set forth in Schedule I to the Note Purchase Agreement, or

(b) by electronic means to the addresses set forth in any written notice delivered in accordance with this Section 12.1.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to an Obligor and the Administrative Agent). Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by confirmed telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

12.2 WAIVERS; AMENDMENTS; CONSENTS

(a) NO DEEMED WAIVERS; REMEDIES CUMULATIVE. Except as otherwise specifically set forth in this Section 12.2, no failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by an Obligor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit under a Loan Agreement shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

(b) AMENDMENTS. (i) Subject to clause (ii) below, neither this Agreement or any other Financing Document to which an Obligor is a party or any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by such Obligor(s) and the Required Lenders or by such Obligor(s) and the Administrative Agent (or in the case of the Security Documents, the Collateral Agent) with the consent of the Required Lenders; and (ii) neither of the Loan Agreements, the Notes or any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders under the relevant Loan Agreement or by the Borrower and the Administrative Agent with the consent of the Required Lenders under such Loan Agreement; PROVIDED that in either case no such agreement shall
     (i) increase or reduce the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or change the rate of interest thereon, or change any fees, Make Whole Amounts, breakage costs or indemnification amounts payable hereunder or thereunder, without the written consent of each Lender affected thereby,
     (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder or thereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder or thereunder shall be applied as among the Lenders or the Facilities, without the written consent of each Lender so affected, (v) release any of the Collateral or modify any provision of this Agreement with respect to
     Section 12.9 without the written consent of each Lender or (vi) change any of the provisions of this Section or the definition of the term "REQUIRED LENDERS" of "MAJORITY LENDERS", or any other provision hereof or thereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or thereunder or make any determination or grant any consent hereunder or thereunder, without the written consent of each Lender or, in the case of a Loan Agreement, each Lender thereunder; and PROVIDED further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or thereunder without the prior written consent of the Administrative Agent.

(c) CLASS VOTING. Notwithstanding, Section 12.2(b) above, or any other provision of any Financing Document:

     (i) no waiver, amendment or modification of the Equity Contribution Agreement, the Equity Guarantee or any consent, approval, discretion, determination or other decision made with respect thereto shall be effective without the prior written consent of the Required Lenders under each Loan Agreement;

     (ii) no consent or approval under Section 8.11 hereof with respect to the Tolling Agreement or any Alternative Power Agreement shall be effective without the prior written consent and approval of the Majority Lenders under each Loan Agreement; and

    (iii) for so long as the aggregate amount of Loans and Commitments outstanding under the Credit Agreement constitutes at least 10% of the aggregate amount of all outstanding Loans and Commitments, no waiver of any Default, Event of Default or (for the avoidance of doubt) any condition precedent set forth in Article V hereto, shall be effective without the prior written consent and approval of the Required Lenders under each Loan Agreement.

(d) CONSENTS. (i) If at any time, any consent, approval, discretion, determination or other decision (each a "DECISION") is permitted or expressly required to be made under or in connection with a provision of any Financing Agreement by the Lenders, or, in the case of a Loan Agreement, by the Lenders thereunder, then the Administrative Agent shall, promptly upon becoming aware of the same notify each applicable Lender of the matter in question specifying:

          (A) whether the Decision is a decision which is required to be made by all Lenders, by all Lenders so affected, by the Required Lenders or by the Majority Lenders;

          (B) the date (the "DECISION DATE") (being (x) in the case of a decision that may be reasonably likely to require consultation with counsel or any independent advisor to the Secured Parties or which may be reasonably likely to require credit committee approval, not less than 10 Business Days after the date upon which the Administrative Agent has received such notice or (y) in the case of any other decision, a date not less than 5 Business Days after the date upon which the Administrative Agent has received such notice), by which the Lenders must provide it with instructions in relation to such Decision; and

          (C)  the provisions of subclauses (ii) and (iii) below.

     (ii) Each Lender shall, within the time period specified by the Administrative Agent pursuant to paragraph (i) above, provide notice setting out directions to the Administrative Agent as to the Decision on which its instructions were sought by the Administrative Agent under paragraph (i) above and on or prior to such Decision Date, such Lender shall provide a certificate setting out directions to the Administrative Agent as to the Decision on which its instructions were sought under paragraph (i) above.

    (iii) If a Lender does not give the notice required pursuant to paragraph
          (ii) above by the Decision Date, such Lender and its share of the Commitments and/or Loans, as applicable, shall be excluded for the purpose of calculating whether the requisite instructing parties have made a Decision and except for such exclusion, any Lender's failure to give notice shall have no other consequence.

(e) OBLIGOR ACTIONS. The Obligors shall not, and shall not permit any of their Affiliates to, disclose any information concerning matters described in Sections 7.4 or 7.5 hereof unless it shall also disclose such information at such time to the Administrative Agent for dissemination to all Lenders. The Obligors shall not, and shall not permit any of their Affiliates to, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Lender as consideration for or as an inducement to the entering into by such Lender of any such amendment or waiver, unless such remuneration is concurrently paid, on the same terms, rateably to all Lenders, whether or not such Lender shall have consented to such waiver or amendment.

12.3 EXPENSES; INDEMNITY; DAMAGE WAIVER

(a) COSTS AND EXPENSES. The Obligors shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel and the independent advisors retained by the Administrative Agent with the written consent of the Borrower (such consent not to be unreasonably withheld or delayed), in connection with the syndication of the credit facilities provided for herein and the preparation and administration of this Agreement and the other Financing Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent (or, where there is a conflict between Secured Parties, incurred by any Secured Party), including the fees, charges and disbursements of any counsel or independent advisor for such Secured Party, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Financing Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder or thereunder, including in connection with any workout, restructuring or negotiations in respect thereof and (iii) all reasonable costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein.

(b) INDEMNIFICATION BY THE BORROWER. The Obligors shall jointly and severally indemnify and hold the Administrative Agent and each Lender, and each of their directors, officers, employees, advisors and agents and any Affiliate of any of the foregoing Persons (each such Person being called an INDEMNITEE) against, and to hold each Indemnitee harmless from, any and all third party claims, damages and liabilities, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations under the Financing Documents or the consummation of the transactions contemplated thereby, (ii) any Loan or issuance of a Letter of Credit or the use of the proceeds therefrom, (iii) the presence, threatened Release or Release of Hazardous Materials relating to any property owned or operated by either Obligor, or any Environmental Liability related in any way to the either Obligor, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such claims, damages or liabilities are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee PROVIDED that neither Obligor shall be liable for any special, indirect, consequential or punitive damages in connection herewith.

(c) REIMBURSEMENT BY LENDERS. To the extent that an Obligor fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender's Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent in its capacity as such.

(d) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. (i) To the extent permitted by applicable law, neither Obligor shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any of the Financing Documents and any agreement or instrument contemplated thereby, and (ii) to the extent permitted by Applicable Law, no Lender shall assert, and each Lender hereby waives, any claim against either Obligor, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any of the Financing Documents and any agreement or instrument contemplated thereby.

(e) PAYMENTS. All amounts due under this Section shall be payable promptly after written demand therefor.

12.4 SUCCESSORS AND ASSIGNS

(a) ASSIGNMENTS GENERALLY. The provisions of this Agreement and each other Financing Document shall be binding upon and inure to the benefit of the parties hereto or thereto, as applicable, and their respective successors and assigns permitted hereby or thereby, except that neither Obligor may assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of each Lender (and any attempted assignment or transfer by an Obligor without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the directors, officers, employees and Affiliates of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) ASSIGNMENTS BY LENDERS. Any Lender may assign to one or more assignees all or a portion of its rights and obligations under any Loan under the Financing Documents in minimum amounts of $5,000,000 (or to the extent the amount remaining outstanding under any such Loan is less than $5,000,000, such lesser amount, or to the extent a lesser amount is permitted under the relevant Loan Agreement, such lesser amount) in connection with a permitted assignment under the Credit Agreement or the Note Purchase Agreement, as applicable, and upon execution and delivery by the assignee and assignor of an Assignment and Acceptance certificate.

(c) SURVIVAL. All covenants, agreements, representations and warranties made by either Obligor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any Financing Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time made, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14 of the Credit Agreement and Sections 10.3 and 12.3 hereof shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and any LC Disbursements, the cancellation of the Commitments or the termination of this Agreement or any provision hereof.

(d) COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in two or more counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Financing Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Administrative Agent and the Lenders and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

(e) SEVERABILITY. Any provision of the Financing Documents held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(f) MAINTENANCE OF REGISTER BY THE ADMINISTRATIVE AGENT The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the REGISTER). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, either Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

12.5 GOVERNING LAW; JURISDICTION; ETC.

(a) GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) SUBMISSION TO JURISDICTION. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Financing Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court (or, to the extent permitted by law, in such Federal court). Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Financing Document against an Obligor or its properties in the courts of any jurisdiction.

(c) WAIVER OF VENUE. Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Financing Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) SERVICE OF PROCESS. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

12.6 WAIVER OF JURY TRIAL

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12.7 LIMITED RECOURSE

Neither the Administrative Agent nor any Lender shall have any claim, remedy or right to proceed against any Member, or any of their Subsidiaries or Affiliates (other than the Obligors) or against any past, present or future holder of a membership interest, director or officer thereof for the payment of any principal, premium or interest on the Loans or for any claim based thereon or arising out of any agreement, certificate, representation, covenant or warranty made by an Obligor herein or in any other Financing Document; PROVIDED that nothing in this Section 12.7 shall limit in any way any rights of the Administrative Agent, the Collateral Agent or any Lender relating directly to
(1) any representations made by such Member, in any certificate delivered by such Member or given by such Member in any Financing Document to which such Member is a party or (2) any undertaking agreed to by such Member which is set forth in any Financing Document to which such Member is a party; and PROVIDED, FURTHER, that the foregoing limitations shall not apply with respect to any claim based on fraud or bad faith.

12.8 HEADINGS

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

12.9 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY

(a) TREATMENT OF CERTAIN INFORMATION. Each Obligor acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Obligor (in connection with the Financing Documents or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and such Obligor hereby authorizes each Lender to share any information delivered to such Lender by such Obligor pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate, it being understood that any such Subsidiary or Affiliate receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and the Commitments or the termination of this Agreement or any provision hereof.

(b) CONFIDENTIALITY. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates', its beneficial owners' or its own directors, officers, employees and agents, including accountants or legal counsel (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential) or to any other professional advisors (subject to an agreement containing provisions substantially the same as those of this paragraph), (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process,
     (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or under any other Financing Document or any suit, action or proceeding relating to this Agreement or any other Financing Document or the enforcement of rights hereunder or thereunder or in connection with any litigation to which such Lender is a party, (vi) subject to an agreement containing provisions substantially the same as those of this paragraph, (A) to any transferee, assignee of or Participant in, or any prospective transferee, assignee of or Participant in, any of its rights or obligations under this Agreement or any purchaser or any prospective purchaser of a Note, (B) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 12.9), (C) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (D) to any Person from which a Lender offers to purchase any security of an Obligor, or, (vii) with the consent of the Borrower or (viii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this paragraph or (B) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than an Obligor. For the purposes of this paragraph, INFORMATION means all information received from an Obligor relating to the Obligors or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by such Obligor; PROVIDED that, in the case of information received from such Obligor after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

12.10 SERVICE OF PROCESS

EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE COURTS REFERENCE TO IN SECTION 12.5 IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID TO THE ADMINISTRATIVE AGENT AND SUCH OBLIGOR AT ITS ADDRESS REFERRED TO IN SECTION 12.1.

12.11 PRODUCER BUILT FACILITIES

The Project Company shall be entitled to transfer to PECO the Producer-Built Facilities and such other real estate rights and interests as Project Company is required to transfer to PECO pursuant to the PECO Interconnection Construction Agreement. The provisions of Section 5.12 of the Mortgage shall be applicable to such transfers, except that if the real estate rights or interests to be transferred are easements or rights of way, Collateral Agent shall subordinate the lien of the Mortgage to such easements or rights of way.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LIBERTY ELECTRIC PA, LLC
By Columbia Electric Liberty Corporation, a Member Manager

By:
   --------------------------------------------------
Name:



LIBERTY ELECTRIC POWER, LLC
By Liberty Electric PA, LLC, its sole member
By Columbia Electric Liberty Corporation, a Member Manager

By:_________________________
Name:
Title:



THE CHASE MANHATTAN BANK
(As Administrative Agent)


By:_________________________
Name:
Title:

BANK LENDERS

THE CHASE MANHATTAN BANK



By:_________________________
Name:
Title:

LANDESBANK HESSEN-THURINGEN GIROZENTRALE



By:_________________________
Name:
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG
 - NEW YORK BRANCH



By:_________________________
Name:
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG
 - NEW YORK BRANCH



By:_________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.
NEW YORK BRANCH



By:_________________________
Name:
Title:

CREDIT AGRICOLE INDOSUEZ



By:_________________________
Name:
Title:

CREDIT AGRICOLE INDOSUEZ



By:_________________________
Name:
Title:

THE DAI-ICHI KANGYO BANK, LTD.



By:_________________________
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.



By:_________________________
Name:
Title:

NORDDEUTSCHE LANDESBANK GIROZENTRALE
NEW YORK/CAYMAN ISLAND BRANCH



By:_________________________
Name:
Title:

KBC BANK N.V. (NEW YORK BRANCH)



By:_________________________
Name:
Title:

KBC BANK N.V. (NEW YORK BRANCH)



By:_________________________
Name:
Title:



GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND



By:_________________________
Name:
Title:

INSTITUTIONAL LENDERS



NEW YORK LIFE INSURANCE COMPANY



By:_________________________
Name:
Title:



NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



By:_________________________
Name:
Title:



THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (BPF)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (RDI)
By:  Lincoln Investment Management Inc.
Its Attorney-in-Fact


By:_________________________
Name:
Title:



AMERICAN GENERAL ANNUITY INSURANCE COMPANY
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY



By:_________________________
Name:
Title:

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



By:_________________________
Name:
Title:



MONUMENTAL LIFE INSURANCE COMPANY



By:_________________________
Name:
Title:

 APPENDIX A

                                   DEFINITIONS

TERMS GENERALLY; INTERPRETATION

1.1 The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise,
(a) any definition of or reference to any agreement, instrument or other document herein, including the Master Agreement, shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to the Master Agreement in its entirety and not to any particular provision of the Master Agreement, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Master Agreement and (e) the word "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ACCOUNTING TERMS; GAAP

1.2 Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

DEFINITIONS

1.3 The following terms have the meanings specified below:

ACCOUNTS has the meaning assigned to such term in the Disbursement Agreement.

ACTUAL PLANT ACCEPTANCE has the meaning assigned to such term in the EPC
Contract.

ADDITIONAL AMOUNT has the meaning assigned to such term in Article IX of the Master Agreement.

ADDITIONAL MAJOR PROJECT DOCUMENT means any contract or agreement (other than a Merchant Stage Agreement) relating to the Development of the Project or the construction of the Interconnection Upgrades or the Gas Interconnection Facilities entered into by an Obligor subsequent to the date hereof under which such Obligor shall have obligations (or a right to receive revenues) in any fiscal year in excess of $2,000,000.

ADMINISTRATIVE AGENT has the meaning assigned to such term in the preamble to the Master Agreement.

ADMINISTRATIVE QUESTIONNAIRE means an administrative questionnaire in a form supplied by the Administrative Agent to each Lender.

AFFECTED PROPERTY means, with respect to any Event of Loss, the Property that is lost, destroyed, damaged, condemned, expropriated, or otherwise taken as a result of such Event of Loss.

AFFILIATE means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

ALTERNATIVE POWER AGREEMENTS means (i) a tolling agreement on terms substantially similar (when taken as a whole) to the Tolling Agreement or (ii) an offtake agreement for the sale of electrical power and a supply agreement for the supply of natural gas entered into by the Project Company on substantially equivalent terms (when taken as a whole) to the Tolling Agreement; in each case
(A) having a term of at least two years (which term must, in addition, extend to or beyond the Tolling Agreement Expiration Date), and (B) with a Person whose Index Debt has an Investment Grade Rating (not on ratings watch for downgrade below Investment Grade Rating) or whose obligations are otherwise guaranteed to the same or greater extent as the obligations initially guaranteed under the Tolling Agreement by a party whose Index Debt has an Investment Grade Rating (not on ratings watch for downgrade below Investment Grade Rating), PROVIDED in each case that the Project Company has elected in its sole discretion (by providing written notice to the Administrative Agent prior to the commencement of such agreement(s)) for such agreement(s) to be "Alternative Power Agreements" for the purposes of the Master Agreement.

ALTERNATIVE POWER PARTIES means the parties to any Alternative Power Agreement(s) or the party providing the guarantee in connection therewith, as the case may be, whose Index Debt has an Investment Grade Rating (not on ratings watch for downgrade below Investment Grade Rating).

APPLICABLE LAW means any constitution, statute, law, rule, regulation, ordinance, judgment, order, decree, permit, or any published directive, guideline, Governmental Approval, requirement or other governmental restriction which has the force of law, or any published determination by, or interpretation of any of the foregoing by, any judicial authority or Governmental Authority binding on a given Person whether in effect as of the date of the Master Agreement or thereafter and in each case as amended (including, without limitation, all Environmental Laws and any of the foregoing pertaining to land use or zoning restrictions).

ASSIGNMENT AND ACCEPTANCE means the assignment by a Lender of its rights and obligations under the Master Agreement substantially in the form of Exhibit A to the Master Agreement.

AUDITOR means such firm or firms of independent public accountants of recognized international standing as the Borrower, may, from time to time appoint as auditors of the Borrower.

AVAILABILITY PERIOD means (i) with respect to the Tranche A Facility, the Tranche B Facility and the Equity Bridge Loan Facility, the Construction Stage Availability Period, (ii) with respect to the Working Capital Facility, the Working Capital Availability Period, and (iii) with respect to the Debt Service Reserve Facility, the Debt Service Reserve Availability Period.

BANK FACILITIES mean collectively the Tranche A Facility, the Equity Bridge Loan Facility, the Debt Service Reserve Facility and the Working Capital Facility.

BANK LENDERS has the meaning assigned to such term in the preamble to the Master Agreement.

BASE CASE PROJECTIONS means the base case forecast dated as of July 25, 2000 prepared and certified by the Borrower and previously delivered to the Administrative Agent, relating to the Development of the Project.

BORROWER has the meaning assigned to such term in the preamble to the Master Agreement.

BORROWER SECURITY AND PLEDGE AGREEMENT means the Security and Pledge Agreement dated as of July 31, 2000, between the Borrower and the Collateral Agent.

BUSINESS DAY means (i) any day that is not a Saturday or a Sunday in the United States or a day on which banking institutions chartered by the State of New York or the United States are required or authorized to be closed and (ii) when used in any respect relating to LIBOR, any day described in clause (i) of this definition that is also a day on which dealings may be carried out in the London interbank market.

BUY-DOWN AMOUNTS has the meaning assigned to such term in the EPC Contract.

CAPITAL EXPENDITURES means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by the Project Company to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period accounted for and computed in accordance with GAAP.

CAPITAL LEASE OBLIGATIONS of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

CEC means Columbia Electric Corporation a corporation incorporated under the laws of Delaware.

CEG means Columbia Energy Group a corporation incorporated under the laws of Delaware.

CHANGE IN LAW means (a) the adoption of any law, rule or regulation after the date of the Master Agreement, or (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of the Master Agreement or (c) compliance by any Lender (or, for purposes of Section 2.12(b) of the Credit Agreement by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of the Master Agreement (the non-compliance with which could be reasonably likely to have an adverse effect on the business or operations of such Lender) and applying to a class of banks or financial institutions including such Lender.

CHANGE ORDER has the meaning assigned to such term in the EPC Contract.

CHARTER DOCUMENTS means, with respect to any Person, the articles of incorporation or association and by-laws or such other document or instruments which are required to be registered or lodged in the place of incorporation, organization or formation of such Person and which establish the legal personality of such Person, as the same may be amended from time to time.

CLOSING DATE means the date on which the conditions specified in Section 5.1 of the Master Agreement are satisfied (or waived in accordance with the Master Agreement).

CODE means the Internal Revenue Code of 1986, as amended from time to time.

COLLATERAL means (a) the "Collateral" as defined in any Security Document, (b) the "Mortgaged Property" as defined in the Mortgage, and (c) all other collateral of whatsoever nature purported to be subject to the lien of any Security Document.

COLLATERAL AGENT means The Chase Manhattan Bank, acting in its capacity as Collateral Agent.

COMMENCEMENT DATE has the meaning assigned to such term in the Tolling
Agreement.

COMMITMENT TERMINATION FEE has the meaning assigned to such term in the Note Purchase Agreement.

COMMITMENTS means the Tranche A Loan Commitments, the Tranche B Loan Commitments, the Equity Bridge Loan Commitments, the Working Capital Commitments and the Debt Service Reserve Commitments.

CONECTIV has the meaning assigned to such term in Section 2.6 of the Master Agreement.

CONECTIV INTERCONNECTION CONSTRUCTION AGREEMENT has the meaning assigned to such term in Section 2.6 of the Master Agreement.

CONSENT AND AGREEMENT means each Consent and Agreement, substantially in the form of Exhibit B to the Master Agreement and containing such other terms as the Administrative Agent shall reasonably request, among the Borrower, the Administrative Agent and the applicable Major Project Party or Merchant Stage Project Party.

CONSTRUCTION ACCOUNT has the meaning assigned to such term in the Disbursement Agreement.

CONSTRUCTION BUDGET means the budget prepared by the Project Company and delivered to the Lenders under Section 5.1(a)(v) of this Master Agreement, of work and expenditure required to achieve Actual Plant Acceptance (together with completion of all other construction works (including the Interconnection Upgrades and the Gas Interconnection Facilities) as required pursuant to the Major Project Documents) as such budget may be amended pursuant to Section 8.10(c) of the Master Agreement.

CONSTRUCTION CONTINGENCY AMOUNT means as of the Closing Date, $11,280,000 and thereafter, the amount remaining in the Construction Budget as unallocated construction contingency in the Construction Budget.

CONSTRUCTION PROGRESS REPORT means the monthly report delivered by the Project Company to the Administrative Agent under Section 7.2 (a) of the Master Agreement outlining the progress of all construction works (including the Interconnection Upgrades and the Gas Interconnection Facilities) required to be undertaken pursuant to the Major Project Document.

CONSTRUCTION SCHEDULE means the construction schedule for the Project, the Interconnection Upgrades and the Gas Interconnection Facilities as specified, respectively, in Section IV of the EPC Contract, Schedule D of the PECO Interconnection Construction Agreement and the conditions precedent in the Precedent Agreement with respect to commencement of service under the Gas Transportation Agreements.

CONSTRUCTION STAGE AVAILABILITY PERIOD means the period from and including the date hereof to but excluding the Construction Stage Commitment Termination Date.

CONSTRUCTION STAGE COMMITMENTS means the Tranche A Commitments, the Tranche B Commitments and the Equity Bridge Loan Commitments.

CONSTRUCTION STAGE COMMITMENT TERMINATION DATE means the earlier to occur of the Conversion Date and the Date Certain.

CONTRACTOR has the meaning assigned to such term in Section 2.4 of the Master Agreement.

CONTRACTOR GUARANTORS means collectively Duke Capital Corporation, a Delaware corporation, and Fluor Corporation, a Delaware corporation, each a Contractor Guarantor.

CONTROL means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. CONTROLLING and CONTROLLED have the meanings correlative thereto.

CONVERSION DATE means the first date on which the conditions specified in
Section 5.3 of the Master Agreement are satisfied or waived in accordance with the Master Agreement.

CONVERSION DATE CERTIFICATE means a certificate and related attachments and certifications, substantially in the form of Exhibit E to the Master Agreement, executed by a Financial Officer of each of the Project Company, the Contractor and the Independent Engineer, as applicable, and otherwise duly completed.

CREDIT AGREEMENT means the Credit Agreement dated as of July 31, 2000 among the Borrower, the Project Company, the Bank Lenders, and the Administrative Agent.

DATE CERTAIN means October 1, 2002.

DEBT SERVICE means, for any period, the sum, computed without duplication, of the following: (a) all amounts payable by the Borrower to the Secured Parties or any party ranking pari passu to a Secured Party (whether secured or unsecured) in respect of principal of Indebtedness during such period PLUS (b) all amounts payable by the Borrower to the Secured Parties or any party ranking pari passu to a Secured Party (whether secured or unsecured) in respect of Interest Expense for such period PLUS (c) all fees payable pursuant to the Financing Documents during such period PLUS (d) all other amounts payable by the Borrower during such period to the Secured Parties or any party ranking pari passu to a Secured Party (whether secured or unsecured) (in each case, upon the payment date thereof, by acceleration or otherwise).

DEBT SERVICE COVERAGE RATIO or DSCR means, for any period of four consecutive quarters, the ratio of (i) all Project Revenues received or projected to be received, as applicable, by the Project Company during such period less all Operating Expenses paid or payable or projected to be payable, as applicable, during such period to (ii) Debt Service paid or payable or projected to be payable, as applicable, during such period. Any forward looking Debt Service Coverage Ratio tests shall be based on Borrower's good faith estimates of forecasted incremental Project Revenues, Operating Expenses and Debt Service or, in the event the Administrative Agent disagrees with such estimates, such tests shall be based on forecasted amounts as agreed by the Administrative Agent and the Project Company.

DEBT SERVICE RESERVE ACCOUNT BALANCE has the meaning assigned to such term in the Disbursement Agreement.

DEBT SERVICE RESERVE AVAILABILITY PERIOD has the meaning assigned to such term in the Credit Agreement.

DEBT SERVICE RESERVE COMMITMENT has the meaning assigned to such term in the Credit Agreement.

DEBT SERVICE RESERVE EXPOSURE has the meaning assigned to such term in the Credit Agreement.

DEBT SERVICE RESERVE FACILITY means the $17,500,000 debt service reserve facility provided by the Bank Lenders under the Master Agreement and the Credit Agreement.

DEBT SERVICE RESERVE LETTER OF CREDIT has the meaning assigned to such term in
Section 3.1(d) of the Master Agreement.

DEBT SERVICE RESERVE LOANS has the meaning assigned to such term in Section 3.1(d) of the Master Agreement.

DEFAULT means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

DEFAULT RATE has the meaning assigned to such term in the Loan Agreements.

DELAY LIQUIDATED DAMAGES means liquidated damages payable under Article 27 of the EPC Contract.

DEPOSITARY BANK means The Chase Manhattan Bank in its capacity as Depositary Bank for the Secured Parties, or any replacement bank acting in such capacity.

DEVELOPMENT means, with respect to the Project, the ownership, occupation, construction, testing, starting, repair, operation, maintenance and use of the Project by the Project Company and the financing of the Project by the Obligors.

DISBURSEMENT AGREEMENT has the meaning assigned to such term in Section 2.14 of the Master Agreement.

DISTRIBUTION ACCOUNT has the meaning assigned to such term in the Disbursement Agreement.

DOLLARS or $ refers to lawful money of the United States of America.

DP&L has the meaning assigned to such term in Section 2.9 of the Master
Agreement.

DUKE GUARANTEE means the guarantee provided by the Duke Capital Corporation in favor of the Project Company guaranteeing the obligations of the Contractor under the EPC Contract.

EARLY COMMENCEMENT DATE has the meaning assigned to such term in the Tolling Agreement.

ENVIRONMENTAL CLAIM means, with respect to any Person, any written notice, claim, administrative, regulatory or judicial action, suit, judgment or demand by any other Person alleging or asserting such first Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property of such first Person, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, Use, threatened Release or Release into the environment of any Hazardous Material at any location, whether or not owned by such first Person or (b) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law. The term ENVIRONMENTAL CLAIM shall include, without limitation, any claim by any Governmental Authority for enforcement, delineation, investigation, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to the environment.

ENVIRONMENTAL LAWS means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, (including its effect on human health and safety), preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

ENVIRONMENTAL LIABILITY means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities, and including any Lien filed against any property covered by the Mortgage or any part of the Mortgaged Property thereunder in favor of any governmental entity), of the Borrower directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) exposure to any Hazardous Materials, (c) the Release or threatened Release of any Hazardous Materials into the environment or (d) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

EPC CONTRACT has the meaning assigned to such term in Section 2.4 of the Master Agreement.

EQUITY BRIDGE LOAN COMMITMENT has the meaning assigned to such term in the Credit Agreement.

EQUITY BRIDGE LOANS has the meaning assigned to such term in Section 3.1(c) of the Master Agreement.

EQUITY BRIDGE LOAN FACILITY means the $41,000,000 equity bridge loan facility provided by the Bank Lenders under the Master Agreement and the Credit Agreement.

EQUITY CONTRIBUTION has the meaning assigned to such term in the Equity Contribution Agreement.

EQUITY CONTRIBUTION AGREEMENT means the Equity Contribution Agreement dated as of July 31, 2000 among the Members, the Borrower and the Administrative Agent.

EQUITY GUARANTOR means a Person who guarantees a Member's obligations under the Equity Contribution Agreement and, as at the date hereof, shall mean CEG.

EQUITY GUARANTEE means a guarantee of a Member's obligations under the Equity Contribution Agreement by an Equity Guarantor and shall include the guarantee by CEG of such obligations dated as of the date hereof.

ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

ERISA AFFILIATE means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

ERISA EVENT means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an ACCUMULATED FUNDING DEFICIENCY (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f ) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, in either case or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability upon the Borrower or an ERISA Affiliate or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

EVENT OF ABANDONMENT means: (a) the announcement (or action evidencing such intent) by the Project Company prior to the Conversion Date of a decision to suspend for more than sixty (60) days (as extended by an additional 360 days as a result of an event of force majeure under a Major Project Document so long as the Project Company is diligently and continuously proceeding to mitigate the consequences thereof), abandon or indefinitely defer the construction or completion of the Project, or (b) the announcement by the Project Company after the Conversion Date of a decision to abandon operation of the Project or the actual abandonment thereof.

EVENT OF DEFAULT has the meaning assigned to such term in Article IX of the Master Agreement.

EVENT OF LOSS means any loss of, or destruction, or damage to or condemnation of, all or any portion of the Property of the Project Company constituting the Project.

EXEMPT WHOLESALE GENERATOR means any Person determined by FERC to be an "Exempt Wholesale Generator" under Section 32(a) of PUHCA.

FACILITIES means collectively the BANK FACILITIES and the TRANCHE B FACILITY.

FERC means the Federal Energy Regulatory Commission and any successor thereto.

FINANCIAL OFFICER means with respect to any Person, the president, general counsel, principal accounting officer, treasurer or any vice president of such Person, as the case may be.

FINANCING DOCUMENTS means, collectively, the Master Agreement, the Credit Agreement, the Note Purchase Agreement, the Notes, the Disbursement Agreement, the Intercreditor Agreement, the Equity Contribution Agreement, any Equity Guarantee, the Security Documents, the Consents and Agreements and any subordination agreement entered into pursuant to the terms of the Equity Contribution Agreement.

FLUOR GUARANTEE means the guarantee provided by the Fluor Corporation in favor of the Project Company guaranteeing the obligations of the Contractor under the EPC Contract.

FUEL CONSULTANT means Navigant Consulting, Inc., or its successors.

FUEL CONSULTANT REPORT means a report from the Fuel Consultant in form and substance reasonably satisfactory to the Administrative Agent.

FULL RELEASE has the meaning assigned to such term in the EPC Contract.

GAAP means generally accepted accounting principles in the United States of America, consistently applied.

GAS INTERCONNECTION FACILITIES means the lateral to be constructed pursuant to the terms of the Precedent Agreement from TETCO's existing Philadelphia lateral at the Eagle Pennsylvania Compressor Station interconnecting with the Project at the Project's gas delivery point.

GAS TRANSPORTATION AGREEMENTS has the meaning assigned to such term in Section
2.7 of the Master Agreement.

GOVERNMENTAL APPROVAL means (a) any authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing, variance, claim, order, judgment, decree, by or with, (b) any declaration of or with or
(c) any registration by or with, any Governmental Authority, in each case relating to (i) the due execution and delivery of, and the performance by each intended party (other than the Administrative Agent and the Lenders) of, any Transaction Document or any Non-Material Project Document of its obligations and the exercise of its rights under, each Transaction Document or any Non-Material Project Document to which it is (or is intended to be) a party, (ii) with respect to the Borrower or any Affiliate of the Borrower (including the Members) the grant by the Borrower or such Affiliate of the Liens created pursuant to the Security Documents to which the Borrower or such Affiliate of the Borrower is a party, the validity, enforceability and perfection of such Liens and the exercise by the Collateral Agent of its rights and remedies under such Security Documents or (iii) the Development of the Project as contemplated by the Major Project Documents and the Non-Material Project Documents.

GOVERNMENTAL AUTHORITY means the government of any jurisdiction, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

GUARANTEE of or by any Person (the GUARANTOR) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the PRIMARY OBLIGOR) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; PROVIDED that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

GUARANTEED OBLIGATION has the meaning assigned to such term in Section 10.1 of the Master Agreement.

HAZARDOUS MATERIALS means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

HEDGING AGREEMENT means any Interest Rate Protection Agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

IMPAIRMENT means, with respect to any Major Project Document or Governmental Approval, the rescission, termination, cancellation, repeal, invalidity, suspension (other than by reason of an event of force majeure (as defined in such Major Project Document) to the extent suspension by reason of an event of force majeure (as defined in such Major Project Document) is expressly permitted by such Major Project Document or Governmental Approval or results from Applicable Law), injunction, inability to satisfy stated conditions to effectiveness or amendment, modification or supplementation (other than, in the case of a Major Project Document, any such amendment, modification or supplementation effected in accordance with Section 8.11 of the Master Agreement). The verb "Impair" shall have a correlative meaning.

INDEBTEDNESS of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or loans of any kind,
(b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed or whether such Person has otherwise become liable for such liabilities, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and (j) the maximum fixed redemption or repurchase price of redeemable stock of such Person, if any, at the time of redemption or repurchase plus accrued but unpaid dividends thereon; PROVIDED that with respect to the Borrower redeemable stock shall not include the ownership interest of any Member in the Borrower or the ownership interest of any permitted transferee of such ownership interest in the Borrower. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

INDEMNITEE has the meaning assigned to such term in Section 12.3 of the Master Agreement.

INDEPENDENT ENGINEER means Black & Veatch Corporation, retained as independent engineer by the Lenders.

INDEPENDENT ENGINEER AGREEMENT means the agreement dated March 15, 2000 between the Independent Engineer, the Administrative Agent and the Project Company appointing the Independent Engineer to act as technical advisor to the Lenders with respect to the Project.

INDEPENDENT ENGINEER'S REPORT means the report of the Independent Engineer referred to in Section 5.1(a)(iii), in form and substance reasonably satisfactory to the Administrative Agent and the Lenders and addressing among other things, (a) the technical feasibility of the Project, the Interconnection Upgrades and the Gas Interconnection Facilities; (b) the reasonableness of the Construction Schedule and the Construction Budget; (c) the sufficiency of the completion and performance tests contained in the EPC Contract, and (d) the adequacy of the environmental permitting and the environmental site assessment. In addition, such report shall certify that the Independent Engineer has reviewed and analyzed the Base Case Projections, and that, in the opinion of the Independent Engineer, the Base Case Projections, including the underlying models and assumptions set forth therein, represent a reasonable estimate of the revenues and expenses, results of operations and cash flows with respect to the Project, the Interconnection Upgrades and the Gas Interconnection Facilities over the period presented.

INDEX DEBT has the meaning assigned to such term in the Credit Agreement.

INFORMATION has the meaning assigned to such term in Section 12.9.

INSTITUTIONAL LENDERS has the meaning assigned to such term in the preamble to the Master Agreement.

INSURANCE CONSULTANCY AGREEMENT means the letter agreement dated June 12, 2000 between the Insurance Consultant and the Administrative Agent appointing the Insurance Consultant to act as the insurance consultant to the Lenders with respect to the Project.

INSURANCE CONSULTANT means Marsh McLennan, retained as insurance consultant by the Lenders or any successor thereto appointed by the Lenders.

INSURANCE CONSULTANT REPORT means the report prepared and furnished by the Insurance Consultant prior to the Closing Date analyzing and confirming the adequacy of the Project Company's insurance program.

INTERCONNECTION UPGRADES means the upgrades to be made to the transmission systems of PECO and Conectiv in order to accommodate the interconnection of the Project and to provide sufficient transmission capacity for the Project to qualify as a "Capacity Resource" as specified by PJM in accordance with the PJM Operating Agreement.

INTERCREDITOR AGREEMENT has the meaning assigned to such term in Section 2.12 of the Master Agreement.

INTEREST EXPENSE means, for any period, the sum, for the Borrower, of the following: (a) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) PLUS (b) the net amount payable (or MINUS the net amount receivable) under Interest Rate Protection Agreements during such period (whether or not actually paid or received during such period).

INTEREST RATE PROTECTION AGREEMENT means, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

INVESTMENT means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.

INVESTMENT GRADE RATING means a rating of "BBB-" or higher from S&P and a rating of "Baa3" or higher from Moody's.

ISSUING BANK has the meaning assigned to such term in the Credit Agreement.

LC DISBURSEMENT has the meaning assigned to such term in the Credit Agreement.

LC EXPOSURE has the meaning assigned to such term in the Credit Agreement.

LENDERS has the meaning assigned to such term in the preamble to the Master Agreement.

LETTER OF CREDIT has the meaning assigned to such term in the Credit Agreement.

LIBO RATE has the meaning assigned to such term in the Credit Agreement.

LIEN means, with respect to any Property, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such Property, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such Property and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

LOAN AGREEMENT means each of the Credit Agreement and the Note Purchase
Agreement.

LOANS means the Tranche A Loans, the Tranche B Loans, the Equity Bridge Loans, the Working Capital Loans and the Debt Service Reserve Loans.

LOSS PROCEEDS means, with respect to any Event of Loss, insurance proceeds, condemnation awards or other compensation, awards, damages and other payments or relief other than payments received for the interruption of operations.

LOSS PROCEEDS ACCOUNT has the meaning assigned to such term in the Disbursement Agreement.

MAJOR MAINTENANCE ACCOUNT has the meaning assigned to such term in the Disbursement Agreement.

MAJOR MAINTENANCE EXPENDITURES has the meaning assigned to such term in the Disbursement Agreement

MAJOR PROJECT DOCUMENTS means those agreements listed in Appendix C to the Master Agreement and all Additional Major Project Documents.

MAJOR PROJECT PARTY means the Borrower, the Project Company, each Member, CEG, PGET, PG&E, the Contractor, the Contractor Guarantors, the Operator, the Transmission Provider, PECO, TETCO, PSW, and each Person party to a Major Project Document, in each case until each Transaction Document to which such Person is a party has terminated or expired in accordance with its terms.

MAJORITY LENDERS means Lenders holding at any given time at least 50.1% of (i) prior to the Conversion Date, the Commitments (not reduced for drawings under any Facility), and (ii) after the Conversion Date, the aggregate of (a) all outstanding Loans under the Tranche A Facility and the Tranche B Facility, (b) the Debt Service Reserve Commitment (not reduced for outstanding Debt Service Reserve Loans) and (c) the Working Capital Commitment (not reduced for outstanding Working Capital Loans) and when used with respect to MAJORITY LENDERS under a Loan Agreement, means Lenders holding at any given time at least 50.1% of such Commitments, and/or Loans, as applicable, under such Loan Agreement.

MAKE WHOLE AMOUNT has the meaning assigned to such term in the Note Purchase Agreement.

MANAGEMENT SERVICES AGREEMENT has the meaning assigned to such term in Section
2.5 of the Master Agreement.

MARGIN STOCK means "margin stock" within the meaning of Regulations T, U and X of the Board.

MATERIAL ADVERSE EFFECT means a material adverse effect on (a) the ability of an Obligor to perform any of its material obligations under the Financing Documents or the Major Project Documents to which it is a party, (b) the validity or enforceability of any of the Financing Documents or the Major Project Documents or (c) the value of the Collateral or the validity or priority of the security interests in such Collateral.

MATERIAL INDEBTEDNESS means, with respect to any Person, Indebtedness (other than under the Loan Agreements), or obligations in respect of one or more Hedging Agreements, of such Person in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Person in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time.

MEMBER means Columbia Electric Liberty Corporation, Columbia Electric Liberty II Corporation, Columbia Electric Liberty Member Corporation and Columbia Electric Liberty Member II Corporation and such other Person or Persons who have, in accordance with the terms of the Equity Contribution Agreement, acquired any membership interests in the Borrower from time to time.

MEMBERSHIP INTEREST has the meaning assigned to such term in the Equity Contribution Agreement.

MEMORANDUM has the meaning assigned to such term in Section 6.19 of the Master Agreement.

MERCHANT STAGE AGREEMENT means an agreement for the sale of electric power or the purchase of natural gas (other than Alternative Power Agreements) becoming effective upon or after the expiration of any Tolling Period on terms consistent with the energy management procedures and general contract terms for such agreements previously agreed between the Obligors and the Administrative Agent in accordance with Section 7.19 of the Master Agreement, unless such agreed energy management procedures stipulate that such agreement should not be classified as a Merchant Stage Agreement.

MERCHANT STAGE PROJECT PARTY means a Person (other than an Obligor) party to a Merchant Stage Agreement.

MERRILL CREEK ASSIGNMENT has the meaning assigned to such term in Section 2.9 of the Master Agreement.

MOODY'S means Moody's Investors Service, Inc., or any successor thereof.

MORTGAGE means the mortgage, assignment of rents, security agreement and fixture filing executed by the Project Company in favor of The Chase Manhattan Bank as Collateral Agent, for the benefit of the Secured Parties, and covering the Project (including, without limitation, the Project Site and the easement properties).

MORTGAGED PROPERTY means the mortgaged property as defined in the Mortgage.

MULTIEMPLOYER PLAN means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is obligated to contribute.

NAIC means the National Association of Insurance Commissions.

NET AVAILABLE PROCEEDS means:

(a) in the case of any Project Document Claim, the aggregate amount of all cash received by the Project Company in respect of such Project Document Claim net of reasonable expenses, income taxes and franchise taxes (to the extent such franchise taxes are payable solely by reason of the receipt by the Project Company of the Project Document Claim) incurred by the Project Company or by an Affiliate of the Project Company in connection therewith; and

(b) in the case of any Event of Loss, the aggregate amount of Loss Proceeds received by the Project Company in respect of such Event of Loss net of reasonable expenses incurred by the Project Company in connection therewith; PROVIDED that proceeds received in respect of business interruption insurance shall not be included in calculating Net Available Proceeds.

NON-MATERIAL PROJECT DOCUMENTS means contracts or agreements entered into by an Obligor other than a Major Project Document.

NOTE PURCHASE AGREEMENT means the Note Purchase Agreement dated as of July 31, 2000 among the Borrower, the Project Company, and the Institutional Lenders party thereto.

NOTES has the meaning assigned to such term in the Note Purchase Agreement.

NOTICE OF BORROWING means a notice, substantially in the form of Exhibit F to the Master Agreement duly executed by a Financial Officer of the Borrower.

O&M AGREEMENT has the meaning assigned to such term in Section 2.5 of the Master Agreement.

OBLIGOR has the meaning assigned to such term in the preamble to the Master Agreement.

OFFICER'S CERTIFICATE: A certificate from a Financial Officer or any officer whose responsibilities extend to the subject matter of such certificate.

OPERATING BUDGET means a budget and annual operating plan, prepared and certified by the Borrower, and approved in accordance with Section 7.15 of the Master Agreement, of Operation and Maintenance Expenses, Major Maintenance Expenditures and other Capital Expenditures expected to be incurred by the Borrower during the relevant fiscal year to which such budget applies.

OPERATING EXPENSES means, for any period, the sum of (i) Operation and Maintenance Expenses for such period plus (ii) Major Maintenance Expenditures
(A) to the extent a reserve is made in the Major Maintenance Reserve Account in such period, and (B) to the extent not otherwise funded through the Major Maintenance Reserve Account in such period.

OPERATING REPORT means a management report providing data relating to the Project, describing in reasonable detail material developments concerning the Project and the Development of the Project and setting forth in reasonable detail the total Project Revenues for such fiscal quarter.

OPERATION AND MAINTENANCE EXPENSES means, for any period calculated on a cash basis, the sum, computed without duplication, of the following: (a) expenses of administering and operating the Project in accordance with the Transaction Documents and the Non-Material Project Documents plus (b) direct operating and maintenance costs of the Project (including, without limitation, all payments due and payable under the O&M Agreement) payable during such period plus (c) insurance costs payable during such period plus (d) sales and excise taxes payable by the Project Company with respect to the sale of electrical energy during such period plus (e) franchise taxes payable by the Obligors during such period plus (f) Federal, state and local income taxes payable by the Obligors during such period plus (g) costs and fees attendant to the obtaining and maintaining, transferring or amending the Governmental Approvals payable during such period plus (h) legal, accounting and other professional fees attendant to any of the foregoing items payable during such period plus (i) all agency fees to the Administrative Agent or Collateral Agent during such period plus (j) Capital Expenditures made by the Borrower during such period. Operation and Maintenance Expenses shall exclude, to the extent otherwise included: (i) Debt Service, (ii) payments into any of the Accounts during such period, (iii) any Restricted Payments during such period and any other payments subordinated by the terms thereof or by the terms of the Disbursement Agreement to the payment of Debt Service, (iv) payments out of the Major Maintenance Account with respect to major maintenance during such period, (v) depreciation or obsolescence charges or reserves therefor, amortization of intangibles or other bookkeeping entries of a similar nature for such period, (vi) any Capital Expenditures to the extent not included in the O&M Agreement made during such period that are properly chargeable by GAAP to fixed capital accounts for such period, (vii) any payments of any kind with respect to Restoration Work during such period, (viii) non-recurring costs and expenses of the issuance of any Indebtedness paid out of the proceeds of such Indebtedness, and (ix) any payments made under the EPC Contract.

OPERATIONAL ACCEPTANCE has the meaning assigned to such term in the EPC
Contract.

OPERATOR has the meaning assigned to such term in Section 2.5 of the Master Agreement and includes any other Person succeeding to the interests of Conectiv Operating Services Company as Operator.

PECO has the meaning assigned to such term in Section 2.6 of the Master
Agreement.

PECO INTERCONNECTION AGREEMENT has the meaning assigned to such term in Section
2.6 of the Master Agreement.

PECO INTERCONNECTION CONSTRUCTION AGREEMENT has the meaning assigned to such term in Section 2.6 of the Master Agreement.

PERFORMANCE GUARANTEE LEVELS has the meaning assigned to such term in the EPC Contract.

PERFORMANCE TEST has the meaning assigned to such term in the EPC Contract.

PERMITTED INDEBTEDNESS means the following Indebtedness:

(a)  Indebtedness incurred under the Financing Documents;

(b) Indebtedness incurred by the Borrower to finance Capital Expenditures to the extent such Capital Expenditures are required by Applicable Law PROVIDED that (1) prior to the incurrence of such Indebtedness, the Independent Engineer shall have confirmed that such Capital Expenditures are required to comply with Applicable Law and (2) after giving effect to the incurrence of such Indebtedness, (x) during any Tolling Period, the average Debt Service Coverage Ratio for each period of four consecutive quarters until the Tranche B Final Maturity Date shall not be less than
     1.30 to 1 and the minimum Debt Service Coverage Ratio for each such period shall not be less than 1.2 to 1; or (y) at any other time, the average Debt Service Coverage Ratio for each period of four consecutive quarters until the Tranche B Final Maturity Date shall be not less than 2.0 to 1 and the minimum Debt Service Coverage Ratio for each such period shall be not less than 1.7 to 1 (it being understood that any such projections for periods after the expiration of Tolling Agreement shall be based on updated forecasts);

(c) Indebtedness incurred by the Borrower to finance Capital Expenditures which are not required by Applicable Law but are required by the Tolling Agreement; PROVIDED that (1) no Default or Event of Default shall have occurred and be continuing or shall result from the incurrence of such debt; (2) prior to the incurrence of such Indebtedness, the Independent Engineer shall have confirmed that such Capital Expenditures are required to comply with the terms of the Tolling Agreement and (3) after giving effect to the incurrence of such Indebtedness, (x) during any Tolling Period, the average Debt Service Coverage Ratio for each period of four consecutive quarters until the Tranche B Final Maturity Date shall not be less than 1.30 to 1 and the minimum Debt Service Coverage Ratio for each such period shall not be less than 1.2 to 1; or (y) at any other time, the average Debt Service Coverage Ratio for each period of four consecutive quarters until the Tranche B Final Maturity Date shall be not less than 2.0 to 1 and the minimum Debt Service Coverage Ratio for each such period shall be not less than 1.7 to 1 (it being understood that any such projections for periods after the expiration of Tolling Agreement shall be based on updated forecasts);

(d) Indebtedness incurred by the Borrower to finance Capital Expenditures not covered by (b) or (c) of this definition; PROVIDED that (1) no Default or Event of Default shall have occurred and be continuing or shall result from the incurrence of such Indebtedness, (2) the Borrower shall have obtained sufficient sources of committed funding to complete such Capital Expenditures and any such new lenders shall have agreed to accede to the Intercreditor Agreement in the manner set forth therein; (3) prior to the incurrence of such Indebtedness, the Independent Engineer shall have confirmed the reasonableness and adequacy of the plans for such Capital Expenditures; (4) the Conversion Date shall have occurred; (5) after giving effect to the incurrence of such Indebtedness, (x) during any Tolling Period, the average Debt Service Coverage Ratio for each period of four consecutive quarters until the Tranche B Final Maturity Date shall not be less than 1.45 to 1 and the minimum Debt Service Coverage Ratio for each such period shall not be less than 1.4 to 1; or (y) at any other time, the average Debt Service Coverage Ratio for each period of four consecutive quarters until the Tranche B Final Maturity Date shall be not less than
     2.75 to 1 and the minimum Debt Service Coverage Ratio for each such period shall be not less than 2.25 to 1, (it being understood that any such projections for periods after the expiration of Tolling Agreement shall be based on updated forecasts); (6) S&P or Moody's provides (or reaffirms) an Investment Grade Rating (not on ratings watch for downgrade below Investment Grade Rating), for the Loans, and (7) such Indebtedness has an average life to maturity and final maturity at least as long as the Tranche B Loans;

(e) Working capital Indebtedness in an amount not to exceed $5,000,000 less the Indebtedness incurred under the Working Capital Facility;

(f) To the extent deemed Indebtedness (other than for borrowed money), obligations under the Major Project Documents;

(g) Indebtedness of the Borrower incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; PROVIDED that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (g) shall not exceed $2,000,000 at any time;

(h) Indebtedness of the Project Company with respect to amounts advanced by the Borrower to the Project Company PROVIDED that (A) the proceeds of any payment or repayment of principal of such Indebtedness must be applied to repayment or prepayment of principal of the Loans and (B) such Indebtedness is reduced to the extent any payment is made under the guarantee of the Project Company provided under Article X hereto;

(i) Subordinated Indebtedness between the Borrower and any Member in the amount of such Member's Equity Contribution on terms and conditions satisfactory to the Administrative Agent; and

(j) Obligations of the Borrower in respect of letters of credit in an amount not to exceed $25,000,000 (less the amount of any Letters of Credit issued under the Debt Service Reserve Facility or the Working Capital Facility) and the purpose of which is to support obligations under the Major Project Documents,

PROVIDED that, in each case, the dates for payment or repayment of Debt Service relating to such Permitted Indebtedness shall be Repayment Date(s).

PERMITTED INTEREST RATE PROTECTION AGREEMENTS means in the case of the Borrower, interest rate protection agreements including caps and collars entered into with one or more Bank Lenders and with a notional amount not in excess of the aggregate outstanding principal amount of the Tranche A Loans or the Tranche B Loans, as applicable, on the date the Borrower enters into such interest rate protection agreement and providing for the protection, as applicable, against
(i) fluctuations in the applicable LIBO Rate for the equivalent period for which LIBO Rate is payable with respect to the Tranche A Loans or (ii) movements in the yield to maturity on US Treasury Securities prior to the setting of the applicable rate of interest for each Tranche B Loan.

PERMITTED INVESTMENTS means any of the following: (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than 6 months from the date of acquisition; (ii) time deposits and certificates of deposit, with maturities of not more than 6 months from the date of acquisition, of any domestic or international commercial bank of recognized standing having capital and surplus in excess of $500,000,000 (or whose holding company meets such standard) and having a rating on its commercial paper of at least "A-1" or the equivalent thereof by S&P or at least "P-1" or the equivalent by Moody's;
(iii) commercial paper issued by any corporation or other business entity, which commercial paper is rated at least "A-1" or the equivalent thereof by S&P or at least "P-1" or the equivalent thereof by Moody's and matures not more than 6 months after the date of acquisition; (iv) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) and (ii) above; (v) United States Securities and Exchange Commission registered money market mutual funds conforming to Rule 2a-7 of the Investment Company Act of 1940 that are rated in the highest category by S&P and Moody's; (vi) repurchase agreements backed by securities of the type described in clause (iii) above; (vii) trust accounts in the name of the Collateral Agent and (viii) any other Dollar investment which the Required Lenders agree in writing shall constitute a "Permitted Investment".

PERMITTED LIENS means:

(a)  Liens in favor of the Collateral Agent created under the Security
     Documents;

(b) Liens to secure Permitted Indebtedness; PROVIDED that (1) no liens shall secure Indebtedness incurred under subclauses (e) or (f) of the definition of Permitted Indebtedness, (2) Permitted Indebtedness shall be secured only by liens on the assets financed with such Indebtedness and (3) any creditor providing Indebtedness incurred pursuant to subclause (a), (b), (c) or (d) under the definition of Permitted Indebtedness shall accede to the Intercreditor Agreement;

(c) Liens in connection with workmen's compensation, unemployment insurance or other social security or pension obligations;

(d) mechanics', workmen's, materialmen's, suppliers', construction or like liens, in each case (1) for amounts not yet due and payable or (2) for amounts due and payable with respect to ordinary course claims being contested in good faith and for which adequate reserves (in accordance with GAAP) have been established or bond is posted;

(e) Servitudes, easements (including utility easements), rights-of-way, restrictions or minor defects or irregularities in title and such other encumbrances or charges against real property or interests therein as are of a nature generally existing with respect to properties of a similar character and which do not in any way materially interfere with the use thereof;

(f) Liens for taxes not yet delinquent or, if delinquent, which are being contested in good faith and for which adequate reserves (in accordance with GAAP) have been established;

(g) Attachment or judgment liens to the extent not constituting an Event of Default under Article IX; PROVIDED that (1) the existence of such liens could not reasonably be expected to result in a Material Adverse Effect and
     (2) such liens are discharged within 60 days of the creation thereof;

(h) Contractual rights of PGET under the Tolling Agreement and in the side letter between PGET and the Project Company dated July 24, 2000 concerning the right of first offer granted to PGET that is subject and subordinate in all respects to the terms of the Financing Documents; and

(i) Contractual rights of PECO under the PECO Interconnection Construction Agreement.

PERSON means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

PG&E means PG&E Corporation, a California Corporation.

PGET has the meaning assigned to such term in Section 2.3 of the Master
Agreement.

PGET GUARANTEE means the guarantee provided by the PG&E in favor of the Project Company guaranteeing the obligations of PGET under the Tolling Agreement.

PJM CONTROL AREA has the meaning given to it in the PJM Tariff.

PJM INTERCONNECTION SERVICE AGREEMENT has the meaning assigned to such term in
Section 2.6 of the Master Agreement.

PJM MARKET CONSULTANT means PHB Hagler Bailly, retained by the Lenders to render advice on PJM market demand, supply and price fundamentals.

PJM MARKET CONSULTANT'S REPORT means the report from the PJM Market Consultant addressing the PJM Power Market and providing a projection of market prices for energy and capacity.

PJM OPERATING AGREEMENT means the operating agreement governing access to the Transmission System in the PJM Control Area.

PJM POWER MARKET means the power market serviced by PJM Interconnection L.L.C. (the TRANSMISSION PROVIDER) in the states of Pennsylvania, New Jersey, Delaware, Maryland, Virginia and the District of Columbia.

PJM TARIFF has the meaning assigned to such term in Section 2.6 of the Master Agreement.

PLAN means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or the minimum funding requirements of Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an EMPLOYER as defined in Section 3(5) of ERISA.

PLANS AND SPECIFICATIONS means the Project Technical Requirements for the Project attached as Schedules A-V to the EPC Contract, as they may be amended or modified by Change Orders permitted hereunder.

PLANT COMPLETION means after actual plant acceptance by the Obligors when the Contractor has completed all of the work under the EPC Contract including Punch List Items.

PLEDGE AGREEMENT means the Pledge Agreement dated as of July 31, 2000 among the Members and the Collateral Agent.

PLEDGED MEMBERSHIP INTERESTS means all shares, partnership or membership interests, or other equity interests pledged to the Lenders as Collateral.

PRECEDENT AGREEMENT has the meaning assigned to such term in Section 2.7 of the Master Agreement.

PRODUCER BUILT FACILITIES has the meaning assigned to such term in the PECO Interconnection Construction Agreement.

PROJECT means the completed buildings and installed equipment, related Project Site improvements and related electrical and gas interconnection facilities located at the Project Site which shall constitute the Liberty Electric Power Project in the Borough of Eddystone, Delaware County, PA.

PROJECT COMPANY has the meaning assigned to such term in the preamble to the Master Agreement.

PROJECT COMPANY SECURITY AGREEMENT means the Security Agreement dated as of July 31, 2000 between the Project Company and the Collateral Agent.

PROJECT COSTS means all costs and expenses incurred or to be incurred by the Obligors to finance and complete the Project, the Interconnection Upgrades and the Gas Interconnection Facilities in the manner contemplated by the Major Project Documents and the Construction Budget (without duplication), including, without limitation, all costs and expenses incurred prior to the Conversion Date in connection with the Development of the Project, including, without limitation, all Debt Service, Operation and Maintenance Expenses, and other expenses incurred (to the extent provided in the Construction Budget) prior to the Conversion Date.

PROJECT DOCUMENT CLAIM means any payment by any Project Party (other than the Borrower) under any Major Project Document in respect of liquidated damages, warranty payments, indemnity payments or similar amounts including, without limitation, Buy-Down Amounts and payments by PGET pursuant to Section 14.2 of the Tolling Agreement other than: (a) Delay Liquidated Damages and (b) other payments received for the interruption of operations including amounts received under the O&M Agreement.

PROJECT REVENUES means, for any period, all cash revenues received by the Borrower during such period from: (a) the sale of electricity and ancillary services from the Project, (b) all investment earnings on Permitted Investments held in the Accounts credited during such period, (c) refunds of deposits received by the Borrower during such period and (d) all other income, proceeds or receipts, howsoever earned or received by the Borrower during such period, including, but not limited to (i) any proceeds received with respect to business interruption and delay in start-up insurance, (ii) the amount of any liquidated damages received during such period and (iii) receipts under Hedging Agreements. Project Revenues shall exclude, to the extent otherwise included, proceeds of insurance (other than business interruption and delay in start-up insurance), condemnation award or other compensation in respect of any Event of Loss affecting any property of the Borrower.

PROJECT SITE means the site in the Borough of Eddystone, PA on which the Project will be built, as more specifically described in Schedule C to Section VII of the EPC Contract.

PROPERTY means any right or interest in or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

PRO RATA SHARE: (a) For any Lender and with respect to any Loan or Commitment under a Facility, (i) if measured on or prior to the Conversion Date with respect to the Tranche A Facility or the Tranche B Facility or at any time with respect to each other Facility, the percentage equal to the aggregate amount of such Lender's Commitment with respect to such Facility over the aggregate amount of all Commitments to such Facility, and (ii) if measured after the Conversion Date, with respect to the Tranche A Facility or the Tranche B Facility, the percentage equal to the aggregate outstanding principal amount of such Lender's Loans with respect to such Facility over the aggregate outstanding principal amount of all Loans with respect to such Facility; and (b) for Loans or Commitments under a Facility with respect to all Loans and/or Commitments under all Facilities, (i) if measured on or prior to the Conversion Date, the percentage equal to the aggregate amount of Commitments (whether or not used) under such Facility over the aggregate amount of all Commitments (whether or not used), under all Facilities, (ii) if measured after the Conversion Date with respect to a Tranche A Facility Pro Rata Share or a Tranche B Facility Pro Rata Share, the percentage equal to the aggregate outstanding principal amount of Loans under such Facility over the sum of the aggregate outstanding principal amount of all Loans under each of the Tranche A Facility and the Tranche B Facility and the aggregate amount of Commitments under each of the Debt Service Reserve Facility and the Working Capital Facility, and (iii) if measured after the Conversion Date with respect to a Debt Service Reserve Facility Pro Rata Share or a Working Capital Facility Pro Rata Share, the percentage equal to the aggregate outstanding amount of Commitments under such Facility over the sum of the aggregate outstanding principal amount of all Loans under each of the Tranche A Facility and the Tranche B Facility and the aggregate principal of Commitments under each of the Debt Service Reserve Facility and the Working Capital Facility;

PRUDENT UTILITY PRACTICES means those practices, methods, equipment, specifications and standards of safety and performance, as the same may change from time to time, commonly used in the power industry in the United States of a type and size similar to the Project and recognized as good, safe and prudent engineering practices in connection with the operation, maintenance, repair and use of electrical and other equipment, facilities and improvements of such facilities, with commensurate standards of safety, performance, dependability, efficiency and economy. "Prudent Utility Practices" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties, geographical location, and engineering and operating considerations.

PUHCA means the Public Utility Holding Company Act of 1935, as amended.

PUNCH LIST ITEMS has the meaning assigned to such term in the EPC Contract.

PSW has the meaning assigned to such term in Section 2.8 of the Master
Agreement.

RATING means, with respect to any entity, the ratings assigned to such entity by each of the Rating Agencies.

RATING AGENCIES means Moody's and/or S&P, as applicable, and any successor thereto.

REGISTER has the meaning assigned to such term in Section 12.4(f) of the Master Agreement.

RELATED PARTIES means (i) with respect to an Obligor, each Member, the Project Company and each Affiliate of an Obligor, the Project Company or a Member and
(ii) with respect to any other specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

RELEASE means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

REPAYMENT DATE means a REPAYMENT DATE under either Loan Agreement.

REQUESTED DRAWDOWN DATE means (i) with respect to the Equity Bridge Loan Facility and the Working Capital Facility, the date requested by the Borrower for the making of such Loan and (ii) with respect to the Tranche A Facility and the Tranche B Facility each of the dates set forth in Schedule II to the Note Purchase Agreement and Schedule III to the Credit Agreement, as applicable.

REQUIRED DEBT SERVICE RESERVE AMOUNT has the meaning assigned to such term in the Disbursement Agreement.

REQUIRED LENDERS means Lenders holding at any given time at least 66 2/3% of (i) prior to the Conversion Date, the Commitments (not reduced for drawings under any Facility), and (ii) after the Conversion Date, the aggregate of (a) all outstanding Loans under the Tranche A Facility and the Tranche B Facility, (b) the Debt Service Reserve Commitments (not reduced for outstanding Debt Service Reserve Loans) and (c) the Working Capital Commitments (not reduced for outstanding Working Capital Loans) and when used with respect to REQUIRED LENDERS under a Loan Agreement, means Lenders holding at any given time at least 66 2/3% of such Commitments and/or Loans, as applicable, under such Loan Agreement.

REQUIRED MAJOR MAINTENANCE AMOUNT has the meaning given to it in the Disbursement Agreement.

RESTORATION WORK has the meaning given to such term in Section 7.9(j) of the Master Agreement.

RESTRICTED PAYMENT means distributions of the Obligors (in cash, property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any portion of any equity interest in such Obligors or of any subordinated debt or of any warrants, options or other rights to acquire any such equity interest (or to make any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to fair market or equity value of such Obligors.

REVENUE ACCOUNT has the meaning assigned to such term in the Disbursement Agreement.

S&P means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereof.

SCHEDULED CONVERSION DATE means April 1, 2002.

SECURED OBLIGATIONS has the meaning assigned to such term in the Intercreditor Agreement.

SECURED PARTIES has the meaning assigned to such term in the Intercreditor Agreement.

SECURITIES ACT means the United States Securities Act of 1933, as amended.

SECURITY DOCUMENTS means, collectively, the Borrower Security and Pledge Agreement, the Project Company Security Agreement, the Mortgage, the Pledge Agreement, the Disbursement Agreement, the Intercreditor Agreement and all Uniform Commercial Code financing statements required by the Project Company Security Agreement, the Borrower Security and Pledge Agreement or the Mortgage to be filed with respect to the security interests in personal property and fixtures created pursuant to the Project Company Security Agreement, the Borrower Security and Pledge Agreement or the Mortgage and all other agreements pursuant to which a Lien is granted in favor of the Collateral Agent as security for the payment of Secured Obligations to the Lenders.

SPECIAL WARRANTY DEED means the deed dated August 20, 1998 between the Project Company and Sidney and Belle Baer in relation to the purchase by the Project Company of the Project Site.

SUBSIDIARY means, with respect to any Person (the PARENT) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

TAXES means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

TETCO has the meaning assigned to such term in Section 2.7 of the Master Agreement.

TITLE COMPANY means Lawyers Title Insurance Company.

TITLE POLICY means the policy of title insurance issued on or about the Closing Date by the Title Company to the Administrative Agent insuring the Liens or estate created by the Mortgage.

TOLLING AGREEMENT has the meaning assigned to such term in Section 2.3 of the Master Agreement.

TOLLING AGREEMENT EXPIRATION DATE means September 30, 2016.

TOLLING PERIOD means any time when the Tolling Agreement, or an Alternative Power Agreement, as applicable, is in full force and effect (or in the case of Alternative Power Agreements, are each in full force and effect); PROVIDED that the initial Tolling Period shall not commence until the earlier of the Commencement Date and the Early Commencement Date.

TOTAL LOSS means (1) the complete destruction of the Project following a fire, natural disaster, or other similar occurrence, (2) damage to the Project beyond repair, or other occurrence, which in any case renders the Project as a whole permanently unfit for normal use for any reason whatsoever, (3) any damage to the Project which results in an insurance settlement on the basis of "actual" or "constructive total loss" or (4) the occurrence of an Event of Loss that could reasonably be expected to reduce the Project's installed capacity or net capacity below 50% of the Performance Guarantee Levels or if the estimated costs to restore the loss or damage resulting therefrom exceeds $50,000,000.

TRANCHE A FACILITY means the $105,000,000 floating rate loan facility provided by the Bank Lenders under the Master Agreement and the Credit Agreement.

TRANCHE A LOAN COMMITMENT has the meaning assigned to such term in the Credit Agreement.

TRANCHE A LOANS has the meaning assigned to such term in Section 3.1(a) of the Master Agreement.

TRANCHE B ESCROW ACCOUNT has the meaning assigned to such term in the Note Purchase Agreement.

TRANCHE B FACILITY means the $165,000,000 fixed rate loan facility provided by the Institutional Lenders under the Master Agreement and the Note Purchase Agreement.

TRANCHE B FINAL MATURITY DATE has the meaning assigned to such term in the Note Purchase Agreement.

TRANCHE B LOAN COMMITMENT has the meaning assigned to such term in the Note Purchase Agreement.

TRANCHE B LOANS has the meaning assigned to such term in Section 3.1(b) of the Master Agreement.

TRANSACTION DOCUMENTS means the Financing Documents and the Major Project Documents.

TRANSMISSION PROVIDER has the meaning assigned to such term in Section 2.6 of the Master Agreement.

TRANSMISSION SYSTEM has the meaning given to it in the PJM Tariff.

USE means, with respect to any Hazardous Material and with respect to any Person, the generation, manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Material or transportation to or from the Property of such Person of such Hazardous Material.

WATER SUPPLY AGREEMENT has the meaning assigned to such term in Section 2.8 of the Master Agreement.

WORK has the meaning assigned to such term in the EPC Contract.

WORKING CAPITAL AVAILABILITY PERIOD has the meaning assigned to such term in the Credit Agreement.

WORKING CAPITAL EXPOSURE has the meaning assigned to such term in the Credit Agreement.

WORKING CAPITAL FACILITY means the $5,000,000 working capital facility provided by the Bank Lenders under the Master Agreement and the Credit Agreement.

WORKING CAPITAL LETTERS OF CREDIT has the meaning given to it in the Credit Agreement.

WORKING CAPITAL LOANS has the meaning assigned to such term in Section 3.1(e) of the Master Agreement.

WORKING CAPITAL COMMITMENT has the meaning assigned to such term in the Credit Agreement.

                                   APPENDIX B

                                    INSURANCE

1. The Project Company shall, at its own cost, maintain or cause to be maintained on its behalf in effect at all times the types of insurance required by this Appendix B and any other insurance required under Section 7.9(e) of the Master Agreement, in form acceptable to the Administrative Agent and the Insurance Consultant with insurance companies rated "A-" or better, with a minimum size rating of "VIII," by Best's Insurance Guide and Key Ratings, (or an equivalent rating by another nationally recognized insurance rating agency of similar standing if Best's Insurance Guide and Key Ratings shall no longer be published) or other insurance companies of recognized responsibility satisfactory to the Administrative Agent. The following insurance coverages shall be maintained until the Commitments have expired or terminated and all Secured Obligations payable to the Lenders shall have been paid in full and all Letters of Credit have been terminated:

     (a) Comprehensive or commercial general liability insurance on an "occurrence" policy form or AEGIS, or equivalent, claims-first-made form, including coverage for premises/operations, explosion, collapse and underground hazards, products/completed operations, broad form property damage, blanket contractual liability for both oral and written contracts, independent contractor's and personal injury for Project Company and for operators and contractors, with primary coverage limits of no less than $1,000,000 for injuries or deaths or damage to property resulting from any one occurrence and a $1,000,000 aggregate limit.

     The comprehensive or commercial general liability policy shall also include a severability of interest clause and a cross liability clause in the event more than one entity is "named insured" under the liability policy. Deductibles up to $250,000 are permitted; however, the Administrative Agent and the Project Company will have the right to review this from time to time based upon the operating results of the Project Company.

     (b) Automobile liability insurance, including coverage for owned (to the extent exposure exists), non-owned and hired automobiles for both bodily injury and property damage and containing appropriate no-fault insurance provisions or other endorsements in accordance with state legal requirements, with limits of no less than $1,000,000 per accident combined single limit with respect to bodily injury, property damage or death.

     (c) (i) Workers compensation insurance with statutory limits; (ii) Employer's liability, with limits not less than $500,000 per accident/illness; (iii) Disability benefits insurance and such other forms of insurance which the Project Company is required by law to provide for the Project, covering loss resulting from injury, sickness, disability or death of the employees of the Project Company.

     (d) Umbrella/Excess Liability Insurance of not less than $25,000,000 per occurrence and in the aggregate. Such coverages shall be on a per occurrence policy form or the AEGIS, or equivalent, claims-first-made form and over and above coverage provided by the policies described in paragraphs (a), (b) and (c)(ii) above whose limits shall apply toward a total of $25,000,000 limits. The umbrella and/or excess policies shall not contain endorsements which restrict coverages as set forth in paragraphs
     (a), (b) and (c) above, and which are provided in the underlying policies. If the policy or policies provided under this paragraph (d) contain(s) aggregate limits applying to other operations of the Project Company or the Contractor other than the Project, and such limits are diminished below $25,000,000 by any incident, occurrence, claim, settlement or judgment against such insurance which has caused the carrier to establish a reserve, the Project Company shall take immediate steps to restore such aggregate limits or shall provide other equivalent insurance protection for such aggregate limits.

     (e) Marine liability, to the extent exposure exists, including watercraft liability, protection and indemnity, wharfinger's liability and charterer's liability, in an amount not less than $10,000,000. Such coverage can be accomplished under policies provided pursuant to general liability policies, protection and indemnity policies or separate marine and watercraft liability policies.

     (f) Marine Cargo, to the extent exposure exists, in an amount equal to the replacement cost of the cargo in transit. Such insurance shall apply to any one shipment in excess of $500,000 and with a lead time exceeding five (5) months and shall be subject to a deductible of no greater than $100,000. The ocean cargo policy shall attach coverage prior to equipment departing the premises of the manufacturer and shall continue in force until the shipment arrives at the Project site including 60 days storage, or is insured under the builders risk policy. Delay in opening (advanced loss of profits) shall be insured on the traditional actual loss sustained basis in an amount not less than 18 months debt service, continuing expenses and profits, subject to a deductible (waiting period) not exceeding 30 days. The ocean cargo policy shall not be subject to cancellation with the exception of wars and strikes preventing passage to the United States and nonpayment of premium.

     (g) Aircraft liability, to the extent exposure exists, in an amount not less than $10,000,000 for all owned, non-owned and hired aircraft, fixed wing or rotary, used in connection with the operation of the Project.

     (h) From the point of groundbreaking for the Project and through to the Conversion Date, or until such time as cover is provided under the operational insurance as set forth below, builder's risk insurance on an "all risk basis" on a replacement value form (including earthquake (subject to the next paragraph), flood, collapse, sinkhole and subsidence) and additional construction financing interest on an "agreed amount" basis and providing (i) coverage for the Project, including removal of debris, insuring the buildings, structures, machinery, equipment, facilities, fixtures and other properties constituting a part of the Project in a minimum aggregate amount not less than full replacement value of the Project, subject to an annual aggregate limit of $25,000,000 for flood coverage and for earthquake coverage, (ii) off-site coverage with a per occurrence limit of $2,500,000 or such higher amount as is sufficient to cover off-site equipment for which there have been progress payments, (iii) transit coverage (including ocean cargo where ocean transit will be required) with a per occurrence limit sufficient to cover the full insurable value of any item in transit, (iv) coverage for operational testing and startup with the same dollar coverage and modifications as set out in (h)(i) above, (v) business interruption insurance (of a "delay" or "delay in start-up" nature) in a minimum aggregate amount no less than the sum of eighteen (18) months annual debt service and continuing expenses on an "all risk" basis, as set forth in (h)(i) through (h)(iv) above. All such policies may have deductibles of not greater than $50,000 per loss; earthquake and flood coverage shall have a deductible of not greater than $500,000; and business interruption/delay in start-up coverage shall have a deductible not greater than a 45-day period; operational testing shall have a deductible of not greater than $250,000; and transit coverage shall have a deductible of not greater than $50,000.

     Earthquake coverage shall include coverage for movement, earthquakes, shocks, tremors, landslides, subsidence, volcanic activity, sinkhole coverage, or any other earth movement, all whether direct or indirect, approximate or remote or in whole or in part caused by, contributed to or aggravated by any physical damage insured against by such policy regardless of any other cause or event that contributes, concurrently or in sequence, to the loss.

     Flood coverage shall include, but not be limited to, coverage for waves, tide or tidal water, of lakes, ponds, reservoirs, rivers, harbors, streams, or other bodies of water, whether or not driven by wind.

     (i) Property Damage Insurance, from and after the Conversion Date, "all risk" operational property insurance coverage in the amount of full replacement value of the Project including a full replacement cost endorsement (no co-insurance) with no deduction for depreciation, providing, without limitation, (i) coverages against loss or damage by fire, lightning, windstorm, hail, explosion, riot, civil commotion, aircraft, vehicles, smoke, other risks from time to time included under "all risk" or "extended coverage" policies, earthquake, flood (PROVIDED, however, that earthquake and flood coverage may be subject to an annual aggregate limit), collapse, sinkhole, subsidence and such other perils as Administrative Agent, after consultation with the Insurance Consultant and the Project Company, may from time to time require to be insured, with a sublimit of not less than $1,000,000 for on-site clean-up required as a result of the occurrence of an insured risk (such cover may be provided under a pollution liability policy), (ii) off - site coverage with a per occurrence limit of $5,000,000 or such higher amount as is sufficient to cover off site equipment, (iii) transit coverage (including ocean cargo where ocean transit will be required) with a per occurrence limit of not less than $2,000,000 or such higher amount as is sufficient to cover replacement cost of property in transit, and (iv) boiler and machinery coverage on a "comprehensive" basis including breakdown and repair with limits not less than full replacement cost of the insured objects. The policy/policies shall include increased cost of construction coverage and debris removal subject to a sublimit of $5,000,000.

     In the event that the all risk property and machinery breakdown insurance are not written in the same policy, each policy will contain a joint loss agreement provision.

     All such policies may have deductibles of not greater than $500,000 per loss, with the exception of the combustion turbines, which may have a deductible of not greater than $1,000,000. Earthquake and flood shall have deductibles of not greater than $500,000 except flood deductible for locations in 100 year flood zones shall be subject to a deductible of 2% of loss with a minimum of $2,500,000 permitted.

     (j) Business Interruption Insurance. The Obligors shall also maintain or cause to be maintained with respect to the Project business interruption insurance on an "all risk" basis as set forth in (i) above, in an amount equal to satisfy policy coinsurance conditions, but not less than the sum of 18 months debt service and continuing expenses. The Obligors shall also maintain or cause to be maintained, expediting or extra expense coverage in an amount not less than $2,000,000. The Obligors shall also maintain or cause to be maintained with respect to the Project contingent business interruption insurance on a blanket basis in an amount not less than six months debt service and continuing expenses and profits if not included in the business interruption.

     (k) Such other or additional insurance as may be required pursuant to
     Section 7.9(e) of the Master Agreement.

2. All insurance coverage protecting physical assets of the Project shall be on a replacement cost basis with no coinsurance penalties and in such form (including the form of the loss payable clauses) as shall be acceptable to the Administrative Agent after consultation with the Majority Lenders (which acceptance shall not be unreasonably withheld). The Project Company shall make available all polices received pursuant to the requirements of this Appendix B to the Administrative Agent for the review and approval of the Majority Lenders upon written request of the Administrative Agent.

3. All policies covering real or personal property or business interruption shall name the Collateral Agent as First Loss Payee in accordance with Lender's Loss Payable Endorsement 438 BFU or equivalent. Upon payment and satisfaction of all of the Obligors' obligations under, and termination of, the Financing Documents, the Administrative Agent will instruct the insurers to name the Project Company, or such successor credit provider or other Person as the Project Company shall specify, as loss payee. All policies covering real or personal property or business interruption shall insure the interests of the Collateral Agent and the Lenders regardless of any breach or violation by the Project Company or any other Person of warranties, declarations or conditions contained in such policies, or any action or inaction of the Obligors or others. Each policy shall expressly provide that all provisions thereof, except the limits of liability (which shall be applicable to all insureds as a group) and liability for premiums (which shall be solely a liability of the Obligors) shall operate in the same manner as if there were a separate policy covering each such insured. Each policy shall provide a waiver of subrogation against the Administrative Agent, the Collateral Agent any of the Lenders or the Obligors and shall waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Obligors or the Lenders. Each such policy shall provide that if any premium or installment is not paid when due, or if such insurance is to be cancelled, terminated or materially changed wherein coverage would be in conflict with the insurance provisions set forth herein, the insurers (or their representatives) will promptly notify the Project Company, the Administrative Agent and all named insureds, and any such cancellation, termination or change shall not be effective until 60 days (except 10 days for non payment of premium) after receipt of such notice by the Administrative Agent.

4. In the event that the Project Company fails to respond in a timely and appropriate manner (as reasonably determined by the Administrative Agent) to take any steps necessary or reasonably requested by the Administrative Agent to collect from any insurers for any loss covered by any insurance required to be maintained by this Appendix B, the Collateral Agent shall have the right to make all proofs of loss, adjust all claims and/or receive all or any part of the proceeds of the foregoing insurance policies, either in its own name or the name of the Project Company; PROVIDED, however, that the Project Company shall, upon the Administrative Agent's request and at the Project Company's own cost and expense, make all proofs of loss and take all other steps necessary or reasonably requested by the Administrative Agent to collect from insurers for any loss covered by any insurance required to be obtained by this Appendix B.

5. On or before the date of Closing Date and thereafter on each anniversary of the policy renewals, the Project Company shall furnish to the Administrative Agent, a certificate of insurance showing the insurance then maintained by or on behalf of the Project Company pursuant to this Appendix B and stating that such insurance complies in all material aspects with the terms hereof, together with evidence of payment of the premiums thereon. In the event that at any time the insurance as herein provided shall be reduced or cease to be maintained, then (without limiting the rights of the Administrative Agent or any Secured Party hereunder in respect of the Event of Default which arises as a result of such failure) the Administrative Agent may at its option maintain the insurance required hereby and, in such event, the Project Company shall reimburse the Administrative Agent upon demand for the cost thereof together with interest thereon at a rate per annum equal to the Default Rate, but in no event shall the rate of interest exceed the maximum rate permitted by law.

6. In the event any insurance (including the limits or deductibles thereof) hereby required to be maintained, other than insurance required by law to be maintained shall not be available on commercially reasonable terms in the commercial insurance market, the Administrative Agent, after consultation with the Insurance Consultant, shall not unreasonably withhold its agreement to waive such requirement to the extent the maintenance thereof is not so available; PROVIDED, however, that the Project Company shall first request any such waiver in writing, explaining in detail the basis for such conclusions. At any time after the granting of any such waiver, the Administrative Agent may request, and the Project Company shall furnish to the Administrative Agent within 15 days after such request, supplemental reports reasonably acceptable to the Administrative Agent. Any such waiver shall be effective only so long as such insurance shall not be available on commercially reasonable terms in the commercial insurance market; however, the waiver shall not extend beyond the next anniversary of the insurance coverage without the Administrative Agent's approval.

7. In the event that any policy is written on a "claims-made" basis and such policy is not renewed or the retroactive date of such policy is to be changed, the Project Company shall obtain for each such policy or policies the broadest basic and supplemental extended reporting period coverage or "tail" reasonably available in the commercial insurance market for each such policy or policies and shall provide the Administrative Agent with proof that such basic and supplemental extended reporting period coverage or "tail" has been obtained.

8. The Contractor and its subcontractors shall, prior to the Closing Date, supply proper evidence of insurance as set forth in paragraphs 1(a), 1(b), and 1(c). above. Such insurance, with the exception of workers compensation, supplied by these parties shall:

(i) add Project Company, the Collateral Agent and the Lenders, as additional insureds;

(ii) be primary as respects insurance provided by Project Company and the Collateral Agent;

(iii) waive rights of subrogation against the Project Company and the Collateral Agent;

(iv) continue in force until obligations of the Contractor and its subcontractor are fulfilled.

Contractor and its subcontractors shall be responsible for tools and equipment brought onto the Project Site unless such tools and equipment are financed by the Project Company; all such financed tools and equipment shall be covered under the builders risk policy. The requirements of this Section 8 may be satisfied by implementation of an Owner Controlled Insurance Program (OCIP) with limits, terms and conditions are required in this Section 8.

9. If there is any inconsistency between this Appendix B and Section 7.9 of the Master Agreement, the provisions of this Appendix B shall prevail.

                                   APPENDIX C

                             MAJOR PROJECT DOCUMENTS



--------------------------------------- ----------------------------------------- ----------------------
               DOCUMENT                                 PARTIES                           DATE
--------------------------------------- ----------------------------------------- ----------------------
EPC Contract                            The Project Company and the Contractor    January 1, 2000
--------------------------------------- ----------------------------------------- ----------------------
Fluor Guarantee                         The Project Company and Fluor             January 1, 2000
                                        Corporation
--------------------------------------- ----------------------------------------- ----------------------
Duke Guarantee                          The Project Company and Duke Capital      January 1, 2000
                                        Corporation
--------------------------------------- ----------------------------------------- ----------------------
Tolling Agreement                       PGET and the Project Company              April 14, 2000
--------------------------------------- ----------------------------------------- ----------------------
PGET Guarantee                          PG&E and the Project Company              April 24, 2000
--------------------------------------- ----------------------------------------- ----------------------
O&M Agreement                           Project Company and the Operator          May 25, 2000
--------------------------------------- ----------------------------------------- ----------------------
PECO Interconnection Agreement          The Project Company and PECO Energy       July 19, 2000
                                        Corp.
--------------------------------------- ----------------------------------------- ----------------------
PECO Interconnection Construction       The Project Company and PECO Energy       July 31, 2000
Agreement                               Corp.
--------------------------------------- ----------------------------------------- ----------------------
Conectiv Interconnection Construction   The Project Company and Conectiv          Post Closing
Agreement
--------------------------------------- ----------------------------------------- ----------------------
Water Supply Agreement                  The Borrower and the Philadelphia         July 6, 2000
                                        Suburban Water Company
--------------------------------------- ----------------------------------------- ----------------------
Precedent Agreement                     PGET, the Project Company and TETCO       May 16, 2000
--------------------------------------- ----------------------------------------- ----------------------
Gas Transportation Agreements (4)       Each between PGET, TETCO and the          Each dated May 16,
                                        Project Company                           2000
--------------------------------------- ----------------------------------------- ----------------------
Management Services Agreement           The Project Company and the Borrower      July 12, 2000
--------------------------------------- ----------------------------------------- ----------------------
Merrill Creek Assignment                The Project Company and Delmarva Power    June 20, 2000
                                        & Light Company
--------------------------------------- ----------------------------------------- ----------------------
PJM Interconnection Service Agreement   The Project Company and                   Post Closing
                                        PJM Interconnection, L.L.C.
--------------------------------------- ----------------------------------------- ----------------------

                                  SCHEDULE 6.3

                                 CAPITALIZATION

                             BORROWER CAPITALIZATION

----------------------------- ----------------------------------- --------- ------------------ --------------
       NAME OF MEMBER                      ADDRESS                 UNITS       MEMBERSHIP       CERTIFICATE
                                                                                INTEREST          NUMBER
----------------------------- ----------------------------------- --------- ------------------ --------------
 COLUMBIA ELECTRIC LIBERTY     222 DELAWARE AVENUE, SUITE 1442,      49            49%               1
     MEMBER CORPORATION        WILMINGTON, DE 19801
----------------------------- ----------------------------------- --------- ------------------ --------------
COLUMBIA ELECTRIC MEMBER II    222 DELAWARE AVENUE, SUITE 1442,      49            49%               2
        CORPORATION            WILMINGTON, DE 19801
----------------------------- ----------------------------------- --------- ------------------ --------------
 COLUMBIA ELECTRIC LIBERTY     222 DELAWARE AVENUE, SUITE 1442,      1             1%                3
        CORPORATION            WILMINGTON, DE 19801
----------------------------- ----------------------------------- --------- ------------------ --------------
 COLUMBIA ELECTRIC LIBERTY     222 DELAWARE AVENUE, SUITE 1442,      1             1%                4
       II CORPORATION          WILMINGTON, DE 19801
----------------------------- ----------------------------------- --------- ------------------ --------------


                         PROJECT COMPANY CAPITALIZATION

------------------------------- ----------------------------------- --------- ---------------- ----------------
        NAME OF MEMBER                       ADDRESS                 UNITS      MEMBERSHIP       CERTIFICATE
                                                                                 INTEREST          NUMBER
------------------------------- ----------------------------------- --------- ---------------- ----------------
  LIBERTY ELECTRIC, PA, LLC      222 DELAWARE AVENUE, SUITE 1452,     100          100%               1
                                 WILMINGTON, DE 19801
------------------------------- ----------------------------------- --------- ---------------- ----------------

                                  SCHEDULE 6.5


(A)  MATERIAL GOVERNMENTAL APPROVALS OBTAINED ON OR PRIOR TO THE CLOSING DATE:



1. Federal Energy Regulatory Commission ("FERC"), Determination of Exempt Wholesale Generator Status, Letter Approval (12/28/99), supplemented by letter dated July 19, 2000 from LeBoeuf, Lamb, Greene & MacRae, L.L.P. respecting certain changes of indirect ownership of Liberty Electric Power, LLC which do not affect Exempt Wholesale Generator Status;

2. U.S. Department of Energy, Office of Fossil Energy, Fuel Use Act; Notice of Self-Certification, Docket FEC&E99-28, 65 Fed. Reg. 1620 (1/11/00);

3. Federal Aviation Administration ("FAA"), Determination of No Hazard to Air Navigation;

4.   U.S. Army Corps of Engineers, finding of non-applicability;

5. Pennsylvania Department of Transportation ("PennDOT"), Bureau of Aviation (finding that the proposed power plant stacks are not an obstruction);

6.   PennDOT, Highway Occupancy Permit;

7.   PennDOT, Traffic Signal Modification;

8. Pennsylvania Department of Environmental Protection ("PADEP") NPDES Permit for Storm Water Discharges Associated with Construction Activities, issued by Delaware County Conservation District ("DCCD");

9. PADEP NPDES General Permit for Storm Water Discharges (for construction/repair of existing 24" pipe for stormwater discharge)(issued by DCCD);

10.  DCCD, Soil Erosion and Sediment Control Approval;

11.  PADEP Air Quality Plan Approval;

12.  PADEP Act 2 Approval;

13.  Pennsylvania Historical and Museum Commission, Section 106 Approval;

14.  DELCORA Permit for Industrial Waste Water Discharges;

15. Delaware River Basin Commission ("DRBC") Approval of Independent Power Plant Consumptive Use (pursuant to Section 3.8 of DRBC Regulations);

16. Eddystone Borough, Preliminary and Final Land Development Approval for Power Plant (Resolution 18, 2/14/00);

17.  PADEP Sewage Planning Module Exemption;

18.  PADEP Coastal Zone Management Approval;

19. U.S. Department of the Interior, Fish and Wildlife Service, Endangered Species Act Approval;

20. Pennsylvania Department of Conservation and Natural Resources, Approval Pursuant to the Pennsylvania Natural Diversity Inventory Information System;

21. Pennsylvania Game Commission, Approval Relating to Impacts on State Endangered or Threatened Species of Birds or Mammals and State Game Lands; and

22. Pennsylvania Fish and Boat Commission, Approval Regarding Rare, Candidate, Threatened, and Endangered Species.


(B) MATERIAL GOVERNMENTAL APPROVALS WHICH ARE NOT REQUIRED AS AT THE CLOSING DATE, BUT WHICH ARE EXPECTED TO BE OBTAINED IN THE FUTURE:

1.   PADEP Title V Operating Permit;

2.   PADEP Title IV Acid Rain Permit;

3.   PADEP, General NPDES Permit for Storm Water Discharges (for operation);

4.   PADEP, Registration/Approvals relating to Storage Tanks;

5.   Pennsylvania Department of Labor and Industry, Building Permits;

6.   Eddystone Borough, Building Permits;

7. Eddystone Borough (Fire Department) Approval for Manufacturing, Handling, Storing, Explosives, Hazardous Chemicals and Materials;

8.   Eddystone Borough, Certificate of Occupancy; and

9. Authorization to sell electric energy at market-based rates and grant of waivers of or blanket authorizations under certain regulations implementing the Federal Power Act.

                                    EXHIBIT A

                        FORM OF ASSIGNMENT AND ACCEPTANCE


1. Reference is made herein to the Master Agreement, dated as of July 31, 2000, between Liberty Electric PA LLC, Liberty Electric Power, LLC, the Lenders named thereto and the Chase Manhattan Bank, as Administrative Agent (the MASTER AGREEMENT). Capitalized terms used herein but not defined herein shall have the respective meanings assigned thereto in the Master Agreement, whether specifically set forth therein or by reference to another document.

2. The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the ASSIGNED INTEREST) in the Assignor's rights and obligations under the Master Agreement and the [Credit Agreement]/[Note Purchase Agreement]1, including the interests set forth on the reverse hereof in the Commitments or Loans of the Assignor on the Assignment Date [and the participations in Letters of Credit and LC Disbursements held by the Assignor on the Assignment Date]2, together with unpaid interest accrued on the assigned Commitments or Loans to the Assignment Date and the amount, if any, set forth on the reverse hereof of the fees accrued to the Assignment Date for the account of the Assignor. The Assignee hereby acknowledges receipt of a copy of the Master Agreement and the other Financing Documents.

3. [The Assignee confirms that it notified the Borrower of the source to be used by such Assignee in connection with the purchase of the Assigned Interest set forth hereto (which source shall be one or more of the sources listed in Section
5.2 of the Note Purchase Agreement) and to the extent that such source is of the type referred to in Section 5.2(f) of the Note Purchase Agreement, has received confirmation from the Borrower that such assignment will not constitute a non-exempt "prohibited transaction" under Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(a) of the Code by reason of a transaction described in Section 4975(c)(1)(A) through (D) of the Code.]3

4. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Master Agreement, the Intercreditor Agreement and the [Credit Agreement]/[Note Purchase Agreement]4 and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender under the Financing Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Master Agreement, the Intercreditor Agreement the [Credit Agreement]/[Note Purchase Agreement]5 and the other Financing Documents.

5. This Assignment and Acceptance is being delivered to the Administrative Agent together with [(i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.14(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii)]6 if the Assignee is not already a Lender under the Master Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. [In addition, the Assignee shall pay the fee payable to the Administrative Agent pursuant to Section 3.03(a) of the Credit Agreement.]7


6. [The Assignee represents and warrants that it is an "accredited investor" as the term is defined in Rule 501(a) promulgated under the Securities Act of 1933 as amended.]8

___________________
1    Insert as appropriate.
2    Insert for Bank Lender Assignment
3    Insert for Institutional Lender Assignment
4    Insert as appropriate
5    Insert as appropriate
6    Insert for Bank Lender Assignment
7    Insert for Bank Lender Assignment
8    To be inserted for an Institutional Lender consent

7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment: [insert information]

Legal Name of Assignor: [insert information]

Legal Name of Assignee: [insert information]

Assignee's Address for Notices: [insert information]

Effective Date of Assignment: [insert information] (the ASSIGNMENT DATE)1:

Principal Amount Assigned: [insert information]

Commitment Assigned: [insert information]

Fees Assigned (if any): [insert information]

Percentage Assigned of Facility/Commitment: [insert information]2

The terms set forth above and on the reverse side hereof are hereby agreed to:

                                       [NAME OF ASSIGNOR], as Assignor



                                       By:_________________________
                                            Name:
                                            Title:


                                       [NAME OF ASSIGNEE], as Assignee



                                       By:_________________________
                                            Name:
                                            Title:


[The undersigned hereby consent to the within assignment:]3

LIBERTY ELECTRIC PA, LLC
By Columbia Electric Liberty Corporation,
Member Manager



By:_________________________
     Name:
     Title:


THE CHASE MANHATTAN BANK,
as Administrative Agent



By:_________________________
     Name:
     Title:


[THE CHASE MANHATTAN BANK,]
as Issuing Bank


By:_________________________
     Name:
     Title:]


[Acknowledged with respect to the third paragraph of this certificate:]4

LIBERTY ELECTRIC PA, LLC
By Columbia Electric Liberty Corporation,
Member Manager



By:_________________________
     Name:
     Title:

_______________________
1 Must be at least five Business Days after execution hereof by all required parties.

2 Set forth to at least 8 decimals, as a percentage of the Facility and the aggregate Commitments of all Lenders thereunder.

3 Consents to be included to the extent required by Section 3.03(a) of the Credit Agreement or Section 3.1 of the Note Purchase Agreement.

4    To be included for an assignment by a Institutional Lender.

                                    EXHIBIT B

                          FORM OF CONSENT AND AGREEMENT

CONSENT AND AGREEMENT (this CONSENT AND AGREEMENT) dated as of [________] [__], 200[_] between [_________], a [_________] [corporation/limited liability company/partnership] (the CONTRACTING PARTY), LIBERTY ELECTRIC POWER, LLC, a Delaware limited liability company (the PROJECT COMPANY) and THE CHASE MANHATTAN BANK, as Collateral Agent for the Secured Parties referred to herein (the COLLATERAL AGENT).

RECITALS

WHEREAS, the Project Company [is developing/is the owner of] a 568 megawatt (MW) combined cycle gas-fueled electric generating plant in the Borough of Eddystone, Delaware County, Pennsylvania, and having certain site improvements and related gas and interconnection facilities and upgrades [performed] (the PROJECT);

WHEREAS, the lenders (the LENDERS, and together with the Collateral Agent, the SECURED PARTIES) under the master agreement dated July [__], 2000 between the Project Company and Liberty Electric Power PA, LLC, a Delaware limited liability company (the BORROWER) [intend to lend/ have lent] certain monies relating to the financing of the Project. It is a requirement under such master agreement that the Contracting Party execute and deliver this Consent and Agreement for the benefit of the Lenders and the other Secured Parties.

NOW THEREFORE, the parties hereto do hereby agree as follows:

CONSENT TO ASSIGNMENT

1. The Project Company hereby gives notice to the Contracting Party of the collateral assignment (the ASSIGNMENT) of the [INSERT NAME OF ASSIGNED AGREEMENT(S)] dated [_______] between the Project Company and the Contracting Party (the ASSIGNED AGREEMENT) pursuant to the terms and provisions of a security agreement (the SECURITY AGREEMENT) between the Project Company and the Collateral Agent and the Contracting Party hereby acknowledges receipt of such notice and consents to the Assignment. The Contracting Party acknowledges and confirms that it has not received notice of any other collateral assignment by the Project Company to any other person of any of its right, title or interest under the Assigned Agreement.

REPRESENTATIONS AND WARRANTIES

2. The Contracting Party hereby represents and warrants to the Collateral Agent for the benefit of the Secured Parties that:

(a) EXISTENCE. The Contracting Party is a [corporation/limited liability company/partnership/limited liability partnership] duly [organized/formed], validly existing and in good standing under the laws of the State of [_______]. The Contracting Party is duly qualified to do business and is in good standing in all jurisdictions where necessary in light of the business it conducts and the property it owns and intends to conduct and own and in light of the transactions contemplated by this Consent and Agreement and the Assigned Agreement. No filing, recording, publishing or other act that has not been made or done is necessary or desirable in connection with the existence or good standing of the Contracting Party or the conduct of its business.

(b) CORPORATE AUTHORITY; EXECUTION AND DELIVERY; ENFORCEABILITY. The Contracting Party has all necessary [corporate/partnership] power, authority and legal right to own or hold under lease its property, to transact the business in which it is engaged or presently proposes to engage and to execute, deliver and perform its obligations hereunder and under the Assigned Agreement. The execution, delivery and performance by the Contracting Party of this Consent and Agreement and the Assigned Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate and [shareholder/member] action on its part. This Consent and Agreement and the Assigned Agreement each has been duly and validly executed and delivered by the Contracting Party and constitute the legal, valid and binding obligations of the Contracting Party enforceable against the Contracting Party in accordance with their respective terms (except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity)).

(c) NO BREACH. The execution, delivery and performance by the Contracting Party of this Consent and Agreement and the Assigned Agreement do not and will not:

    (i) require any consent or approval of the [board of directors/management committee] or any [shareholder/member] of the Contracting Party or of any other person which has not been obtained and each such consent or approval that has been obtained is in full force and effect;

    (ii) violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award having applicability to the Contracting Party or any provision of the certificate of [incorporation/formation], the [articles of incorporation, bylaws/ limited liability agreement/partnership agreement] or any resolution of the [board of directors/partners] of the Contracting Party;

    (iii) conflict with, result in a breach of or constitute a default under any provision of the certificate of [incorporation/formation], the [bylaws/limited liability agreement/partnership agreement] or any resolution of the [board of directors/partners] of the Contracting Party or any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Contracting Party is a party or by which the Contracting Party or its properties are bound or affected; or

    (iv) result in, or require the creation or imposition of, any lien upon or with respect to any of the properties of the Contracting Party now owned or hereafter acquired.

(d) GOVERNMENTAL APPROVALS. All governmental approvals required to be obtained under the applicable laws of any governmental body in connection with the due execution and delivery by the Contracting Party of this Consent and Agreement and the Assigned Agreement and the performance by the Contracting Party of its obligations hereunder and thereunder have been duly obtained or made, were validly issued, are in full force and effect, are final and not subject to appeal or renewal, are held in the name of the Contracting Party and are free from conditions or requirements, the compliance with which could reasonably be expected to have a material adverse effect on the Project or the business operations or condition (financial or otherwise), of the Contracting Party or the ability of the Contracting Party to perform its obligations hereunder or under the Assigned Agreement (a MATERIAL ADVERSE EFFECT).

(e) NO DEFAULT. The Contracting Party is not in default under any material covenant or obligation of the Assigned Agreement and no such default has occurred prior to the date hereof. To the best knowledge of the Contracting Party, the Project Company is not in default under any material covenant or obligation of the Assigned Agreement and no such default has occurred prior to the date hereof. After giving effect to the Assignment, and after giving effect to the acknowledgment of and consent to such assignment by the Contracting Party hereunder, there exists no event or condition which would constitute a default or which would, with the giving of notice or lapse of time or both, constitute a default under the Assigned Agreement. The Contracting Party and the Project Company have complied with all conditions precedent to the effectiveness of the Assigned Agreement.

(f) FINANCIAL CONDITION. The Contracting Party has delivered to the Collateral Agent on behalf of the Secured Parties copies of the financial statements of the Contracting Party listed on Schedule 1 hereto. All of said financial statements fairly present in all material respects the consolidated financial position of the Contracting Party as of the respective dates specified in such Schedule and the consolidated results of operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). Since [INSERT DATE OF MOST RECENT FINANCIAL STATEMENT], there have been no changes in the financial condition, operations, business, properties, profits or prospects of the Contracting Party which could, individually or in the aggregate, have a Material Adverse Effect.

(g) ENTIRE AGREEMENT. This Consent and Agreement and the Assigned Agreement constitute and include all agreements entered into by the Contracting Party with the Project Company relating to, and required for the consummation of, the transactions contemplated by this Consent and Agreement and the Assigned Agreement.

(h) ACCURACY OF INFORMATION. Each of the representations and warranties made by the Contracting Party in the Assigned Agreement are (i) incorporated herein by reference as fully and to the same extent as if set forth herein in their entirety, (ii) true and correct with the same force and effect as if made by the Contracting Party and (iii) made for the express benefit of the Secured Parties.

CONSENT AND AGREEMENT

3.  The Contracting Party hereby acknowledges and agrees that:

(a) EXERCISE OF RIGHTS. Upon notice to the Contracting Party and the Project Company, the Collateral Agent shall be entitled to exercise any and all rights of the Project Company under the Assigned Agreement (as such rights have been purported to be assigned pursuant to the Security Agreement) in accordance with its terms and the Contracting Party shall comply in all respects with such exercise. Without limiting the generality of the foregoing, the Collateral Agent shall have (as such rights have been purported to be assigned pursuant to the Security Agreement) the full right and power to enforce directly against the Contracting Party all obligations of the Contracting Party under the Assigned Agreement and otherwise to exercise all remedies thereunder and to make all demands and give all notices and make all requests required or permitted to be made by the Project Company under the Assigned Agreement. The Contracting Party's performance of its obligations under the Assigned Agreement after the Collateral Agent's exercise of such rights shall fulfil the Contracting Party's obligations thereunder to the Project Company.

(b) CHANGES TO ASSIGNED AGREEMENT. For so long as any loan made by any Lender to the Borrower relating to the financing of the Project (the LOAN) is outstanding, the Contracting Party will not, without the prior written consent of the Collateral Agent, take any action to:

          (i) cancel or terminate, or suspend performance under, the Assigned Agreement or exercise any of its rights set forth in the Assigned Agreement to cancel or terminate, or suspend performance under, the Assigned Agreement, unless such cancellation, termination or suspension is expressly provided for in the Assigned Agreement and, in the case of any such cancellation, termination or suspension resulting from a default by the Project Company, the Contracting Party has first delivered to the Collateral Agent written notice stating that it intends to exercise such right on a date not less than 90 days (or, in the case of a payment default, 45 days) after the date of such notice, specifying the nature of the default (and sufficient details to enable the Collateral Agent to assess the scope and amount of any liability of the Project Company resulting therefrom) giving rise to such right (and, in the case of a payment default, specifying the amount thereof) and permitting the Collateral Agent to cure such default by making or causing to be made a payment in the amount in default or by performing or causing to be performed the obligation in default, as the case may be;

          (ii) consent to or accept any cancellation, termination or suspension of the Assigned Agreement by the Project Company unless the notice of cancellation, termination or suspension delivered by the Project Company under the Assigned Agreement (such notice, a TERMINATION NOTICE) is accompanied by a notice from the Collateral Agent confirming its acceptance of such cancellation, termination or suspension, and, in the event that the Termination Notice is not accompanied by such notice, the Contracting Party shall not treat the Assigned Agreement as cancelled, terminated or suspended; PROVIDED that, in the event that the Assigned Agreement is cancelled or terminated prior to its scheduled termination date without such authorization by the Collateral Agent, the Contracting Party shall use its best efforts promptly to submit to the Collateral Agent in draft form for approval an agreement, on identical terms to the cancelled or terminated agreement, constituting a replacement of the Assigned Agreement so cancelled or terminated and, upon approval by the Collateral Agent of such draft form of agreement, use its best efforts promptly to enter into such agreement; PROVIDED, FURTHER, that the Contracting Party's obligations under the immediately preceding proviso shall not be in derogation or limitation of the Contracting Party's other obligations under this Section 3(b)(ii) or in any way limit or impair the rights or remedies of the Secured Parties under any document relating to the financing of the Project directly or indirectly arising out of the termination or cancellation of the Assigned Agreement;

         (iii) amend, supplement, modify or in any way vary or agree to any variation of any material provision of the Assigned Agreement; or

          (iv) sell, assign or otherwise dispose of (by operation of law or otherwise) any part of its interest in or obligations under the Assigned Agreement (except as expressly provided therein) or this Consent and Agreement.

In furtherance of the foregoing Section 3(b)(i), the Contracting Party agrees that upon the occurrence of a default under the Assigned Agreement that cannot by its nature be cured by the payment of money, the Contracting Party will not cancel or terminate the Assigned Agreement if, and for so long as, the Collateral Agent shall be diligently seeking to cure such default or otherwise to institute foreclosure proceedings, or otherwise to acquire the Project Company's interest in the Assigned Agreement, and the Contracting Party shall grant the Collateral Agent a reasonable period of time to cure such default upon the occurrence of such foreclosure or acquisition; PROVIDED that the Contracting Party shall not terminate the Assigned Agreement solely by reason of the bankruptcy or insolvency of the Project Company if the Collateral Agent or its designee succeeds, is attempting to so succeed, or is prohibited from so succeeding, to the Project Company's interest under the Assigned Agreement, whether by foreclosure or otherwise.

(c) ASSUMPTION.

    (i) If the Collateral Agent or its designee succeeds to the Project Company's interest under the Assigned Agreement, whether by foreclosure or otherwise, the Collateral Agent or its designee shall assume liability for all of the Project Company's obligations under the Assigned Agreement; PROVIDED that such liability shall not include any liability for claims of the Contracting Party against the Project Company arising from the Project Company's acts or omissions during the period prior to the Collateral Agent's or such designee's succession to the Project Company's interest in the Assigned Agreement. Except as stated in the immediately preceding sentence, neither the Collateral Agent nor any other Secured Party shall be liable for the performance or observance of any of the obligations or duties of the Project Company under the Assigned Agreement and the assignment of the Assigned Agreement by the Project Company to the Collateral Agent pursuant to the Security Agreement shall not give rise to any duties or obligations whatsoever on the part of the Collateral Agent or any other Secured Party.

    (ii) Upon the exercise by the Collateral Agent of any of the remedies set forth in the Security Agreement, the Collateral Agent may assign its rights and interests and the rights and interests of the Project Company under the Assigned Agreement to any purchaser or transferee of any part of the Project, and such purchaser or transferee shall assume liability for all of the Project Company's obligations under the Assigned Agreement; PROVIDED that such liability shall not include any liability for claims of the Contracting Party against the Project Company arising from the Project Company's acts or omissions during the period prior to such assignment.

(d) REJECTION IN BANKRUPTCY. In the event that (i) the Assigned Agreement is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding involving the Project Company (such proceeding, a BANKRUPTCY PROCEEDING) or (ii) the Assigned Agreement is terminated as a result of any Bankruptcy Proceeding and, if within 120 days after such rejection or termination, the Collateral Agent or its designee(s) shall request and certify in writing to the Contracting Party that it intends to perform the obligations of the Project Company as and to the extent required under the Assigned Agreement, the Contracting Party shall execute and deliver to the Collateral Agent or such designee(s) such new Assigned Agreement which shall be for the balance of the remaining term under the original Assigned Agreement before giving effect to such rejection or termination and shall contain the same conditions, agreements, terms, provisions and limitations as the original Assigned Agreement (except for any requirements which have been fulfilled by the Project Company and the Contracting Party prior to such rejection or termination). References in this Consent and Agreement to any "Assigned Agreement" shall be deemed also to refer to such new Assigned Agreement.

(e) LIMITATION OF LIABILITY. In the event that the Collateral Agent or its designee(s), or any purchaser, transferee, grantee or assignee of the interests of the Collateral Agent or its designee(s) in the Project (any such person, an ASSUMING PARTY), assumes any liability under the Assigned Agreement (as contemplated in Section 3(c) or 3(d) hereof or otherwise), liability and recourse in respect of any and all obligations of any such Assuming Party under the Assigned Agreement shall be limited solely to such Assuming Party's interest in the Project (and no officer, director, employee, shareholder or agent thereof shall have any liability with respect thereto).

(f) LIABILITY OF SECURED PARTIES. Except to the extent that a Secured Party shall become an Assuming Party hereunder, none of the Secured Parties shall be liable for the performance or observance of any of the obligations or duties of the Project Company under the Assigned Agreement and the Assignment shall not give rise to any duties or obligations (express or implied) whatsoever on the part of any of the Secured Parties owing to the Contracting Party.

(g) NOTICES. For so long as any Loan is outstanding, the Contracting Party shall deliver to the Collateral Agent at the address set forth on the signature pages hereof, or at such other address as the Collateral Agent may designate in writing from time to time to the Contracting Party, concurrently with the delivery thereof to the Project Company, a copy of each notice of default given or received by the Contracting Party pursuant to the Assigned Agreement.

(h) DISPUTE RESOLUTION. The Contracting Party agrees to notify the Collateral Agent before any exercise of dispute resolution under the Assigned Agreement and allow the Collateral Agent the right to participate.

OTHER AGREEMENTS

4. FINANCIAL STATEMENTS. For so long as the Assigned Agreement is outstanding, the Contracting Party will furnish to the Collateral Agent (with sufficient copies for each of the Lenders):

(a) as soon as available and in any event within 90 days after the end of each financial year of the Contracting Party, copies of an audited balance sheet of the Contracting Party as of the end of such fiscal year and of the related audited statements of income and cash flows of the Contracting Party for such fiscal year, all prepared in accordance with GAAP and stating in comparative form the respective audited figures as of the end of and for the previous fiscal year and accompanied by the unqualified report thereon of a firm of independent chartered accountants of recognized national standing; and

(b) as soon as available and in any event within 60 days after the end of the first three fiscal quarters of each fiscal year of the Contracting Party, copies of an unaudited balance sheet of the Contracting Party as of the end of such period and of the related unaudited statements of income and cash flows of the Contracting Party for such period and for the year to date, all prepared in accordance with GAAP and stating in comparative form the respective figures for corresponding period in the previous fiscal year and all certified by the chief financial officer, principal accounting officer or treasurer of the Contracting Party to fairly present the information contained therein.

To the extent the Contracting Party is a reporting company under the Securities and Exchange Act of 1934 (the Act) and timely files its 10Q and 10K forms in compliance with such Act, the provisions set forth above in clauses (a) and (b) shall not apply.

ARRANGEMENTS REGARDING PAYMENTS

5.  For so long as any Loan is outstanding:

(A) METHOD OF PAYMENT. The Contracting Party irrevocably agrees that all payments to be made by the Contracting Party to the Project Company under the Assigned Agreement shall be made in immediately available funds, without deduction, set-off or counterclaim, in lawful money of the United States, directly to the Chase Manhattan Bank, as Depositary Bank, at its office at 450 West 33rd Street, 15th Floor, New York, New York, 10001,
    Attention: Capital Markets Fiduciary Services - International Project Finance, or to such other person and/or at such other address as the Collateral Agent may from time to time specify in writing to the Contracting Party for application by the Collateral Agent in the manner contemplated by the Disbursement Agreement, and shall be accompanied by a notice from the Contracting Party stating that such payments are made under such Assigned Agreement.

(B) USE OF PROCEEDS; SET OFF. The Contracting Party hereby waives any right to apply payments to be made by it under the Assigned Agreement in a manner other than as provided herein and any right to set off against any such payment.

MISCELLANEOUS

6.(a) NO WAIVER. No failure on the part of the Collateral Agent or any of its agents to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(b) NOTICES. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, the Assigned Agreement and this Consent and Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy, PROVIDED that any such telex or telecopy communication is promptly followed by a copy thereof delivered by another method of notice described in this Section 6(b)) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Consent and Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice or a notice sent by overnight courier, upon receipt, in each case given or addressed as aforesaid.

(c) AMENDMENT; WAIVER. This Consent and Agreement may be amended or modified only by an instrument in writing signed by the Contracting Party, Project Company and the Collateral Agent, and any provision of this Consent and Agreement may be waived only by a duly executed writing by the party granting the waiver. Any such amendment, modification or waiver shall be effective only in the specific instance and for the specified purpose for which it was given.

(d) SUCCESSORS AND ASSIGNS. This Consent and Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the Contracting Party, the Project Company and the Collateral Agent (PROVIDED, HOWEVER, that the Contracting Party shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Collateral Agent).

(e) COUNTERPARTS. This Consent and Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Consent and Agreement by signing any such counterpart. This Consent and Agreement shall become effective at such time as the Collateral Agent shall have received counterparts hereof signed by all of the intended parties hereto.

(f) SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

(g) HEADINGS. Headings appearing herein are used solely for convenience and are not intended to affect the interpretation of any provision of this Consent and Agreement.

(h) JURISDICTION AND PROCESS. THE CONTRACTING PARTY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY LEGAL ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT OBTAINED AGAINST THE CONTRACTING PARTY, FOR BREACH HEREOF, OR AGAINST ANY OF ITS PROPERTIES, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK BY ANY SECURED PARTY OR ON BEHALF OF SUCH SECURED PARTY, AS SUCH SECURED PARTY MAY ELECT, AND THE CONTRACTING PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH LEGAL ACTION OR PROCEEDING. THE CONTRACTING PARTY HEREBY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SPECIFIED BELOW ITS NAME ON THE SIGNATURE PAGES HEREOF OR AT SUCH OTHER ADDRESS OF WHICH EACH LENDER SHALL HAVE BEEN NOTIFIED THERETO. IN ADDITION THE CONTRACTING PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(i) GOVERNING LAW. This Consent and Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(j) WAIVER OF JURY TRIAL. The Contracting Party hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Consent and Agreement or the transactions contemplated hereby.

(k) RELIANCE ON AND SURVIVAL OF REPRESENTATIONS. All agreements, representations and warranties of the Contracting Party herein, in the Assigned Agreement and in certificates or other instruments delivered pursuant to this Consent and Agreement shall (i) be deemed to be material and to have been relied upon by the Collateral Agent, notwithstanding any investigation heretofore or hereafter made by the Collateral Agent or any Secured Party or on behalf of the Collateral Agent or any Secured Party and (ii) survive the execution and delivery of this Consent and Agreement, and shall continue in effect so long as any Loan is outstanding.

(l) FURTHER ASSURANCE. The Contracting Party and the Project Company shall each at any time and from time to time upon the reasonable written request of the Collateral Agent execute and deliver such further documents and do such further acts and things as the Collateral Agent may occasionally request in order to effect the purposes of, or any of the transactions contemplated by, this Consent and Agreement.

IN WITNESS WHEREOF, the undersigned by its officer duly authorized has caused this Consent and Agreement to be duly executed and delivered as of the day first above written.

[THE CONTRACTING PARTY]



By: ________________________

Name:

Title:

Address for Notices:

[------------------------------]
[------------------------------]
[------------------------------]
Attention:  [__________________]

THE CHASE MANHATTAN BANK,
as Collateral Agent



By:__________________________
Name:


Address for Notices:

450 West 33rd Street, 15th Floor,
New York , New York, 10001,
Attention: Capital Markets Fiduciary Services -  International Project Finance

LIBERTY ELECTRIC POWER, LLC



By: ________________________

Name:

Title:

Address for Notices:

222 Delaware Avenue, Suite 1452
Wilmington, DE 19801
Attention:  Managing Member

With a copy to:

Columbia Electric Corporation
13880 Dulles Corner Lane
Herndon, CA 20171-4600
Attention:  General Counsel

                                   EXHIBIT C-1

                       OPINION OF COUNSEL TO THE BORROWER

                                   EXHIBIT C-2

                 OPINION OF PENNSYLVANIA COUNSEL TO THE BORROWER

                                   EXHIBIT C-3

                  OPINIONS OF COUNSEL TO MAJOR PROJECT PARTIES

                                   EXHIBIT C-4

               OPINION OF SPECIAL NEW YORK COUNSEL TO THE LENDERS

                                   EXHIBIT C-5

                 OPINION OF PENNSYLVANIA COUNSEL TO THE LENDERS

                                    EXHIBIT D

                FORM OF INDEPENDENT ENGINEER DRAWDOWN CERTIFICATE



Date:              [______________________]

To:                The Chase Manhattan Bank,
                   as Administrative Agent

COPIES TO:         Liberty Electric Power, LLC (the PROJECT COMPANY)
                   The Chase Manhattan Bank, as Collateral Agent

1. Reference is made herein to the Master Agreement dated as of July 31, 2000 between Liberty Electric PA, LLC, Liberty Electric Power, LLC, The Chase Manhattan Bank, as Administrative Agent and the Lenders named therein. Capitalized terms used herein but not defined herein shall have the respective meanings assigned thereto in the Master Agreement, whether specifically set forth therein or by reference to another document.

2. This Certificate is being delivered to you in connection with a Notice of Borrowing dated [--------------].

3. The individual executing this Certificate is a duly authorized representative of the Independent Engineer, authorized to execute and deliver this Certificate on behalf of the Independent Engineer.

4. The Independent Engineer has received and reviewed the Notice of Borrowing dated [________] under which the Borrower wishes to make the following drawdowns under the following Facilities: [ ]1 The Independent Engineer has also received and reviewed all other information it has requested to enable it to sign this certificate and has no reason to believe that any such information is untrue, incorrect or incomplete.

5. The Independent Engineer certifies that to the best of its knowledge, after due inquiry, the information material to the construction of the Project (and the construction of the Interconnection Upgrades and the Gas Interconnection Facilities), contained in each Construction Progress Report delivered pursuant to Section 7.2(a) of the Master Agreement is true, complete and correct in all material respects.

6. The Independent Engineer further certifies it has no knowledge of the existence of any Default or Event of Default which has not been waived or cured.

_______________________
1 List Facilities and drawdown amounts

IN WITNESS WHEREOF the undersigned has executed this Certificate on the date first above written.

Sincerely,

Black & Veatch Corporation



By________________________
Title:

                                    EXHIBIT E

                       Form of Conversion Date Certificate

                           CONVERSION DATE CERTIFICATE

                          Re: LIBERTY ELECTRIC PA, LLC


                                                                      [DATE]
Chase Manhattan Bank
Loan and Agency Services
One Chase Plaza
8th Floor
New York, N.Y
Attention: Liberty Project Account Manager;

Ladies and Gentlemen:

Reference is made to the Master Agreement dated as of July 31, 2000 (as amended, modified and supplemented and in effect from time to time, the MASTER AGREEMENT) among LIBERTY ELECTRIC PA, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the BORROWER), LIBERTY ELECTRIC POWER, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the PROJECT COMPANY and, collectively with the Borrower, the OBLIGORS), the LENDERS (as defined in the Master Agreement), and THE CHASE MANHATTAN BANK, as Administrative Agent (the ADMINISTRATIVE AGENT). Capitalized terms used herein and not defined herein shall have the respective definitions assigned to such terms in Appendix A to the Master Agreement (and the principles of interpretation set forth in Appendix A to the Master Agreement shall apply to such definitions).

This Conversion Date Certificate is being delivered by the undersigned as required under Section 5.3(i) of the Master Agreement.

The Obligors hereby certify, that to the best of each Obligor's knowledge, after due inquiry, and to induce the Lenders and the Secured Parties to take action in reliance hereon, that:

(a) TRANSACTION DOCUMENTS. At the time of and immediately after giving effect to the Conversion Date, all Transaction Documents entered into by the Obligors with Major Project Parties that have continuing obligations are in full force and effect;

(b) ABSENCE OF DEFAULTS UNDER THE TRANSACTION DOCUMENTS. No default or event of default by either Obligor has occurred and be continuing under any Transaction Document and no default or event of default has occurred and be continuing by any Major Project Company (other than the Obligors) under any material provision of any Transaction Document, and no Default or Event of Default has occurred and be continuing;

(c) EVIDENCE OF INSURANCE. All insurance coverages required by or on behalf of the Obligors under the Master Agreement are in place and are in full force and effect;

(d) APPROVALS, PERMITS AND LICENSES. All Governmental Approvals (including those relating to the environment) required under Applicable Law for the operation of the Project and the execution and performance of all of the Transaction Documents are in full force and effect, subject to no conditions (including with respect to renewal) except for conditions that the Obligors can reasonably expect to be able to satisfy in a timely manner;

(e) PROJECT COSTS. All Project Costs have been paid or funds have been escrowed for the payment of remaining Project Costs and no amounts remain credited to the Tranche B Escrow Account; and

(f) STATUS OF THE PROJECT. The Project has achieved Actual Plant Acceptance and the Commencement Date or the Early Commencement Date has occurred under the Tolling Agreement.

Attached to this Conversion Date Certificate is a true and complete copy of the Acknowledgment of the Independent Engineer delivered in connection with this Conversion Date Certificate.

The Obligors hereby certify, after due inquiry, that the facts stated by the Obligors in this Conversion Date Certificate are true and complete.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

                            LIBERTY ELECTRIC PA, LLC

                            By Columbia Electric Liberty Corporation,
                            Member Manager


                            By:______________________
                               Name
                               Title:


                           LIBERTY ELECTRIC POWER, LLC

                           By Liberty Electric PA, LLC
                           By Columbia Electric Liberty Corporation,
                                 Member Manager



                            By:______________________
                               Name
                               Title:

                                 ACKNOWLEDGMENT

This Acknowledgment is being delivered by the undersigned, BLACK & VEATCH CORPORATION, a corporation organized under the laws of the State of Missouri, in connection with the Master Agreement dated as of July 31, 2000 (as amended, modified and supplemented and in effect from time to time, the MASTER AGREEMENT) among LIBERTY ELECTRIC PA, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the BORROWER), LIBERTY ELECTRIC POWER, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the PROJECT COMPANY and, collectively with the Borrower, the OBLIGORS), the LENDERS (as defined in the Master Agreement), and THE CHASE MANHATTAN BANK, as Administrative Agent (the ADMINISTRATIVE Agent). Capitalized terms used herein and not defined herein shall have the respective definitions assigned to such terms in Appendix A to the Master Agreement (and the principles of interpretation set forth in Appendix A to the Master Agreement shall apply to such definitions).

BLACK & VEATCH CORPORATION. hereby certifies that it has reviewed the Conversion Date Certificate dated [_________] and that, to the best of its knowledge (which knowledge is based upon information provided by the Obligors, the Contractor and its review conducted in accordance with the scope of its services as Independent Engineer for the Lenders), the information set forth therein is true and correct.

                                                 BLACK & VEATCH CORPORATION



                                                 By:__________________________
                                                 Title:

Date: [_______]

                                    EXHIBIT F

                           FORM OF NOTICE OF BORROWING


Date:            [________]

To:              To The Chase Manhattan Bank, as Administrative Agent

Copy To:         To The Chase Manhattan Bank, as Collateral Agent

LIBERTY ELECTRIC PA, LLC

Ladies and Gentlemen:

1. Reference is made herein to the Master Agreement, dated as of July 31, 2000, between Liberty Electric PA, LLC, Liberty Electric Power, LLC, the Lenders named thereto and the Chase Manhattan Bank, as Administrative Agent (the MASTER AGREEMENT). Capitalized terms used herein but not defined herein shall have the respective meanings assigned thereto in the Master Agreement, whether specifically set forth therein or by reference to another document.

2. This Notice of Borrowing is irrevocable and constitutes a request, in accordance with Section 3.4 of the Master Agreement and [Section 2.1 of the Note Purchase Agreement]/[Section 2.02 of the Credit Agreement]2 that each Lender make its Pro Rata Share (as set forth on Annex 1 attached hereto) of the aggregate [ ]3. The Requested Drawdown Date for the making of the Loans is [ ]4.

3. [FOR LOANS UNDER THE CREDIT AGREEMENT, (I) DESCRIBED WHETHER AN ABR BORROWING OR A LIBOR BORROWING AND (II) STATE THE INTEREST PERIOD FOR EACH LOAN].5

4. The funds are to be transferred to the following account:

[INSERT INFORMATION]

5. Attached hereto are all certificates and documentation required pursuant to
Section 3.4 of the Master Agreement.


LIBERTY ELECTRIC PA, LLC
By Columbia Electric Liberty Corporation,
Member Manager


By_________________________________
Name:




______________________
2 Insert as appropriate
3 List Facilities and amounts to be drawdown under each such Facility 4 Insert Requested Drawdown Date.
5 Insert for Bank Lender Loans

                                    CONTENTS


CLAUSE                                                                     PAGE


1.   ARTICLE I.  DEFINITIONS..................................................1

      1.1    Defined Terms....................................................1

2.   ARTICLE II.  PRELIMINARY MATTERS.........................................1

      2.1    The Obligors.....................................................1
      2.2    Project..........................................................1
      2.3    Tolling Agreement................................................1
      2.4    EPC Contract.....................................................1
      2.5    O&M Agreement; Management Services Agreement.....................1
      2.6    PJM Interconnection Service Agreement; PECO and Conectiv
             Interconnection Agreements.......................................1
      2.7    Precedent Agreement; Gas Transportation Agreement................1
      2.8    Water Supply Agreement...........................................1
      2.9    Merrill Creek Reservoir Capacity Assignment......................1
      2.10   Bank Facility....................................................1
      2.11   Institutional Facility...........................................1
      2.12   Intercreditor Agreement..........................................1
      2.13   Disbursement Agreement...........................................1
      2.14   Security.........................................................1
      2.15   Intent of Article 2..............................................1

3.   ARTICLE III.  LOANS; COMMITMENTS.........................................1

      3.1    Loans............................................................1
      3.2    Optional Reductions and Cancellations of Commitments.............1
      3.3    Mandatory Reduction of Commitments...............................1
      3.4    Procedures for Borrowing.........................................1

4.   ARTICLE IV.  PAYMENTS; PREPAYMENTS.......................................1

      4.1    Place and Manner of Payments.....................................1
      4.2    Mandatory Prepayments............................................1
      4.3    Voluntary Prepayments............................................1
      4.4    Allocation.......................................................1

5.   ARTICLE V.  CONDITIONS...................................................1

      5.1    Conditions Precedent to Initial Loans............................1
      5.2    Conditions Precedent to Each Loan (including the Initial Loans)
             prior to the Conversion Date.....................................1
      5.3    Conditions Precedent to Conversion...............................1
      5.4    Conditions Precedent to Each Borrowing after the Conversion Date.1

6.   ARTICLE VI.  REPRESENTATIONS AND WARRANTIES..............................1

      6.1    Organization; Powers.............................................1
      6.2    Authorization; Enforceability....................................1
      6.3    Capitalization...................................................1
      6.4    Subsidiaries and Beneficial Interest.............................1
      6.5    Governmental Approvals...........................................1
      6.6    Financing Documents; Major Project Documents; Non-Material
             Project Documents; Licenses......................................1
      6.7    Use of Proceeds..................................................1
      6.8    No Breach........................................................1
      6.9    Title; Security Documents........................................1
      6.10   Actions, Suits and Proceedings...................................1
      6.11   Environmental Matters............................................1
      6.12   Compliance with Applicable Laws..................................1
      6.13   Investment Company Act...........................................1
      6.14   PUHCA............................................................1
      6.15   Taxes............................................................1
      6.16   ERISA............................................................1
      6.17   Nature of Business...............................................1
      6.18   Utility Services.................................................1
      6.19   Disclosure.......................................................1
      6.20   Private Offerings................................................1
      6.21   Fees.............................................................1
      6.22   Budgets..........................................................1

7.   ARTICLE VII.  AFFIRMATIVE COVENANTS......................................1

      7.1    Financial Statements and Related Information.....................1
      7.2    Construction Reports; Operating Reports; Etc.....................1
      7.3    Operating Budget.................................................1
      7.4    Notices of Material Events; Environmental Matters................1
      7.5    Miscellaneous Notices............................................1
      7.6    Existence; Conduct of Business...................................1
      7.7    Payment of Obligations and Tax Filings...........................1
      7.8    Project Construction; Maintenance of Properties..................1
      7.9    Insurance; Event of Loss; Project Document Claims................1
      7.10   Books and Records; Inspection Rights; Accounting and
             Accounting Matters...............................................1
      7.11   Compliance with Laws.............................................1
      7.12   Maintenance of Lien..............................................1
      7.13   Independent Engineer; Insurance Consultant.......................1
      7.14   Security Interest in Newly Acquired Property; Additional Major
             Project Documents and Merchant Stage Agreements..................1
      7.15   Operating Budget.................................................1
      7.16   Major Project Documents; Etc.....................................1
      7.17   Rating of the Loans..............................................1
      7.18   Power Price Forecast.............................................1
      7.19   Energy Management Procedures.....................................1

8.   ARTICLE VIII.  NEGATIVE COVENANTS........................................1

      8.1    Indebtedness.....................................................1
      8.2    Liens............................................................1
      8.3    Merger, and Consolidation; Disposition of Assets.................1
      8.4    Organizational Documents; Fiscal Year; Legal Form................1
      8.5    No Other Business................................................1
      8.6    Investments......................................................1
      8.7    Restricted Payments..............................................1
      8.8    Transactions with Affiliates and Non Arms'-Length Dealing........1
      8.9    Maintenance of Properties........................................1
      8.10   Completion; Performance Tests....................................1
      8.11   Major Project Documents; Etc.....................................1
      8.12   Public Utility Holding Company Act...............................1

9.   ARTICLE IX.  EVENTS OF DEFAULT...........................................1

      9.1    Events of Default................................................1

10.  ARTICLE X.  GUARANTEE....................................................1

      10.1   The Guarantee....................................................1
      10.2   Obligations Unconditional........................................1
      10.3   Reinstatement....................................................1
      10.4   Subrogation......................................................1
      10.5   Remedies.........................................................1
      10.6   Instrument for the Payment of Money..............................1
      10.7   Continuing Guarantee.............................................1

11.  ARTICLE XI.  THE AGENT...................................................1


12.  ARTICLE XII.  MISCELLANEOUS..............................................1

      12.1   Notices..........................................................1
      12.2   Waivers; Amendments; Consents....................................1
      12.3   Expenses; Indemnity; Damage Waiver...............................1
      12.4   Successors and Assigns...........................................1
      12.5   Governing Law; Jurisdiction; Etc.................................1
      12.6   WAIVER OF JURY TRIAL.............................................1
      12.7   Limited Recourse.................................................1
      12.8   Headings.........................................................1
      12.9   Treatment of Certain Information; Confidentiality................1
      12.10  Service of Process...............................................1
      12.11  Producer Built Facilities........................................1


APPENDIX A        Definitions

APPENDIX B        Insurance

APPENDIX C        Major Project Documents

SCHEDULE 6.3      Capitalization

SCHEDULE 6.5      Governmental Approvals

EXHIBIT A         Form of Assignment and Acceptance

EXHIBIT B         Form of Consent and Agreement

EXHIBIT C-1       Opinion of Counsel to the Borrower

EXHIBIT C-2       Opinion of Pennsylvania Counsel to the Borrower

EXHIBIT C-3       Opinions of Counsel to Major Project Parties

EXHIBIT C-4       Opinion of Special New York Counsel to the Lenders

EXHIBIT C-5       Opinion of Pennsylvania Counsel to the Lenders

EXHIBIT D         Form of Independent Engineer Drawdown Certificate

EXHIBIT E         Form of Conversion Date Certificate

EXHIBIT F         Form of Notice of Borrowing

                                                                Execution Copy


                            DATED AS OF JULY 31, 2000



                            LIBERTY ELECTRIC PA, LLC



                           LIBERTY ELECTRIC POWER, LLC



                            THE LENDERS PARTY HERETO



                                       AND



                            THE CHASE MANHATTAN BANK
                             AS ADMINISTRATIVE AGENT




===============================================================================
                                MASTER AGREEMENT

===============================================================================

WAIVER NO. 1 TO THE MASTER AGREEMENT dated as of February 6, 2001 between LIBERTY ELECTRIC PA, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the BORROWER), LIBERTY ELECTRIC POWER, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the PROJECT COMPANY and, collectively with the Borrower, the OBLIGORS), each of the Lenders signatory to the Master Agreement referred to below (the LENDERS) and THE CHASE MANHATTAN BANK, as administrative agent (the ADMINISTRATIVE AGENT).

The Obligors, the Lenders and the Administrative Agent are party to a Master Agreement dated as of July 31, 2000 (as amended, supplemented and otherwise modified and in effect immediately prior to the effectiveness of the waiver contemplated hereby, the MASTER AGREEMENT).

The Obligors have requested that the Lenders agree, and the Lenders party hereto are willing, to waive certain notice provisions contained in Section 12.2(d) of the Master Agreement, all on the terms and conditions of this Waiver No. 1.

Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS

1. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Master Agreement.


WAIVER

2. With respect to the Decision to approve or reject the proposals requested by the Administrative Agent in its letter dated January 30, 2001, the Lenders hereby waive compliance with the provision set forth in Section 12.2(d) of the Master Agreement requiring the Decision Date to be not less than 10 Business Days after the date upon which the Administrative Agent has notified the Lenders of a Decision, PROVIDED that such Decision Date with respect to such proposals shall be February 6, 2001.

The foregoing waiver shall not be construed as a waiver of (i) any other provision; or (ii) any provision relating to a Decision made after the date hereof. Such waiver shall not extend to or affect any obligation not expressly waived or impair any right consequent thereon.

REPRESENTATIONS AND WARRANTIES

3.   Each Obligor represents and warrants to the Lenders that:

(a) This Waiver No. 1 has been duly and validly executed and delivered by such Obligor and constitutes the Obligor's legal, valid and binding obligation, enforceable against such Obligor in accordance with its terms.

(b) After giving effect to this Waiver No. 1, (i) no Default or Event of Default shall have occurred and be continuing; and (ii) the representations and warranties made by the Obligors in Article 6 of the Master Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

CONDITIONS TO EFFECTIVENESS

4. The waiver provided for in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Waiver No. 1 by the parties hereto.

DOCUMENTS OTHERWISE UNCHANGED

5. Except as herein provided, the Master Agreement shall remain unchanged and in full force and effect.

EXPENSES

6. Without limiting its obligations under Section 12.3(a) of the Master Agreement, the Obligors jointly and severally agree to pay, on demand, all reasonable out-of-pocket costs and expenses of the Lenders (including the fees and disbursements of counsel to the Lenders incurred in connection with the negotiation, preparation, execution and delivery of this Waiver No. 1).

BINDING EFFECT

7. This Waiver No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

GOVERNING LAW

8. This Waiver No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver No. 1 to be duly executed as of the day and year first above written.


LIBERTY ELECTRIC PA, LLC
By Mid Atlantic Liberty Corporation, a Member Manager


By:
Name:
Title:

LIBERTY ELECTRIC POWER, LLC
By Liberty Electric PA, LLC, its sole Member
By Mid Atlantic Liberty Corporation, a Member Manager



By:
Name:
Title:

THE CHASE MANHATTAN BANK
(As Administrative Agent)


By:
Name:
Title:

THE CHASE MANHATTAN BANK


By:
Name:
Title:



LANDESBANK HESSEN-THURINGEN GIROZENTRALE



By:
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG - NEW YORK BRANCH



By:
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG - NEW YORK BRANCH



By:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.
NEW YORK BRANCH



By:
Title:

CREDIT AGRICOLE INDOSUEZ



By:
Title:

CREDIT AGRICOLE INDOSUEZ



By:
Title:

THE DAI-ICHI KANGYO BANK, LTD.



By:
Title:

UNION BANK OF CALIFORNIA, N.A.



By:
Title:

NORDDEUTSCHE LANDESBANK GIROZENTRALE
NEW YORK/CAYMAN ISLAND BRANCH



By:
Title:

By:
Title:

KBC BANK N.V. (NEW YORK BRANCH)



By:
Title:

KBC BANK N.V. (NEW YORK BRANCH)



By:
Title:



GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND



By:
Title:

NEW YORK LIFE INSURANCE COMPANY



By:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



By:
Title:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (BPF)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (RDI)
By:  Lincoln Investment Management Inc.
Its Attorney-in-Fact


By:
Title:

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY



By:
Title:

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



By:
Title:



MONUMENTAL LIFE INSURANCE COMPANY



By:
Title:

AMENDMENT NO. 2 TO THE MASTER AGREEMENT dated as of February 6, 2001 between LIBERTY ELECTRIC PA, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the Borrower), LIBERTY ELECTRIC POWER, LLC, a special purpose limited liability company incorporated under the laws of the State of Delaware (the Project Company and, collectively with the Borrower, the Obligors), certain Lenders party to the Master Agreement referred to below (the Lenders) and THE CHASE MANHATTAN BANK, as administrative agent (the Administrative Agent).

The Obligors, the Lenders and the Administrative Agent are party to a Master Agreement dated as of July 31, 2000 (as amended, supplemented and otherwise modified and in effect immediately prior to the effectiveness of the amendments contemplated hereby, the Master Agreement).

The Obligors have requested that the Lenders agree, and the Lenders party hereto are willing, to amend the Master Agreement, all on the terms and conditions of this Amendment.

Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS

1. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Master Agreement, as amended hereby. In addition, as used herein, Amendment Effective Date means the first date on which each of the conditions to effectiveness set forth in Section 5 shall have been satisfied.

AMENDMENTS

2.   Subject to the satisfaction of the conditions to effectiveness specified in
Section 4 hereof, but with effect on and after the date hereof, the Master Agreement shall be amended as follows:

(a) Appendix A of the Master Agreement shall be amended by adding the following new definitions (to the extent not already included in Appendix A) and inserting the same in the appropriate alphabetic location and amending the following definitions (to the extent already included in Appendix A), as follows:

     AMENDMENT NO. 1 means the amendment to the Master Agreement pursuant to an agreement dated as of January 15, 2001 between the Obligors, the Lenders party thereto and the Administrative Agent.

     AMENDMENT NO. 2 Means Amendment No. 2 to the Master Agreement dated as of February 6, 2001 between the Obligors, the Lenders party thereto, and the Administrative Agent.

     GTN Means PG&E Gas Transmission, Northwest Corporation, a California corporation.

     GTN GUARANTEE Means the guarantee provided by GTN in favor of the Project Company, guaranteeing the obligations of PGET under the Tolling Agreement.

     MAJOR PROJECT PARTY Means the Borrower, the Project Company, each Member, PGET, GTN, NEG, the Contractor, the Contractor Guarantors, the Operator, the Transmission Provider, PECO, TETCO, PSW, and each Person party to a Major Project Document, in each case until each Transaction Document to which such Person is a party has terminated or expired in accordance with its terms.

     NEG Means PG&E National Energy Group, Inc., a Delaware corporation.

     NEG GUARANTEE Means the guarantee provided by NEG in favor of the Project Company, guaranteeing the obligations of PGET under the Tolling Agreement.

     PGET GUARANTEE Means, collectively, each of the NEG Guarantee and GTN Guarantee provided by NEG and GTN, respectively, guaranteeing the obligations of PGET under the Tolling Agreement.

(b) Each of sections 9.1(h), (i) and (j) of the Master Agreement shall be amended to replace each reference to "PG&E" with "GTN, NEG".

REPRESENTATIONS AND WARRANTIES

3. Each Obligor represents and warrants to the Lenders and the Administrative Agent that:

(a) this Amendment has been duly and validly executed and delivered by each Obligor and constitutes each Obligor's legal, valid and binding obligation, enforceable against each Obligor in accordance with its terms; and

(b) after giving effect to this Amendment (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by each Obligor in Article VI of the Master Agreement and in each of the other Transaction Documents to which it is a party, are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

It shall be an Event of Default for all purposes of the Master Agreement, as amended hereby, if any representation, warranty or certification made by either Obligor in this Amendment shall prove to have been false or misleading as of the time made or furnished in any material respect.

CONDITIONS TO EFFECTIVENESS

4. The amendments to the Master Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the satisfaction of all of the following conditions to effectiveness (including, without limitation, that each document to be received by the Administrative Agent shall be in form and substance satisfactory to the Administrative Agent):

(a) AMENDMENT NO. 2. The Administrative Agent shall have received this Amendment, duly executed and delivered by each Obligor, each of the Required Lenders, the Majority Lenders under each Loan Agreement and the Administrative Agent.

(b) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Obligors in Section 3 hereof shall be true and correct on and as of the Amendment Effective Date with the same force and effect as if made on and as of the Amendment Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and the Administrative Agent shall have received a certificate of a senior officer of each of the Obligors to that effect, dated the Amendment Effective Date, in substantially the form of Exhibit A hereto.

(c) OPINION OF COUNSEL. The Administrative Agent shall have received an opinion of (i) Dewey Ballantine, LLP, special New York counsel to GTN and NEG; (ii) special in-house California counsel to GTN; (iii) Dewey Ballantine, LLP, special New York counsel to NEG; (iv) Potter Anderson & Corroon, LLP, special Delaware counsel to NEG; and (v) Stroock & Stroock & Lavan LLP, special New York Counsel to the Obligors, each dated the Amendment Effective Date.

(d) GUARANTEES. The Administrative Agent shall have received each of the GTN Guarantee and the NEG Guarantee, duly executed and delivered by each of GTN and NEG, respectively.

(e) CONSENTS. The Administrative Agent shall have received (i) the Consent Agreement between GTN, the Project Company and the Collateral Agent; and
     (ii) the Consent Agreement between NEG, the Project Company and the Collateral Agent, each duly executed and delivered by the relevant parties thereto.

(f) CONSENT TO SUBSTITUTION. The Administrative Agent shall have received the Guarantee and Consent Termination Agreement, duly executed and delivered by each of the parties thereto.

(g) AMENDMENT NO. 4 TO THE TOLLING AGREEMENT. The Administrative Agent shall have received the Amendment No. 4 to the Tolling Agreement, duly executed and delivered by each of the parties thereto.

(h) AMENDMENT FEE. The Borrower shall have paid the Administrative Agent for the account of the Lenders a fee of 0.50% of the total Commitment in connection with the amendments made hereof.

(i) OTHER DOCUMENTS. The Administrative Agent shall have received such other documents as the Administrative Agent or any Lender or special New York counsel to the Lenders may reasonably request.

ORION LOANS

5(a) Appendix A to the Master Agreement shall be further amended so that the definition of Permitted Indebtedness is amended to permit the incurrence of Indebtedness of the Borrower in the amount of $167,500 (the Amendment Fee Loan) to be advanced by Orion Power Holdings, Inc. on February 9, 2001, provided that such Indebtedness is subordinated to the Secured Obligations in accordance with the subordination provisions included in the $1,500,000 Interim Orion Loan of January 16, 2001 (the Interim Orion Loan and together with the Amendment Fee Loan, the Orion Loans). Notwithstanding any provision to the contrary in the Interim Orion Loan, no interest or fees will be payable on or in connection with either of the Orion Loans.

(b) The parties hereto agree that any amounts in the Equity Distribution Account (as defined in the Disbursement Agreement dated July 31, 2000 between the Obligors, the Administrative Agent and The Chase Manhattan Bank, as Collateral Agent and Depositary Bank) may be utilized at the option of the Borrower to prepay the Orion Loans. For the avoidance of doubt, the Orion Loans may not be prepaid in any other circumstance.

DOCUMENTS OTHERWISE UNCHANGED

6. Except as herein provided, the Master Agreement shall remain unchanged and in full force and effect, and each reference to the Master Agreement, and words of similar import in the Master Agreement, as amended hereby, and other documents to which any Obligor is a party shall be a reference to the Master Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

COUNTERPARTS

7. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

EXPENSES

8. Without limiting its obligations under Section 12.3(a) of the Master Agreement, the Obligors agree to pay, on demand, all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders (including the fees and disbursements of Freshfields Bruckhaus Deringer LLP, special New York counsel to the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

BINDING EFFECT

9. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

GOVERNING LAW

10. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.


LIBERTY ELECTRIC PA, LLC
By Mid Atlantic Liberty Corporation, a Member Manager



By:
Name:
Title:

LIBERTY ELECTRIC POWER, LLC
By Liberty Electric PA, LLC, its sole Member
By Mid Atlantic Liberty Corporation, a Member Manager



By:
Name:
Title:

THE CHASE MANHATTAN BANK
(As Administrative Agent)



By:
Name:
Title:

THE CHASE MANHATTAN BANK



By:
Name:
Title:



LANDESBANK HESSEN-THURINGEN GIROZENTRALE



By:
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG - NEW YORK BRANCH



By:
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG - NEW YORK BRANCH



By:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.
NEW YORK BRANCH



By:
Title:

CREDIT AGRICOLE INDOSUEZ



By:
Title:

CREDIT AGRICOLE INDOSUEZ



By:
Title:

THE DAI-ICHI KANGYO BANK, LTD.



By:
Title:

UNION BANK OF CALIFORNIA, N.A.



By:
Title:

NORDDEUTSCHE LANDESBANK GIROZENTRALE
NEW YORK/CAYMAN ISLAND BRANCH



By:
Title:

By:
Title:

KBC BANK N.V. (NEW YORK BRANCH)



By:
Title:

KBC BANK N.V. (NEW YORK BRANCH)



By:
Title:



GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND



By:
Title:

NEW YORK LIFE INSURANCE COMPANY



By:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



By:
Title:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (BPF)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (RDI)
By:  Lincoln Investment Management Inc.
Its Attorney-in-Fact


By:
Title:

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY



By:
Title:

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



By:
Title:



MONUMENTAL LIFE INSURANCE COMPANY



By:
Title:

                                    EXHIBIT A

                                   CERTIFICATE

            [LIBERTY ELECTRIC PA, LLC] [LIBERTY ELECTRIC POWER, LLC]



I, ________________, the duly authorized __________________ of [LIBERTY ELECTRIC
PA, LLC] [LIBERTY ELECTRIC POWER, LLC], a Delaware corporation [(the BORROWER)] [(the PROJECT COMPANY)], hereby certify as follows:

         Each of the representations and warranties made by the [Borrower][Project Company] in Section 3 of Amendment No. 2 dated as of February 6, 2001 (the AMENDMENT) between the Obligors, the Lenders party thereto and THE CHASE MANHATTAN BANK, as administrative agent, is true and correct on and as of the Amendment Effective Date (as defined in the Amendment) with the same force and effect as if made on and as of the date of this Certificate (or, if any such representation or warranty is expressly stated in the Amendment to have been made as of a specific date, as of such specific date).

In Witness Whereof, I have caused this Certificate to be executed this February [__], 2001.

                                                     By:
                                                     Title: